UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21774

First Trust Exchange-Traded Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE(R) Arca(R) Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)

Annual Report
December 31, 2022

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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2022.

The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500(R) Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.

A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the "Fed")
described this as a "soft landing," stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the
Federal Funds rate has been since 2008.

The economic impact of the Fed's tighter monetary policy quickly became evident.
Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product ("GDP") growth rate since March
2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing
12-month rate on the Consumer Price Index ("CPI"), appears to be responding to the Fed's tightening. After peaking at 9.1% in June 2022, the CPI rate fell to
6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly
125,000 employees have lost their jobs since June 2022 as more than 120 U.S.
companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.

Since 1928, the S&P 500(R) Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the
U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2022 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve (the "Fed") remained steadfast in its battle with stubbornly high inflation in 2022. The Federal Funds target rate (upper bound), which stood at a mere 0.25% in January 2022 closed the year at 4.50%, its highest level in over a decade. Fortunately, it appears that inflation, as measured by the
Consumer Price Index ("CPI") is responding to the Fed's tightening. After peaking at 9.1% on a trailing 12-month basis in June 2022, the CPI fell to 6.5%
in December 2022. While we were glad to see a decline in the CPI, it still stands significantly higher than the Fed's stated goal of 2.0%, suggesting that further action by the Fed may be warranted, in my opinion.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2022 projected a 2.7% real gross domestic product ("GDP") growth rate for 2023, down from 3.2% in 2022. The IMF is calling for a 1.0% growth rate for the U.S. GDP in 2023, down from its 1.6% estimate for 2022. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2023 growth rate estimates are 3.7% and
1.1%, respectively.

Investors continued to funnel capital into exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") in 2022 despite the sharp sell-off in the markets. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. stood at $6.51 trillion as of year-end, down 9.8% from $7.21 trillion at the end of 2021, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. stood at $607.23 billion in 2022, their second highest level on record, surpassed only by the
$919.78 billion of inflows in 2021.

U.S. STOCKS AND BONDS

In 2022, three of the major U.S. stock indices posted substantial double-digit losses. The S&P 500(R) Index, the S&P MidCap 400(R) Index and the S&P SmallCap
600(R) Index posted total returns of -18.11%, -13.06%, and -16.10%, respectively, according to Bloomberg. Of the 11 major sectors that comprise the
S&P 500(R) Index, only the Energy and Utilities sectors posted positive total returns, up 65.72% and 1.57%, respectively. The two worst-performing sectors were the Communication Services sector, down 39.89% and the Consumer
Discretionary sector, down 37.03%. Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P 500(R) Index for 2023 and 2024 were 1.97% and
9.87%, respectively, as of January 6, 2023.

The yield on the benchmark 10-Year Treasury Note ("T-Note") closed trading on
December 30, 2022, at 3.88%, according to Bloomberg. The 3.88% yield stood 173 basis points ("bps") above its 2.15% average for the 10-year period ended
December 30, 2022. Its yield rose 237 bps in 2022. Most bond investors likely know that as yields increase, prices fall. As indicated by the sizeable increase in the yield on the 10-Year T-Note, bond investors endured a challenging year of declines in 2022. In the U.S. bond market, all the major bond groups posted negative total returns in 2022. The top performing major debt group we track was intermediate Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of -7.77%.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 8.21% against a basket of major currencies in
2022, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY Index closed 2022 at a reading of 103.52, significantly above its 20-year average of 88.53. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -16.60% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 16.25% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -20.09% (USD), while the MSCI World ex USA Index declined by 14.29% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Dow Jones Select
MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks of U.S.
micro-capitalization companies which are publicly traded in the United States.
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of micro-cap stocks issued by U.S.
companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (9/27/05)      Ended       Ended       (9/27/05)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                          -11.56%      4.85%       10.71%        7.24%        26.74%     176.55%       234.38%
Market Price
                                             -11.68%      4.78%       10.71%        7.24%        26.28%     176.50%       234.05%
INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)          -11.03%      5.65%       11.45%        7.98%        31.61%     195.79%       276.48%
Russell 2000(R) Index                        -20.44%      4.13%        9.01%        7.29%        22.41%     136.96%       237.07%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -11.56% during the
12-month period covered by this report. During the same period, the Russell
2000(R) Index (the "Benchmark") generated a return of -20.44%. The Fund allocated 34.0% to the Financials sector, which was noticeably more than the allocation to any other sector. The sector with the second highest weight was the Industrials sector, with an allocation of only 15.3%. The Financials sector contributed -3.6% to the Fund's return. The sector with the greatest contribution to the Fund's return was the Energy sector. Investments in Energy securities received an allocation of 4.4% and contributed 1.5% to the Fund's return. The most negative contribution to the Fund's return came from the
Consumer Discretionary sector. These investments carried an average weight of
14.8% and contributed -5.7% to the overall Fund return.

-----------------------------
The Dow Jones Select MicroCap Index(SM) ("Index") is a product of S&P Dow Jones
Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First
Trust. S&P(R) is a registered trademark of Standard & Poor's Financial Services
LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark
Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by
SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruptions of the Index.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                     31.8%
Consumer Discretionary                         18.8
Industrials                                    16.4
Energy                                          8.4
Information Technology                          6.8
Materials                                       4.6
Health Care                                     4.2
Real Estate                                     3.7
Communication Services                          2.4
Consumer Staples                                2.1
Utilities                                       0.8
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Sitio Royalties Corp., Class A                  3.6%
Modine Manufacturing Co.                        1.8
Titan Machinery, Inc.                           1.4
RCI Hospitality Holdings, Inc.                  1.4
Heritage Commerce Corp.                         1.3
Collegium Pharmaceutical, Inc.                  1.3
First Bancshares (The), Inc.                    1.3
John B Sanfilippo & Son, Inc.                   1.2
SunCoke Energy, Inc.                            1.2
TrustCo Bank Corp.                              1.2
                                             -------
   Total                                       15.7%
                                             =======


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/12              $10,000                   $10,000                 $10,000
06/13               11,624                    11,659                  11,586
12/13               14,331                    14,425                  13,882
06/14               14,235                    14,373                  14,325
12/14               14,772                    14,954                  14,561
06/15               15,540                    15,776                  15,253
12/15               14,855                    15,134                  13,918
06/16               15,226                    15,555                  14,227
12/16               20,121                    20,610                  16,885
06/17               20,246                    20,785                  17,728
12/17               21,821                    22,473                  19,359
06/18               23,595                    24,370                  20,842
12/18               19,047                    19,734                  17,225
06/19               21,270                    22,114                  20,150
12/19               24,240                    25,265                  21,622
06/20               18,751                    19,581                  18,816
12/20               23,209                    24,522                  25,941
06/21               29,991                    31,781                  30,491
12/21               31,272                    33,252                  29,787
06/22               25,928                    27,629                  22,808
12/22               27,655                    29,579                  23,696


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend
Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments. The securities comprising the Morningstar(R) US Market Index(SM) serve as the Fund's selection universe.
The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (3/9/06)       Ended       Ended       (3/9/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                            6.71%      8.30%       11.10%        7.73%        48.96%     186.62%       249.80%
Market Price
                                               6.68%      8.27%       11.10%        7.73%        48.81%     186.61%       249.69%
INDEX PERFORMANCE
Morningstar(R) Dividend Leaders Index(SM)      7.08%      8.86%       11.67%        8.27%        52.86%     201.61%       280.56%
S&P 500(R) Index                             -18.11%      9.42%       12.56%        8.96%        56.88%     226.54%       323.35%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.71% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of -18.11%. The largest sector allocation was to the Energy sector, with an average portfolio weight of 16.4%. This sector also contributed the most to the Fund's return, contributing 6.8%. The most negative contribution to the Fund's return came from the Financials sector. This sector had an average weight of 14.1% and contributed -1.1% to the Fund's return.

-----------------------------
Morningstar(R) and Morningstar(R) Dividend Leaders Index(SM) are registered trademarks and service marks of Morningstar, Inc. ("Morningstar") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar and Morningstar makes no representation regarding the advisability of investing in the Fund.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                         21.6%
Financials                                     18.3
Consumer Staples                               13.5
Health Care                                    10.1
Information Technology                          9.4
Communication Services                          9.2
Utilities                                       7.8
Industrials                                     6.0
Consumer Discretionary                          2.6
Materials                                       1.5
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exxon Mobil Corp.                              10.6%
Verizon Communications, Inc.                    8.4
AbbVie, Inc.                                    7.1
Philip Morris International, Inc.               5.7
Altria Group, Inc.                              4.8
Cisco Systems, Inc.                             4.5
International Business Machines Corp.           4.1
Pioneer Natural Resources Co.                   3.9
United Parcel Service, Inc., Class B            3.2
Citigroup, Inc.                                 2.9
                                             -------
   Total                                       55.2%
                                             =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust Morningstar
               Dividend Leaders         Morningstar(R) Dividend     S&P 500(R)
                  Index Fund               Leaders Index(SM)          Index
12/12               $10,000                     $10,000              $10,000
06/13                11,396                      11,427               11,382
12/13                12,272                      12,337               13,238
06/14                13,535                      13,646               14,183
12/14                13,863                      14,009               15,051
06/15                13,443                      13,614               15,236
12/15                14,242                      14,454               15,259
06/16                16,338                      16,631               15,845
12/16                17,192                      17,537               17,084
06/17                17,694                      18,098               18,680
12/17                19,244                      19,732               20,813
06/18                18,605                      19,126               21,365
12/18                18,114                      18,652               19,901
06/19                20,701                      21,381               23,591
12/19                22,527                      23,339               26,167
06/20                18,035                      18,734               25,361
12/20                21,532                      22,436               30,981
06/21                24,559                      25,674               35,706
12/21                26,863                      28,170               39,873
06/22                26,970                      28,333               31,914
12/22                28,662                      30,161               32,654


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks that comprise the Index.
The Index seeks to measure the performance of the equity securities of the 100 typically largest and most liquid initial public offerings ("IPOs") (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (4/12/06)      Ended       Ended       (4/12/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                          -35.05%      3.56%       10.57%        9.38%        19.12%     173.09%       347.68%
Market Price
                                             -35.15%      3.51%       10.50%        9.37%        18.83%     171.45%       347.01%
INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                       -34.76%      4.03%       11.13%        9.99%        21.85%     187.35%       391.10%
S&P 500(R) Index                             -18.11%      9.42%       12.56%        8.92%        56.88%     226.54%       317.57%
Russell 3000(R) Index                        -19.21%      8.79%       12.13%        8.72%        52.37%     214.28%       304.54%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -35.05% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index (the "Benchmark")
generated a return of -19.21%. The largest sector allocation was to the
Information Technology with 24.5% average weight. This allocation generated a
-17.6% contribution to the Fund's return. This was by far the Fund's largest sector weight, with the second most being allocated to the Health Care sector at a 15.2% weight. The allocation to the Health Care sector generated a -2.3%
contribution to the Fund's return. The greatest contribution to the Fund's return came from the Energy sector, which contributed 1.5%.

-----------------------------
IPOX(R) and IPOX(R)-100 U.S. Index are registered international trademarks and service marks of IPOX(R) Schuster LLC ("IPOX") and have been licensed for use by
First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and
IPOX makes no representation regarding the advisability of trading in such Fund.
IPOX(R) is an international trademark of IPOX Schuster LLC. Index of Initial
Public Offerings (IPOX) and IPOX Derivatives Patent No. 7,698,197.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         23.6%
Health Care                                    21.8
Industrials                                    14.6
Utilities                                       8.8
Materials                                       7.2
Consumer Discretionary                          6.5
Financials                                      6.0
Consumer Staples                                3.9
Communication Services                          3.5
Energy                                          2.8
Real Estate                                     1.3
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Corteva, Inc.                                   6.5%
Block, Inc.                                     5.5
Sempra Energy                                   4.9
Regeneron Pharmaceuticals, Inc.                 4.6
United Therapeutics Corp.                       4.2
ON Semiconductor Corp.                          3.6
Constellation Energy Corp.                      3.1
Gitlab, Inc., Class A                           2.7
Academy Sports & Outdoors, Inc.                 2.6
Eli Lilly & Co.                                 2.6
                                             -------
   Total                                       40.3%
                                             =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2012 - DECEMBER 31, 2022

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/12            $10,000               $10,000           $10,000              $10,000
06/13             11,679                11,708            11,382               11,406
12/13             14,798                14,888            13,238               13,355
06/14             15,776                15,923            14,183               14,282
12/14             16,560                16,764            15,051               15,032
06/15             17,991                18,266            15,236               15,324
12/15             16,922                17,232            15,259               15,105
06/16             16,812                17,160            15,845               15,652
12/16             18,056                18,480            17,084               17,028
06/17             19,986                20,505            18,680               18,549
12/17             22,924                23,581            20,813               20,626
06/18             24,123                24,866            21,365               21,290
12/18             21,040                21,745            19,901               19,544
06/19             26,470                27,429            23,591               23,201
12/19             27,444                28,477            26,167               25,607
06/20             28,739                29,870            25,361               24,716
12/20             40,554                42,272            30,981               30,954
06/21             43,705                45,666            35,706               35,631
12/21             42,040                44,040            39,873               38,898
06/22             28,251                29,665            31,914               30,691
12/22             27,309                28,735            32,654               31,428


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE(R) Arca(R) Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NYSE(R) Arca(R)
Biotechnology Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant
DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The
Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -4.60%       4.41%      12.89%       13.26%        24.09%     236.08%       683.07%
Market Price                                  -4.67%       4.40%      12.90%       13.25%        24.04%     236.51%       682.71%

INDEX PERFORMANCE
NYSE(R) Arca(R) Biotechnology Index           -4.04%       4.89%      13.39%       13.84%        26.97%     251.21%       752.37%
S&P Composite 1500(R) Health Care Index       -3.31%      12.27%      15.09%       11.80%        78.33%     307.71%       532.25%
Nasdaq(R) Biotechnology Index                -10.12%       5.32%      11.95%       11.69%        29.59%     209.08%       522.16%
S&P 500(R) Index                             -18.11%       9.42%      12.56%        9.26%        56.88%     226.54%       332.21%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.60% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index
(the "Benchmark") returned -3.31%. The Fund was highly concentrated in the
Biotechnology industry, which received a 79.0% allocation in the Fund during the period covered by this report. The Biotechnology investments in the Fund contributed 5.4% to the Fund's overall return, by far the most significant driver of return. The Fund's only other significant allocation was 19.6%
allocation to the Life Sciences Tools & Services industry, which contributed
-6.0% to the Fund's return.

-----------------------------
Source ICE Data Indices, LLC, is used with permission. "NYSE(R)" is a service/trade mark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the NYSE(R) Arca(R) Biotechnology Index (the
"Index") for use by First Trust Portfolios L.P. in connection with the First
Trust NYSE(R) Arca(R) Biotechnology Index Fund (the "Product"). Neither First
Trust Portfolios L.P., First Trust Exchange-Traded Fund (the "Trust") nor the
Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data
Indices, LLC, its affiliates or its Third Party Suppliers ("ICE Data and its
Suppliers"). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS,
EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY
INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM ("INDEX DATA"). ICE
DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH
RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND
THE INDEX DATA, WHICH ARE PROVIDED ON AN "AS IS" BASIS AND YOUR USE IS AT YOUR
OWN RISK.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                  80.1%
Life Sciences Tools & Services                 19.9
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exact Sciences Corp.                            4.5%
Moderna, Inc.                                   4.1
Grifols S.A., ADR                               4.1
United Therapeutics Corp.                       3.8
Gilead Sciences, Inc.                           3.7
Mettler-Toledo International, Inc.              3.6
Ultragenyx Pharmaceutical, Inc.                 3.6
Alnylam Pharmaceuticals, Inc.                   3.5
QIAGEN N.V.                                     3.5
Alkermes PLC                                    3.5
                                             -------
   Total                                       37.9%
                                             =======


                                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                              DECEMBER 31, 2012 - DECEMBER 31, 2022

             First Trust NYSE(R)         NYSE(R) Arca(R)          Nasdaq(R)                            S&P Composite
            Arca(R) Biotechnology         Biotechnology         Biotechnology        S&P 500(R)        1500(R) Health
                 Index Fund                   Index                 Index              Index             Care Index
12/12              $10,000                   $10,000               $10,000            $10,000             $10,000
06/13               12,623                    12,651                12,688             11,382              12,061
12/13               15,010                    15,080                16,597             13,238              14,219
06/14               17,877                    17,980                18,839             14,183              15,669
12/14               22,160                    22,306                22,307             15,051              17,744
06/15               26,964                    27,187                27,168             15,236              19,554
12/15               24,588                    24,846                24,932             15,259              19,059
06/16               19,469                    19,733                19,011             15,845              19,170
12/16               19,769                    20,088                19,610             17,084              18,668
06/17               24,786                    25,249                23,010             18,680              21,743
12/17               27,081                    27,660                23,852             20,813              22,863
06/18               30,461                    31,176                24,601             21,365              23,613
12/18               27,025                    27,734                21,737             19,901              24,397
06/19               30,625                    31,511                24,552             23,591              26,446
12/19               32,371                    33,399                27,196             26,167              29,487
06/20               36,476                    37,734                30,968             25,361              29,304
12/20               36,556                    37,930                34,384             30,981              33,779
06/21               37,558                    39,083                37,324             35,706              37,768
12/21               35,226                    36,593                34,390             39,873              42,172
06/22               29,495                    30,727                27,405             31,914              38,305
12/22               33,608                    35,121                30,908             32,654              40,771


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite
Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the
Index. The Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry.
The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                          -45.51%       2.32%      12.18%       11.65%        12.15%     215.69%       518.41%
Market Price                                 -45.54%       2.31%      12.18%       11.65%        12.09%     215.61%       518.26%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)       -45.24%       2.89%      12.78%       12.25%        15.29%     232.86%       576.24%
S&P Composite 1500(R) Information
   Technology Index                          -27.91%      15.47%      18.02%       13.72%       105.27%     424.14%       737.86%
S&P 500(R) Index                             -18.11%       9.42%      12.56%        9.26%        56.88%     226.54%       332.21%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -45.51% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Information
Technology Index (the "Benchmark") generated a return of -27.91%. The largest sector allocation was to the Information Technology sector with 46.1% average weight. This allocation caused a -18.0% contribution to the Fund's return, which was the most significant contribution to the Fund's return. This was the largest weight in the Fund, with the second most being the Communication Services sector, which had an average weight of 30.0% and contributed -15.2% to the
Fund's return over the period. No sector allocation caused significant positive return to the Fund during the period covered by this report.

-----------------------------
The Dow Jones Internet Composite Index(SM) ("Index") is a product of S&P Dow
Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by
First Trust. S&P(R) is a registered trademark of Standard & Poor's Financial
Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones
Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         48.5%
Communication Services                         27.3
Consumer Discretionary                         18.9
Health Care                                     3.4
Real Estate                                     1.9
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                                8.4%
Meta Platforms, Inc., Class A                   6.5
Cisco Systems, Inc.                             5.5
Alphabet, Inc., Class A                         4.9
Salesforce, Inc.                                4.7
Netflix, Inc.                                   4.6
Alphabet, Inc., Class C                         4.4
PayPal Holdings, Inc.                           3.8
Snowflake, Inc., Class A                        3.1
Workday, Inc., Class A                          2.8
                                             -------
   Total                                       48.7%
                                             =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2012 - DECEMBER 31, 2022

               First Trust                Dow Jones                               S&P Composite 1500(R)
            Internet Dow Jones        Internet Composite        S&P 500(R)        Information Technology
                Index Fund                Index(SM)               Index                   Index
12/12            $10,000                   $10,000               $10,000                 $10,000
06/13             11,628                    11,660                11,382                  10,673
12/13             15,340                    15,435                13,238                  12,899
06/14             15,266                    15,388                14,183                  13,989
12/14             15,712                    15,866                15,051                  15,343
06/15             17,219                    17,435                15,236                  15,542
12/15             19,132                    19,420                15,259                  16,201
06/16             18,485                    18,810                15,845                  16,211
12/16             20,454                    20,866                17,084                  18,597
06/17             24,283                    24,839                18,680                  21,688
12/17             28,149                    28,868                20,813                  25,531
06/18             35,285                    36,276                21,365                  28,222
12/18             29,901                    30,824                19,901                  25,341
06/19             36,832                    38,123                23,591                  32,183
12/19             35,661                    37,014                26,167                  37,947
06/20             43,710                    45,512                25,361                  43,153
12/20             54,436                    56,817                30,981                  54,351
06/21             62,759                    65,658                35,706                  61,775
12/21             57,943                    60,783                39,877                  72,715
06/22             32,564                    34,257                31,918                  53,198
12/22             31,569                    33,286                32,654                  52,414


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on The
Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was July 11, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (7/6/06)       Ended       Ended       (7/6/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                          -10.28%      9.31%       13.08%        9.91%        56.09%     241.86%       374.96%
Market Price                                 -10.27%      9.27%       13.09%        9.91%        55.81%     242.03%       375.02%

INDEX PERFORMANCE
The Capital Strength Index(SM)*               -9.77%      9.99%        N/A           N/A         60.95%       N/A           N/A
S&P 500(R) Index                             -18.11%      9.42%       12.56%        9.10%        56.88%     226.54%       320.27%
------------------------------------------------------------------------------------------------------------------------------------


*     On June 4, 2013, the Fund's underlying index changed from the Credit
      Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength
      Index(SM). On June 18, 2010, the Fund's underlying index changed from the
      Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value
      Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.28% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of -18.11%. The Fund allocated 27.7% to the Health Care sector, which was the largest sector weight in the Fund. The second highest weight was the Industrials sector, which had an average weight of 21.9%. These sectors contributed -0.3% each to the Fund's overall return. The most significant contribution to the Fund's return came from the allocation to the
Information Technology sector. These investments received an allocation of 13.3%
and contributed -3.5% to the Fund's return. No sector allocation has a significantly positive contribution to the Fund's return during the period covered by this report.

-----------------------------
Nasdaq(R) and The Capital Strength Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The
Fund is not issued, endorsed, sold or promoted by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                    32.0%
Industrials                                    20.2
Information Technology                         17.5
Consumer Staples                               12.1
Financials                                     12.1
Real Estate                                     3.7
Materials                                       2.4
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Air Products and Chemicals, Inc.                2.4%
Hologic, Inc.                                   2.2
Procter & Gamble (The) Co.                      2.2
Honeywell International, Inc.                   2.2
Trane Technologies PLC                          2.2
Merck & Co., Inc.                               2.2
Monster Beverage Corp.                          2.2
Emerson Electric Co.                            2.2
Abbott Laboratories                             2.2
Moody's Corp.                                   2.1
                                             -------
   Total                                       22.1%
                                             =======


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
            DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/12             $10,000               $10,000
06/13              11,665                11,382
12/13              13,590                13,238
06/14              14,348                14,183
12/14              15,691                15,051
06/15              15,664                15,236
12/15              15,949                15,259
06/16              16,801                15,845
12/16              17,317                17,084
06/17              19,463                18,680
12/17              21,904                20,813
06/18              22,086                21,365
12/18              21,006                19,901
06/19              24,697                23,591
12/19              26,625                26,167
06/20              25,938                25,362
12/20              30,099                30,985
06/21              33,879                35,708
12/21              38,100                39,877
06/22              31,695                31,918
12/22              34,186                32,654


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the securities ranked #1 or #2 according to Value Line Publishing, LLC's proprietary
Value Line(R) Safety(SM) Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced and reconstituted monthly, and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
NYSE Arca.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception      5 Years    10 Years     Inception
                                              Ended       Ended       Ended       (8/19/03)       Ended      Ended       (8/19/03)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -5.24%      7.65%       11.23%        9.47%        44.59%     189.85%       476.39%
Market Price                                  -5.26%      7.64%       11.23%        9.47%        44.49%     189.84%       476.38%

INDEX PERFORMANCE
Value Line(R) Dividend Index*                 -4.60%      8.52%       12.13%         N/A         50.52%     214.13%         N/A
S&P 500(R) Index                             -18.11%      9.42%       12.56%        9.33%        56.88%     226.54%       462.66%
Dow Jones U.S. Select Dividend Index(SM)*      2.31%      8.38%       11.92%         N/A         49.51%     208.30%         N/A
------------------------------------------------------------------------------------------------------------------------------------


      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend
      Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the
      Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are
      only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31,
      2022) were 256.35% and 258.05% at NAV and Market Price, respectively. That compares to an Index return of 304.55% for the same period. The average annual total returns for the period from the reorganization date (December
      15, 2006) through period end (December 31, 2022) were 8.24% and 8.27% at
      NAV and Market Price, respectively. That compares to an Index return of
      9.10% for the same period.

      NAV and Market Price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively. Prior to
      December 15, 2006, NAV and Market Price returns assumed that all distributions were reinvested at prices obtained by the Dividend
      Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Price return was the AMEX (now known as the NYSE
      American) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -5.24% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of -18.11%. The Fund allocated 19.8% to the Utilities sector, which was the largest sector weight in the Fund. This allocation contributed
0.4% to the Fund's return. Other notable sector weights included the Information
Technology sector, the Industrials sector, the Financials sector, and the
Consumer Staples sector, all of which had 10-16% average weight over the period.
The largest contributor to the Fund's return was the Information Technology sector, which contributed -1.75%. The Consumer Staples sector contributed most positively to the Fund's return at 0.8%.

-----------------------------
Value Line(R) and Value Line(R) Dividend Index are trademarks or registered trademarks of Value Line, Inc. ("Value Line") and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in products utilizing such strategy.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                      21.8%
Consumer Staples                               15.9
Industrials                                    13.3
Financials                                     12.1
Information Technology                         11.0
Health Care                                     9.2
Consumer Discretionary                          5.2
Materials                                       4.6
Real Estate                                     3.4
Communication Services                          2.9
Energy                                          0.6
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Rogers Communications, Inc., Class B            0.6%
Tractor Supply Co.                              0.6
Verizon Communications, Inc.                    0.6
Open Text Corp.                                 0.6
JPMorgan Chase & Co.                            0.6
Cognizant Technology Solutions Corp.,
   Class A                                      0.6
Bank of New York Mellon (The) Corp.             0.6
Amdocs Ltd.                                     0.6
Raytheon Technologies Corp.                     0.6
Baxter International, Inc.                      0.6
                                             -------
   Total                                        6.0%
                                             =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2012 - DECEMBER 31, 2022

                First Trust
               Value Line(R)           Value Line(R)         S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index          Index            Dividend Index(SM)
12/12             $10,000                 $10,000             $10,000                 $10,000
06/13              11,389                  11,439              11,382                  11,385
12/13              12,657                  12,759              13,238                  12,906
06/14              13,736                  13,910              14,183                  14,179
12/14              14,676                  14,918              15,051                  14,888
06/15              14,371                  14,664              15,236                  14,356
12/15              14,860                  15,230              15,259                  14,645
06/16              16,952                  17,451              15,845                  16,922
12/16              17,823                  18,418              17,084                  17,865
06/17              18,793                  19,495              18,680                  18,953
12/17              20,048                  20,871              20,813                  20,623
06/18              19,892                  20,790              21,365                  20,833
12/18              19,359                  20,299              19,901                  19,396
06/19              22,666                  23,870              23,591                  22,042
12/19              24,502                  25,908              26,167                  23,878
06/20              20,935                  22,260              25,361                  18,701
12/20              24,494                  26,162              30,981                  22,787
06/21              28,016                  30,042              35,706                  28,185
12/21              30,585                  32,926              39,873                  30,135
06/22              27,832                  30,078              31,914                  29,364
12/22              28,985                  31,413              32,654                  30,830


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First
Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity
Opportunities ETF, First Trust NYSE(R) Arca(R) Biotechnology Index Fund, First
Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF or First
Trust Value Line(R) Dividend Index Fund (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2022      DECEMBER 31, 2022      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,066.80             0.60%             $3.13
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,062.90             0.45%             $2.34
Hypothetical (5% return before expenses)             $1,000.00           $1,022.94             0.45%             $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $  966.50             0.58%             $2.87
Hypothetical (5% return before expenses)             $1,000.00           $1,022.28             0.58%             $2.96

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,139.40             0.55%             $2.97
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $  969.50             0.52%             $2.58
Hypothetical (5% return before expenses)             $1,000.00           $1,022.58             0.52%             $2.65

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,078.50             0.55%             $2.88
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80


                                                                         Page 19


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2022 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2022      DECEMBER 31, 2022      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,041.30             0.62%             $3.19
Hypothetical (5% return before expenses)             $1,000.00           $1,022.08             0.62%             $3.16


(a)   These expense ratios reflect expense caps for certain Funds. See Note 3 in
      Notes to Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 0.6%
      12,496 National Presto Industries, Inc.  $       855,476
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 0.3%
      92,175 Radiant Logistics, Inc. (a)               469,171
                                               ---------------
             AUTO COMPONENTS -- 1.8%
     128,129 Modine Manufacturing Co. (a)            2,544,642
                                               ---------------
             BANKS -- 21.6%
      20,929 ACNB Corp.                                833,184
      43,751 Amalgamated Financial Corp.             1,008,023
      35,084 Bank of Marin Bancorp                   1,153,562
      15,928 Bankwell Financial Group, Inc.            468,761
      36,558 BCB Bancorp, Inc.                         657,678
      59,294 Carter Bankshares, Inc. (a)               983,687
      26,140 Coastal Financial Corp. (a)             1,242,173
     104,024 CrossFirst Bankshares, Inc. (a)         1,290,938
      16,834 Esquire Financial Holdings, Inc.          728,239
      30,787 Farmers & Merchants Bancorp,
                Inc. (b)                               836,791
      11,356 Fidelity D&D Bancorp, Inc.                535,322
      59,093 First Bancshares (The), Inc.            1,891,567
      18,039 First Business Financial
                Services, Inc.                         659,325
      26,905 First Financial Corp.                   1,239,782
      13,442 First Guaranty Bancshares,
                Inc. (b)                               315,215
      52,940 First of Long Island (The) Corp.          952,920
      69,635 Flushing Financial Corp.                1,349,526
      28,905 FVCBankcorp, Inc. (a)                     551,218
     149,328 Heritage Commerce Corp.                 1,941,264
      34,207 HomeTrust Bancshares, Inc.                826,783
      51,806 Independent Bank Corp.                  1,239,200
      28,386 John Marshall Bancorp, Inc. (b)           816,949
      44,815 Metrocity Bankshares, Inc.                969,348
      54,472 Midland States Bancorp, Inc.            1,450,045
      96,467 Old Second Bancorp, Inc.                1,547,331
      26,261 Orrstown Financial Services, Inc.         608,205
      35,449 PCSB Financial Corp. (b)                  674,949
      39,226 Peapack-Gladstone Financial
                Corp.                                1,459,992
      31,935 Professional Holding Corp.,
                Class A (a)                            885,877
      35,068 RBB Bancorp                               731,168
     112,949 Republic First Bancorp, Inc. (a)          242,840
      42,977 Shore Bancshares, Inc.                    749,089
      14,782 Unity Bancorp, Inc.                       403,992
                                               ---------------
                                                    31,244,943
                                               ---------------
             BIOTECHNOLOGY -- 0.7%
      25,608 Eagle Pharmaceuticals, Inc. (a)           748,522
     282,265 Selecta Biosciences, Inc. (a)             318,959
                                               ---------------
                                                     1,067,481
                                               ---------------
             BUILDING PRODUCTS -- 0.9%
      47,903 Insteel Industries, Inc.                1,318,291
                                               ---------------
             CAPITAL MARKETS -- 1.4%
      66,174 Bridge Investment Group
                Holdings, Inc., Class A                797,397

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             CAPITAL MARKETS (CONTINUED)
     103,880 GCM Grosvenor, Inc., Class A (b)  $       790,527
      21,545 Silvercrest Asset Management
                Group, Inc., Class A                   404,399
                                               ---------------
                                                     1,992,323
                                               ---------------
             CHEMICALS -- 1.3%
      63,500 FutureFuel Corp.                          516,255
      23,885 Intrepid Potash, Inc. (a)                 689,560
      61,879 Tredegar Corp.                            632,403
                                               ---------------
                                                     1,838,218
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.7%
     231,819 ACCO Brands Corp.                       1,295,868
      63,539 Ennis, Inc.                             1,408,024
      25,813 VSE Corp.                               1,210,114
                                               ---------------
                                                     3,914,006
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
      26,448 Aviat Networks, Inc. (a)                  824,913
      27,925 Cambium Networks Corp. (a)                605,135
                                               ---------------
                                                     1,430,048
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 1.1%
      24,414 Northwest Pipe Co. (a)                    822,752
     103,827 Tutor Perini Corp. (a)                    783,894
                                               ---------------
                                                     1,606,646
                                               ---------------
             CONSUMER FINANCE -- 0.9%
      23,599 Consumer Portfolio Services,
                Inc. (a) (b)                           208,851
     132,029 EZCORP, Inc., Class A (a)               1,076,036
                                               ---------------
                                                     1,284,887
                                               ---------------
             DISTRIBUTORS -- 0.2%
      16,565 Weyco Group, Inc.                         350,515
                                               ---------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.4%
      46,462 American Public Education,
                Inc. (a)                               571,018
      32,208 Carriage Services, Inc.                   887,008
      83,044 Universal Technical Institute,
                Inc. (a)                               558,056
                                               ---------------
                                                     2,016,082
                                               ---------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.3%
      94,782 Acacia Research Corp. (a)                 399,032
      44,413 A-Mark Precious Metals, Inc.            1,542,464
                                               ---------------
                                                     1,941,496
                                               ---------------
             ELECTRICAL EQUIPMENT -- 2.3%
     180,923 Babcock & Wilcox Enterprises,
                Inc. (a)                             1,043,926
       7,260 Preformed Line Products Co.               604,685
      82,370 Thermon Group Holdings, Inc. (a)        1,653,990
                                               ---------------
                                                     3,302,601
                                               ---------------

                        See Notes to Financial Statements                Page 21


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.8%
      25,425 Bel Fuse, Inc., Class B           $       836,991
      60,770 Kimball Electronics, Inc. (a)           1,372,794
      26,807 Richardson Electronics Ltd.               571,793
      30,867 Vishay Precision Group, Inc. (a)        1,193,010
                                               ---------------
                                                     3,974,588
                                               ---------------
             ENTERTAINMENT -- 1.0%
      83,908 Reservoir Media, Inc. (a) (b)             500,931
      55,817 Sciplay Corp., Class A (a)                897,537
                                               ---------------
                                                     1,398,468
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.1%
      97,682 City Office REIT, Inc.                    818,575
      40,687 CTO Realty Growth, Inc.                   743,758
      73,421 Urstadt Biddle Properties, Inc.,
                Class A                              1,391,328
                                               ---------------
                                                     2,953,661
                                               ---------------
             FOOD & STAPLES RETAILING -- 0.1%
      20,088 Natural Grocers by Vitamin
                Cottage, Inc.                          183,604
                                               ---------------
             FOOD PRODUCTS -- 2.0%
      21,959 John B Sanfilippo & Son, Inc.           1,785,706
      13,013 Seneca Foods Corp., Class A (a)           793,142
      84,665 Whole Earth Brands, Inc. (a)              344,587
                                               ---------------
                                                     2,923,435
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.8%
      76,037 Co-Diagnostics, Inc. (a) (b)              191,613
      32,275 Sensus Healthcare, Inc. (a)               239,481
      53,423 Zynex, Inc. (b)                           743,114
                                               ---------------
                                                     1,174,208
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.6%
      44,258 Chuy's Holdings, Inc. (a)               1,252,501
     140,755 Denny's Corp. (a)                       1,296,354
      48,291 El Pollo Loco Holdings, Inc.              480,978
       6,923 Nathan's Famous, Inc.                     465,295
      20,915 RCI Hospitality Holdings, Inc.          1,949,069
      74,543 Ruth's Hospitality Group, Inc.          1,153,926
                                               ---------------
                                                     6,598,123
                                               ---------------
             HOUSEHOLD DURABLES -- 2.2%
      20,716 Bassett Furniture Industries,
                Inc.                                   360,044
      71,387 Beazer Homes USA, Inc. (a)                910,898
      51,761 Dream Finders Homes, Inc.,
                Class A (a) (b)                        448,251
      56,103 Ethan Allen Interiors, Inc.             1,482,241
                                               ---------------
                                                     3,201,434
                                               ---------------
             INSURANCE -- 1.5%
     111,911 Citizens, Inc. (a) (b)                    238,370
       5,915 National Western Life Group,
                Inc., Class A                        1,662,115

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             INSURANCE (CONTINUED)
      44,088 Trean Insurance Group, Inc. (a)   $       264,528
                                               ---------------
                                                     2,165,013
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.8%
      32,576 Lands' End, Inc. (a)                      247,252
      66,510 Liquidity Services, Inc. (a)              935,130
                                               ---------------
                                                     1,182,382
                                               ---------------
             IT SERVICES -- 2.0%
      29,901 Cass Information Systems, Inc.          1,370,064
      56,712 Hackett Group (The), Inc.               1,155,224
      83,814 Information Services Group, Inc.          385,544
                                               ---------------
                                                     2,910,832
                                               ---------------
             LEISURE PRODUCTS -- 1.9%
     215,734 AMMO, Inc. (a) (b)                        373,220
      17,458 JAKKS Pacific, Inc. (a)                   305,340
      13,540 Johnson Outdoors, Inc., Class A           895,265
      43,786 MasterCraft Boat Holdings,
                Inc. (a)                             1,132,744
                                               ---------------
                                                     2,706,569
                                               ---------------
             MACHINERY -- 0.9%
      73,049 Commercial Vehicle Group,
                Inc. (a)                               497,464
      86,531 Manitowoc (The) Co., Inc. (a)             792,624
                                               ---------------
                                                     1,290,088
                                               ---------------
             MARINE -- 0.3%
      88,093 Pangaea Logistics Solutions Ltd.          453,679
                                               ---------------
             MEDIA -- 1.4%
     151,165 Entravision Communications Corp.,
                Class A                                725,592
     106,174 PubMatic, Inc., Class A (a)             1,360,089
                                               ---------------
                                                     2,085,681
                                               ---------------
             METALS & MINING -- 3.3%
     217,400 Gold Resource Corp.                       332,622
      30,648 Haynes International, Inc.              1,400,307
      23,540 Olympic Steel, Inc.                       790,473
      59,681 Ramaco Resources, Inc.                    524,596
     205,113 SunCoke Energy, Inc.                    1,770,125
                                               ---------------
                                                     4,818,123
                                               ---------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 2.4%
      39,565 AFC Gamma, Inc.                           622,358
     113,990 Dynex Capital, Inc.                     1,449,953
     128,748 Granite Point Mortgage Trust,
                Inc.                                   690,089
      56,301 Great Ajax Corp.                          408,182
      91,301 Sachem Capital Corp. (b)                  301,293
                                               ---------------
                                                     3,471,875
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 8.4%
     163,694 Alto Ingredients, Inc. (a)                471,439
      29,232 Centrus Energy Corp., Class A (a)         949,455
      78,397 Dorian LPG Ltd.                         1,485,623
      42,473 Epsilon Energy Ltd.                       281,596
      75,456 Evolution Petroleum Corp.                 569,693
     231,624 Ring Energy, Inc. (a) (b)                 569,795

Page 22                 See Notes to Financial Statements


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
      77,977 SandRidge Energy, Inc. (a)        $     1,327,948
     182,202 Sitio Royalties Corp.,
                Class A (b)                          5,256,528
     258,534 VAALCO Energy, Inc.                     1,178,915
                                               ---------------
                                                    12,090,992
                                               ---------------
             PHARMACEUTICALS -- 2.6%
     186,398 Atea Pharmaceuticals, Inc. (a)            896,575
      82,565 Collegium Pharmaceutical,
                Inc. (a)                             1,915,508
      50,018 Phibro Animal Health Corp.,
                Class A                                670,741
      32,427 ProPhase Labs, Inc. (b)                   312,272
                                               ---------------
                                                     3,795,096
                                               ---------------
             PROFESSIONAL SERVICES -- 3.3%
      17,122 Barrett Business Services, Inc.         1,597,140
      48,845 Heidrick & Struggles
                International, Inc.                  1,366,195
      16,701 RCM Technologies, Inc. (a)                206,090
      80,467 TrueBlue, Inc. (a)                      1,575,544
                                               ---------------
                                                     4,744,969
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.6%
     165,847 Douglas Elliman, Inc.                     674,997
      44,056 Forestar Group, Inc. (a)                  678,903
      35,072 RMR Group (The), Inc., Class A            990,784
                                               ---------------
                                                     2,344,684
                                               ---------------
             ROAD & RAIL -- 0.5%
      20,555 Covenant Logistics Group, Inc.            710,586
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
      99,613 AXT, Inc. (a)                             436,305
                                               ---------------
             SOFTWARE -- 0.3%
      15,074 CoreCard Corp. (a)                        436,694
                                               ---------------
             SPECIALTY RETAIL -- 4.9%
      52,087 Arhaus, Inc. (a)                          507,848
      31,624 Build-A-Bear Workshop, Inc. (a)           753,916
     307,645 Chico's FAS, Inc. (a)                   1,513,613
     133,653 Destination XL Group, Inc. (a)            902,158
      32,534 Haverty Furniture Cos., Inc.              972,767
      19,695 Lazydays Holdings, Inc. (a) (b)           235,158
      26,763 OneWater Marine, Inc.,
                Class A (a)                            765,422
      30,686 TravelCenters of America,
                Inc. (a)                             1,374,119
                                               ---------------
                                                     7,025,001
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.4%
      82,419 Immersion Corp. (a)                       579,406
                                               ---------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.1%
      39,076 Movado Group, Inc.                      1,260,201
      31,050 Unifi, Inc. (a)                           267,340
                                               ---------------
                                                     1,527,541
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                -- 2.7%
      16,053 Ocwen Financial Corp. (a)         $       490,901
      18,839 Southern Missouri Bancorp, Inc.           863,391
      46,855 TrustCo Bank Corp.                      1,761,280
     227,675 UWM Holdings Corp. (b)                    753,604
                                               ---------------
                                                     3,869,176
                                               ---------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 3.5%
      38,765 DXP Enterprises, Inc. (a)               1,067,976
      95,337 Hudson Technologies, Inc. (a)             964,810
      18,140 Rush Enterprises, Inc., Class B         1,020,738
      49,397 Titan Machinery, Inc. (a)               1,962,543
                                               ---------------
                                                     5,016,067
                                               ---------------
             WATER UTILITIES -- 0.8%
      18,846 Artesian Resources Corp.,
                Class A                              1,103,999
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%         144,349,105
             (Cost $154,502,442)               ---------------

             MONEY MARKET FUNDS -- 5.2%
   7,533,156 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                        7,533,156
             (Cost $7,533,156)                 ---------------

             TOTAL INVESTMENTS -- 105.2%           151,882,261
             (Cost $162,035,598)
             NET OTHER ASSETS AND
                LIABILITIES -- (5.2)%               (7,440,711)
                                               ---------------
             NET ASSETS -- 100.0%              $   144,441,550
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,244,228 and the total value of the collateral held by the Fund is $7,533,156.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

                        See Notes to Financial Statements                Page 23


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     7,244,228
Non-cash Collateral(2)                              (7,244,228)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $    144,349,105  $    144,349,105  $            --  $          --
Money Market Funds............................         7,533,156         7,533,156               --             --
                                                ------------------------------------------------------------------
Total Investments.............................  $    151,882,261  $    151,882,261  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

Page 24                 See Notes to Financial Statements


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AIR FREIGHT & LOGISTICS -- 3.2%
     886,347 United Parcel Service, Inc.,
                Class B                        $   154,082,562
                                               ---------------
             BANKS -- 11.9%
     189,187 Associated Banc-Corp.                   4,368,328
      50,714 Bank of Hawaii Corp.                    3,933,378
     208,668 Cadence Bank                            5,145,753
      80,861 Cathay General Bancorp                  3,298,320
   3,077,389 Citigroup, Inc.                       139,190,304
     733,468 Citizens Financial Group, Inc.         28,876,635
     104,951 Columbia Banking System, Inc.           3,162,174
     447,473 F.N.B. Corp.                            5,839,523
     121,084 First Financial Bancorp                 2,933,865
     188,772 First Hawaiian, Inc.                    4,915,623
     143,488 First Interstate BancSystem,
                Inc., Class A                        5,545,811
     201,509 Fulton Financial Corp.                  3,391,396
   2,120,749 Huntington Bancshares, Inc.            29,902,561
   1,541,721 KeyCorp                                26,856,780
     315,641 Old National Bancorp                    5,675,225
     552,020 PNC Financial Services Group
                (The), Inc.                         87,186,039
   2,294,287 Truist Financial Corp.                 98,723,170
   2,073,547 U.S. Bancorp                           90,427,385
     341,613 Umpqua Holdings Corp.                   6,097,792
     164,295 United Bankshares, Inc.                 6,652,304
     555,570 Valley National Bancorp                 6,283,497
      72,206 WesBanco, Inc.                          2,670,178
                                               ---------------
                                                   571,076,041
                                               ---------------
             BIOTECHNOLOGY -- 9.6%
   2,097,732 AbbVie, Inc.                          339,014,468
   1,450,509 Gilead Sciences, Inc.                 124,526,198
                                               ---------------
                                                   463,540,666
                                               ---------------
             CAPITAL MARKETS -- 3.6%
     184,844 Ares Management Corp., Class A         12,650,723
     152,902 Artisan Partners Asset
                Management, Inc., Class A            4,541,190
   1,132,042 Blackstone, Inc.                       83,986,196
     338,161 Carlyle Group (The), Inc.              10,090,724
     428,127 Franklin Resources, Inc.               11,293,990
     218,403 Jefferies Financial Group, Inc.         7,486,855
     132,384 Moelis & Co., Class A                   5,079,574
     310,851 T. Rowe Price Group, Inc.              33,901,410
     147,101 Virtu Financial, Inc., Class A          3,002,332
                                               ---------------
                                                   172,032,994
                                               ---------------
             CHEMICALS -- 0.9%
     515,962 LyondellBasell Industries N.V.,
                Class A                             42,840,325
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 4.5%
   4,545,529 Cisco Systems, Inc.                   216,549,002
                                               ---------------
             CONSUMER FINANCE -- 0.0%
     147,556 Navient Corp.                           2,427,296
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             CONTAINERS & PACKAGING -- 0.6%
     644,591 International Paper Co.           $    22,322,186
     109,727 Sonoco Products Co.                     6,661,526
                                               ---------------
                                                    28,983,712
                                               ---------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 8.4%
  10,260,551 Verizon Communications, Inc.          404,265,709
                                               ---------------
             ELECTRIC UTILITIES -- 7.3%
      79,729 ALLETE, Inc.                            5,143,318
     100,682 Avangrid, Inc.                          4,327,312
   1,081,541 Duke Energy Corp.                     111,387,908
     568,442 Edison International                   36,164,280
     261,119 Entergy Corp.                          29,375,887
     706,576 FirstEnergy Corp.                      29,633,797
     292,170 OGE Energy Corp.                       11,555,324
     175,347 Pinnacle West Capital Corp.            13,333,386
     116,510 Portland General Electric Co.           5,708,990
   1,468,650 Southern (The) Co.                    104,876,297
                                               ---------------
                                                   351,506,499
                                               ---------------
             FOOD & STAPLES RETAILING -- 0.9%
   1,178,894 Walgreens Boots Alliance, Inc.         44,043,480
                                               ---------------
             FOOD PRODUCTS -- 0.9%
     576,734 Conagra Brands, Inc.                   22,319,606
     283,485 Kellogg Co.                            20,195,471
                                               ---------------
                                                    42,515,077
                                               ---------------
             GAS UTILITIES -- 0.2%
     150,725 South Jersey Industries, Inc.           5,355,259
      72,771 Spire, Inc.                             5,011,011
                                               ---------------
                                                    10,366,270
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
     234,479 Cardinal Health, Inc.                  18,024,401
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.5%
      43,074 Cracker Barrel Old Country Store,
                Inc.                                 4,080,831
     145,144 Darden Restaurants, Inc.               20,077,769
                                               ---------------
                                                    24,158,600
                                               ---------------
             HOUSEHOLD DURABLES -- 0.8%
     233,908 Leggett & Platt, Inc.                   7,538,855
     122,588 M.D.C. Holdings, Inc.                   3,873,781
     940,519 Newell Brands, Inc.                    12,301,988
      92,971 Whirlpool Corp.                        13,151,678
                                               ---------------
                                                    36,866,302
                                               ---------------
             HOUSEHOLD PRODUCTS -- 1.2%
      80,663 Energizer Holdings, Inc.                2,706,244
     398,754 Kimberly-Clark Corp.                   54,130,855
                                               ---------------
                                                    56,837,099
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 2.3%
     908,636 3M Co.                                108,963,629
                                               ---------------
             INSURANCE -- 2.4%
      36,716 CNA Financial Corp.                     1,552,353
     452,538 Fidelity National Financial, Inc.      17,024,480

                        See Notes to Financial Statements                Page 25


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
     145,532 First American Financial Corp.    $     7,617,145
     383,843 Old Republic International Corp.        9,269,808
     228,789 Principal Financial Group, Inc.        19,199,973
     605,338 Prudential Financial, Inc.             60,206,917
                                               ---------------
                                                   114,870,676
                                               ---------------
             IT SERVICES -- 4.4%
   1,408,346 International Business Machines
                Corp.                              198,421,868
     916,261 Western Union (The) Co.                12,616,914
                                               ---------------
                                                   211,038,782
                                               ---------------
             MACHINERY -- 0.0%
      89,349 Trinity Industries, Inc.                2,642,050
                                               ---------------
             MEDIA -- 0.8%
     491,653 Interpublic Group of (The) Cos.,
                Inc.                                16,376,961
     263,707 Omnicom Group, Inc.                    21,510,580
                                               ---------------
                                                    37,887,541
                                               ---------------
             MULTI-UTILITIES -- 0.2%
     107,208 Avista Corp.                            4,753,603
      85,679 NorthWestern Corp.                      5,084,192
                                               ---------------
                                                     9,837,795
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 21.6%
   2,198,551 Devon Energy Corp.                    135,232,872
   4,615,642 Exxon Mobil Corp.                     509,105,312
   4,244,566 Kinder Morgan, Inc.                    76,741,753
     910,757 ONEOK, Inc.                            59,836,735
     630,450 Phillips 66                            65,617,236
     826,894 Pioneer Natural Resources Co.         188,854,321
                                               ---------------
                                                 1,035,388,229
                                               ---------------
             SPECIALTY RETAIL -- 0.7%
     246,983 American Eagle Outfitters, Inc.         3,447,883
     301,650 Best Buy Co., Inc.                     24,195,346
     115,040 Foot Locker, Inc.                       4,347,362
                                               ---------------
                                                    31,990,591
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     361,951 Seagate Technology Holdings
                PLC                            $    19,042,242
     246,671 Xerox Holdings Corp.                    3,601,397
                                               ---------------
                                                    22,643,639
                                               ---------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.7%
      56,721 Carter's, Inc.                          4,231,954
   1,152,658 Hanesbrands, Inc.                       7,330,905
     793,225 VF Corp.                               21,900,942
                                               ---------------
                                                    33,463,801
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.3%
   1,283,969 New York Community Bancorp,
                Inc.                                11,042,133
     245,980 Radian Group, Inc.                      4,690,839
                                               ---------------
                                                    15,732,972
                                               ---------------
             TOBACCO -- 10.5%
   5,080,706 Altria Group, Inc.                    232,239,071
   2,689,380 Philip Morris International, Inc.     272,192,150
                                               ---------------
                                                   504,431,221
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.4%
      61,995 MSC Industrial Direct Co., Inc.,
                Class A                              5,064,991
      84,927 Triton International Ltd.               5,841,279
      39,609 Watsco, Inc.                            9,878,485
                                               ---------------
                                                    20,784,755
                                               ---------------
             TOTAL INVESTMENTS -- 99.7%          4,789,791,716
             (Cost $4,564,937,066)             ---------------
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                 12,025,690
                                               ---------------
             NET ASSETS -- 100.0%              $ 4,801,817,406
                                               ===============

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $  4,789,791,716  $  4,789,791,716  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

Page 26                 See Notes to Financial Statements


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             AEROSPACE & DEFENSE -- 4.4%
      64,048 General Dynamics Corp.            $    15,890,949
     220,718 Leonardo DRS, Inc. (a)                  2,820,776
     351,206 Parsons Corp. (a)                      16,243,278
                                               ---------------
                                                    34,955,003
                                               ---------------
             AUTO COMPONENTS -- 1.2%
     272,105 Mobileye Global, Inc.,
                Class A (a) (b)                      9,540,001
                                               ---------------
             AUTOMOBILES -- 0.4%
     154,924 Rivian Automotive, Inc.,
                Class A (a)                          2,855,249
                                               ---------------
             BEVERAGES -- 2.3%
     516,608 Keurig Dr Pepper, Inc.                 18,422,241
                                               ---------------
             BIOTECHNOLOGY -- 12.4%
      29,761 Arcellx, Inc. (a)                         921,996
      26,522 Cerevel Therapeutics Holdings,
                Inc. (a)                               836,504
       8,745 Karuna Therapeutics, Inc. (a)           1,718,392
     320,160 Legend Biotech Corp., ADR (a)          15,982,387
      47,323 Prometheus Biosciences, Inc. (a)        5,205,530
      50,810 Regeneron Pharmaceuticals,
                Inc. (a)                            36,658,907
     165,708 REVOLUTION Medicines,
                Inc. (a)                             3,947,165
     119,854 United Therapeutics Corp. (a)          33,330,199
      20,098 Vaxcyte, Inc. (a)                         963,699
                                               ---------------
                                                    99,564,779
                                               ---------------
             BUILDING PRODUCTS -- 1.1%
     212,822 Carrier Global Corp.                    8,778,908
                                               ---------------
             CAPITAL MARKETS -- 2.4%
      66,815 Owl Rock Capital Corp. (b)                771,713
     419,256 TPG, Inc.                              11,667,894
      99,404 Tradeweb Markets, Inc., Class A         6,454,302
                                               ---------------
                                                    18,893,909
                                               ---------------
             CHEMICALS -- 7.2%
     883,906 Corteva, Inc.                          51,955,995
     119,401 Dow, Inc.                               6,016,616
                                               ---------------
                                                    57,972,611
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.6%
      49,702 Driven Brands Holdings, Inc. (a)        1,357,362
      91,141 Republic Services, Inc.                11,756,277
                                               ---------------
                                                    13,113,639
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 1.2%
     212,643 WillScot Mobile Mini Holdings
                Corp. (a)                            9,605,084
                                               ---------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.9%
     328,294 Corebridge Financial, Inc.              6,585,577
      28,177 Jackson Financial, Inc., Class A          980,278
                                               ---------------
                                                     7,565,855
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             ELECTRIC UTILITIES -- 3.9%
     290,967 Constellation Energy Corp.        $    25,084,265
      97,334 Evergy, Inc.                            6,125,229
                                               ---------------
                                                    31,209,494
                                               ---------------
             ELECTRICAL EQUIPMENT -- 1.1%
     389,367 Array Technologies, Inc. (a)            7,526,464
      57,454 Shoals Technologies Group, Inc.,
                Class A (a)                          1,417,390
                                               ---------------
                                                     8,943,854
                                               ---------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.5%
     382,297 Baker Hughes Co.                       11,289,231
      39,471 ProFrac Holding Corp.,
                Class A (a)                            994,669
                                               ---------------
                                                    12,283,900
                                               ---------------
             ENTERTAINMENT -- 0.8%
      32,129 Sciplay Corp., Class A (a)                516,635
     412,002 Warner Bros Discovery, Inc. (a)         3,905,779
      65,513 Warner Music Group Corp.,
                Class A                              2,294,265
                                               ---------------
                                                     6,716,679
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.3%
     335,014 Phillips Edison & Co., Inc.            10,666,846
                                               ---------------
             FOOD & STAPLES RETAILING -- 1.0%
     158,864 Albertsons Cos., Inc., Class A          3,294,839
      68,426 BJ's Wholesale Club Holdings,
                Inc. (a)                             4,527,064
      20,631 Grocery Outlet Holding Corp. (a)          602,219
                                               ---------------
                                                     8,424,122
                                               ---------------
             FOOD PRODUCTS -- 0.3%
      90,862 Hostess Brands, Inc. (a)                2,038,943
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.0%
     142,857 Axonics, Inc. (a)                       8,932,848
     178,145 Bausch + Lomb Corp. (a)                 2,763,029
      27,661 Envista Holdings Corp. (a)                931,346
       9,102 Inari Medical, Inc. (a)                   578,523
      72,080 PROCEPT BioRobotics
                Corp. (a) (b)                        2,994,203
      67,450 Shockwave Medical, Inc. (a)            13,868,395
      37,914 TransMedics Group, Inc. (a)             2,340,052
                                               ---------------
                                                    32,408,396
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.8%
      69,874 agilon health, Inc. (a)                 1,127,766
      63,543 Alignment Healthcare, Inc. (a)            747,266
      68,211 HealthEquity, Inc. (a)                  4,204,526
                                               ---------------
                                                     6,079,558
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.4%
     130,784 Airbnb, Inc., Class A (a)              11,182,032
                                               ---------------
             HOUSEHOLD PRODUCTS -- 0.2%
      53,408 Reynolds Consumer Products, Inc.        1,601,172
                                               ---------------

                        See Notes to Financial Statements                Page 27


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 2.6%
      14,262 Markel Corp. (a)                  $    18,790,042
      44,044 Ryan Specialty Holdings, Inc. (a)       1,828,267
                                               ---------------
                                                    20,618,309
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 2.7%
      55,002 Bumble, Inc., Class A (a)               1,157,792
     747,632 Pinterest, Inc., Class A (a)           18,152,505
      68,484 ZoomInfo Technologies, Inc. (a)         2,062,053
                                               ---------------
                                                    21,372,350
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.9%
      89,782 Chewy, Inc., Class A (a)                3,329,117
      76,365 DoorDash, Inc., Class A (a)             3,728,139
                                               ---------------
                                                     7,057,256
                                               ---------------
             IT SERVICES -- 8.3%
     706,637 Block, Inc. (a)                        44,405,069
      69,692 Cloudflare, Inc., Class A (a)           3,150,775
      45,469 Shift4 Payments, Inc.,
                Class A (a)                          2,543,081
      81,845 Snowflake, Inc., Class A (a)           11,748,031
     265,047 Toast, Inc., Class A (a)                4,778,798
      31,784 Verra Mobility Corp. (a)                  439,573
                                               ---------------
                                                    67,065,327
                                               ---------------
             MACHINERY -- 2.8%
      35,889 Cummins, Inc.                           8,695,545
      28,031 Esab Corp.                              1,315,215
      26,294 Hillenbrand, Inc.                       1,121,965
     148,423 Otis Worldwide Corp.                   11,623,005
                                               ---------------
                                                    22,755,730
                                               ---------------
             MULTI-UTILITIES -- 4.9%
     253,317 Sempra Energy                          39,147,609
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.2%
      55,111 Excelerate Energy, Inc., Class A        1,380,531
      57,599 HighPeak Energy, Inc. (b)               1,317,289
      55,020 Magnolia Oil & Gas Corp.,
                Class A                              1,290,219
      53,131 New Fortress Energy, Inc.               2,253,817
     120,907 Sitio Royalties Corp.,
                Class A (b)                          3,488,167
                                               ---------------
                                                     9,730,023
                                               ---------------
             PERSONAL PRODUCTS -- 0.1%
      34,454 BellRing Brands, Inc. (a)                 883,401
                                               ---------------
             PHARMACEUTICALS -- 4.5%
      56,204 Amylyx Pharmaceuticals, Inc. (a)        2,076,738
      56,421 Eli Lilly & Co.                        20,641,059
     150,958 Harmony Biosciences Holdings,
                Inc. (a)                             8,317,786
     127,224 Royalty Pharma PLC, Class A             5,027,892
                                               ---------------
                                                    36,063,475
                                               ---------------
             ROAD & RAIL -- 2.3%
     761,338 Uber Technologies, Inc. (a)            18,827,889
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 6.3%
     194,744 Allegro MicroSystems, Inc. (a)    $     5,846,215
     174,299 Credo Technology Group Holding
                Ltd. (a)                             2,319,920
     254,312 GLOBALFOUNDRIES,
                Inc. (a) (b)                        13,704,873
     458,532 ON Semiconductor Corp. (a)             28,598,641
                                               ---------------
                                                    50,469,649
                                               ---------------
             SOFTWARE -- 8.8%
     108,062 Bentley Systems, Inc., Class B          3,993,972
      49,302 Bill.com Holdings, Inc. (a)             5,371,946
      58,189 Clear Secure, Inc., Class A             1,596,124
      42,460 Clearwater Analytics Holdings,
                Inc., Class A (a)                      796,125
     157,392 Crowdstrike Holdings, Inc.,
                Class A (a)                         16,571,804
      79,278 Datadog, Inc., Class A (a)              5,826,933
     482,564 Gitlab, Inc., Class A (a)              21,927,708
      72,530 Instructure Holdings, Inc. (a)          1,700,103
      89,507 Paycor HCM, Inc. (a)                    2,190,236
     202,875 PowerSchool Holdings, Inc.,
                Class A (a)                          4,682,355
     198,074 Samsara, Inc., Class A (a)              2,462,060
      38,184 Vertex, Inc., Class A (a)                 554,050
      49,596 Zoom Video Communications,
                Inc., Class A (a)                    3,359,633
                                               ---------------
                                                    71,033,049
                                               ---------------
             SPECIALTY RETAIL -- 2.6%
     401,058 Academy Sports & Outdoors, Inc.        21,071,587
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.2%
      55,256 Enact Holdings, Inc.                    1,332,775
                                               ---------------
             TOTAL COMMON STOCKS -- 99.6%          800,250,704
             (Cost $839,812,957)               ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.9%
$    479,932 Bank of America Corp., 4.25% (c),
                dated 12/30/22, due 01/03/23,
                with a maturity value of
                $479,989. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.75% to
                4.50%, due 11/15/25 to
                03/31/26. The value of the
                collateral including accrued
               interest is $489,531. (d)               479,932
   7,528,680 Citigroup, Inc., 4.25% (c),
                dated 12/30/22, due 01/03/23,
                with a maturity value of
                $7,529,569. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                6.25%, due 06/01/23 to
                02/15/52. The value of the
                collateral including accrued
                interest is $7,679,254. (d)          7,528,680

Page 28                  See Notes to Financial Statements


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
$  7,528,680 JPMorgan Chase & Co., 4.26% (c),
                dated 12/30/22, due 01/03/23,
                with a maturity value of
                $7,529,571. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                0.13%, due 05/15/23 to
                12/28/23. The value of the
                collateral including accrued
                interest is $7,679,254. (d)    $     7,528,680
                                               ---------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.9%                             15,537,292
             (Cost $15,537,292)                ---------------

             TOTAL INVESTMENTS -- 101.5%           815,787,996
             (Cost $855,350,249)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.5)%              (12,694,246)
                                               ---------------
             NET ASSETS -- 100.0%              $   803,093,750
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $15,228,066 and the total value of the collateral held by the Fund is $15,537,292.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    15,228,066
Non-cash Collateral(2)                             (15,228,066)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    15,537,292
Non-cash Collateral(4)                             (15,537,292)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2022, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $    800,250,704  $    800,250,704  $            --  $          --
Repurchase Agreements.........................        15,537,292                --       15,537,292             --
                                                ------------------------------------------------------------------
Total Investments.............................  $    815,787,996  $    800,250,704  $    15,537,292  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 29


FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 80.1%
   2,760,493 ACADIA Pharmaceuticals,
                Inc. (a)                       $    43,947,049
   1,623,579 Agios Pharmaceuticals, Inc. (a)        45,590,098
   1,969,300 Alkermes PLC (a)                       51,457,809
     220,417 Alnylam Pharmaceuticals, Inc. (a)      52,382,100
     173,996 Amgen, Inc.                            45,698,310
     163,805 Biogen, Inc. (a)                       45,360,881
     487,020 BioMarin Pharmaceutical, Inc. (a)      50,401,700
     333,004 BioNTech SE, ADR                       50,023,861
   1,334,042 Exact Sciences Corp. (a)               66,048,419
   2,664,841 Exelixis, Inc. (a)                     42,744,050
   2,672,965 FibroGen, Inc. (a)                     42,820,899
   1,187,341 Genmab A/S, ADR (a)                    50,319,512
     646,653 Gilead Sciences, Inc.                  55,515,160
   7,209,972 Grifols S.A., ADR (a)                  61,284,762
     621,091 Incyte Corp. (a)                       49,886,029
     975,231 Ionis Pharmaceuticals, Inc. (a)        36,834,475
     341,620 Moderna, Inc. (a)                      61,361,784
     395,138 Neurocrine Biosciences, Inc. (a)       47,195,283
      61,404 Regeneron Pharmaceuticals,
                Inc. (a)                            44,302,372
     388,967 Sarepta Therapeutics, Inc. (a)         50,402,344
     340,241 Seagen, Inc. (a)                       43,724,371
   1,138,910 Ultragenyx Pharmaceutical,
                Inc. (a)                            52,765,700
     199,893 United Therapeutics Corp. (a)          55,588,244
     146,122 Vertex Pharmaceuticals, Inc. (a)       42,197,111
                                               ---------------
                                                 1,187,852,323
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 19.9%
     618,965 Bio-Techne Corp.                  $    51,299,819
     218,986 Charles River Laboratories
                International, Inc. (a)             47,717,049
     199,248 Illumina, Inc. (a)                     40,287,946
     246,066 IQVIA Holdings, Inc. (a)               50,416,463
      37,327 Mettler-Toledo International,
                Inc. (a)                            53,954,312
   1,039,522 QIAGEN N.V. (a)                        51,840,962
                                               ---------------
                                                   295,516,551
                                               ---------------
             TOTAL INVESTMENTS -- 100.0%         1,483,368,874
             (Cost $1,383,496,890)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                  (13,797)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,483,355,077
                                               ===============

(a)   Non-income producing security.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $  1,483,368,874  $  1,483,368,874  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT -- 12.1%
     759,896 Arista Networks, Inc. (a)         $    92,213,380
   1,127,905 Ciena Corp. (a)                        57,500,597
   4,083,554 Cisco Systems, Inc.                   194,540,512
   3,611,989 CommScope Holding Co., Inc. (a)        26,548,119
   1,883,809 Juniper Networks, Inc.                 60,206,536
                                               ---------------
                                                   431,009,144
                                               ---------------
             ENTERTAINMENT -- 4.6%
     550,326 Netflix, Inc. (a)                     162,280,131
                                               ---------------
             HEALTH CARE TECHNOLOGY -- 3.4%
   1,571,258 Teladoc Health, Inc. (a)               37,160,252
     514,547 Veeva Systems, Inc., Class A (a)       83,037,595
                                               ---------------
                                                   120,197,847
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.5%
   1,124,119 Airbnb, Inc., Class A (a)              96,112,174
     748,898 Expedia Group, Inc. (a)                65,603,465
                                               ---------------
                                                   161,715,639
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 22.8%
   1,989,384 Alphabet, Inc., Class A (a)           175,523,350
   1,763,507 Alphabet, Inc., Class C (a)           156,475,976
   1,492,189 Match Group, Inc. (a)                  61,910,922
   1,923,396 Meta Platforms, Inc., Class A (a)     231,461,475
   2,964,043 Pinterest, Inc., Class A (a)           71,966,964
   6,188,906 Snap, Inc., Class A (a)                55,390,709
   1,861,731 ZoomInfo Technologies, Inc. (a)        56,056,720
                                               ---------------
                                                   808,786,116
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 14.4%
   3,549,518 Amazon.com, Inc. (a)                  298,159,512
   1,285,401 DoorDash, Inc., Class A (a)            62,753,277
   1,978,087 eBay, Inc.                             82,031,268
     565,391 Etsy, Inc. (a)                         67,722,534
                                               ---------------
                                                   510,666,591
                                               ---------------
             IT SERVICES -- 14.8%
     768,813 Akamai Technologies, Inc. (a)          64,810,936
   1,481,576 Cloudflare, Inc., Class A (a)          66,982,051
   2,498,862 Fastly, Inc., Class A (a)              20,465,680
     847,864 GoDaddy, Inc., Class A (a)             63,437,184
     933,983 Okta, Inc. (a)                         63,819,058
   1,880,435 PayPal Holdings, Inc. (a)             133,924,581
     772,390 Snowflake, Inc., Class A (a)          110,868,861
                                               ---------------
                                                   524,308,351
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.8%
  15,325,757 Opendoor Technologies,
                Inc. (a) (b)                        17,777,878
     395,467 Zillow Group, Inc., Class A (a)        12,342,525
   1,107,047 Zillow Group, Inc., Class C (a)        35,657,984
                                               ---------------
                                                    65,778,387
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             SOFTWARE -- 21.6%
   1,426,418 Box, Inc., Class A (a)            $    44,404,392
   1,736,328 Confluent, Inc., Class A (a)           38,615,935
     695,031 Coupa Software, Inc. (a)               55,025,604
   1,094,749 Datadog, Inc., Class A (a)             80,464,052
   1,308,585 DocuSign, Inc. (a)                     72,521,781
   2,139,564 Dropbox, Inc., Class A (a)             47,883,442
   1,675,463 Nutanix, Inc., Class A (a)             43,645,811
   1,272,037 Salesforce, Inc. (a)                  168,659,386
   1,189,751 Smartsheet, Inc., Class A (a)          46,828,599
     598,839 Workday, Inc., Class A (a)            100,203,730
   1,026,329 Zoom Video Communications,
                Inc., Class A (a)                   69,523,526
                                               ---------------
                                                   767,776,258
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%       3,552,518,464
             (Cost $5,815,215,594)             ---------------

             MONEY MARKET FUNDS -- 0.0%
     191,980 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                          191,980
     651,347 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (c)                      651,347
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 0.0%                                843,327
             (Cost $843,327)                   ---------------

             TOTAL INVESTMENTS -- 100.0%         3,553,361,791
             (Cost $5,816,058,921)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (521,931)
                                               ---------------
             NET ASSETS -- 100.0%              $ 3,552,839,860
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $191,980 and the total value of the collateral held by the Fund is $191,980.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

                        See Notes to Financial Statements                Page 31


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       191,980
Non-cash Collateral(2)                                (191,980)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On December 30, 2022, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from December 29 to December 30, the value of the related securities loaned was equal to the collateral value received. See Note 2D -
      Securities Lending in the Notes to Financial Statements.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $  3,552,518,464  $  3,552,518,464  $            --  $          --
Money Market Funds............................           843,327           843,327               --             --
                                                ------------------------------------------------------------------
Total Investments.............................  $  3,553,361,791  $  3,553,361,791  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

Page 32                 See Notes to Financial Statements


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 5.8%
     666,754 General Dynamics Corp.            $   165,428,335
     355,810 Lockheed Martin Corp.                 173,098,007
     309,492 Northrop Grumman Corp.                168,861,930
                                               ---------------
                                                   507,388,272
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 4.0%
   1,740,248 Expeditors International of
                Washington, Inc.                   180,846,572
     977,072 United Parcel Service, Inc.,
                Class B                            169,854,197
                                               ---------------
                                                   350,700,769
                                               ---------------
             BEVERAGES -- 6.2%
   2,890,577 Coca-Cola (The) Co.                   183,869,603
   1,846,740 Monster Beverage Corp. (a)            187,499,512
     934,679 PepsiCo, Inc.                         168,859,108
                                               ---------------
                                                   540,228,223
                                               ---------------
             BIOTECHNOLOGY -- 6.1%
   1,099,929 AbbVie, Inc.                          177,759,526
     642,050 Amgen, Inc.                           168,628,012
   2,291,765 Incyte Corp. (a)                      184,074,565
                                               ---------------
                                                   530,462,103
                                               ---------------
             BUILDING PRODUCTS -- 2.2%
   1,116,626 Trane Technologies PLC                187,693,664
                                               ---------------
             CAPITAL MARKETS -- 8.2%
     668,308 Moody's Corp.                         186,203,975
   2,801,350 Nasdaq, Inc.                          171,862,822
   1,601,639 Raymond James Financial, Inc.         171,135,127
     546,571 S&P Global, Inc.                      183,068,491
                                               ---------------
                                                   712,270,415
                                               ---------------
             CHEMICALS -- 2.4%
     670,373 Air Products and Chemicals, Inc.      206,649,181
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 2.1%
   3,779,325 Cisco Systems, Inc.                   180,047,043
                                               ---------------
             ELECTRICAL EQUIPMENT -- 2.2%
   1,945,082 Emerson Electric Co.                  186,844,577
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.8%
   2,260,726 Amphenol Corp., Class A               172,131,678
   5,025,031 Corning, Inc.                         160,499,490
                                               ---------------
                                                   332,631,168
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.7%
     552,666 Public Storage                        154,851,487
   5,398,902 Weyerhaeuser Co.                      167,365,962
                                               ---------------
                                                   322,217,449
                                               ---------------
             FOOD & STAPLES RETAILING -- 3.7%
     338,270 Costco Wholesale Corp.                154,420,255
   1,182,440 Walmart, Inc.                         167,658,168
                                               ---------------
                                                   322,078,423
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.4%
   1,701,619 Abbott Laboratories               $   186,820,750
   2,587,642 Hologic, Inc. (a)                     193,581,498
                                               ---------------
                                                   380,402,248
                                               ---------------
             HEALTH CARE PROVIDERS &
                SERVICES -- 7.5%
   1,094,916 AmerisourceBergen Corp.               181,438,530
     316,520 Elevance Health, Inc.                 162,365,264
     448,845 Molina Healthcare, Inc. (a)           148,217,596
     303,071 UnitedHealth Group, Inc.              160,682,183
                                               ---------------
                                                   652,703,573
                                               ---------------
             HOUSEHOLD PRODUCTS -- 2.2%
   1,258,022 Procter & Gamble (The) Co.            190,665,814
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
   1,384,750 3M Co.                                166,059,220
     884,807 Honeywell International, Inc.         189,614,140
                                               ---------------
                                                   355,673,360
                                               ---------------
             INSURANCE -- 3.9%
   2,051,663 Principal Financial Group, Inc.       172,175,559
   2,267,089 W.R. Berkley Corp.                    164,522,649
                                               ---------------
                                                   336,698,208
                                               ---------------
             IT SERVICES -- 11.6%
     600,047 Accenture PLC, Class A                160,116,541
     695,002 Automatic Data Processing, Inc.       166,008,178
   2,683,392 Cognizant Technology Solutions
                Corp., Class A                     153,463,188
     534,949 Mastercard, Inc., Class A             186,017,816
   1,442,175 Paychex, Inc.                         166,657,743
     849,677 Visa, Inc., Class A                   176,528,894
                                               ---------------
                                                 1,008,792,360
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.1%
     325,625 Thermo Fisher Scientific, Inc.        179,318,431
                                               ---------------
             MACHINERY -- 1.9%
     694,853 Cummins, Inc.                         168,355,933
                                               ---------------
             PHARMACEUTICALS -- 11.9%
   2,240,079 Bristol-Myers Squibb Co.              161,173,684
     474,667 Eli Lilly & Co.                       173,652,175
     958,788 Johnson & Johnson                     169,369,900
   1,690,779 Merck & Co., Inc.                     187,591,930
   3,598,573 Pfizer, Inc.                          184,390,881
   1,098,786 Zoetis, Inc.                          161,027,088
                                               ---------------
                                                 1,037,205,658
                                               ---------------
             TOTAL INVESTMENTS -- 100.0%         8,689,026,872
             (Cost $8,149,347,016)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                  3,120,729
                                               ---------------
             NET ASSETS -- 100.0%              $ 8,692,147,601
                                               ===============

(a)   Non-income producing security.

                        See Notes to Financial Statements                Page 33


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $  8,689,026,872  $  8,689,026,872  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

Page 34                 See Notes to Financial Statements


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 2.3%
     289,077 General Dynamics Corp.            $    71,722,895
     347,482 L3Harris Technologies, Inc.            72,349,227
     148,286 Lockheed Martin Corp.                  72,139,656
     721,689 Raytheon Technologies Corp.            72,832,854
                                               ---------------
                                                   289,044,632
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 1.1%
     769,907 C.H. Robinson Worldwide, Inc.          70,492,685
     404,855 United Parcel Service, Inc.,
                Class B                             70,379,993
                                               ---------------
                                                   140,872,678
                                               ---------------
             AUTO COMPONENTS -- 0.6%
   2,655,189 Gentex Corp.                           72,407,004
                                               ---------------
             AUTOMOBILES -- 0.6%
     522,559 Toyota Motor Corp., ADR                71,371,108
                                               ---------------
             BANKS -- 4.0%
     793,610 Bank of Montreal                       71,901,066
   1,467,611 Bank of Nova Scotia (The)              71,883,587
   1,748,741 Canadian Imperial Bank of
                Commerce                            70,736,573
     545,884 JPMorgan Chase & Co.                   73,203,044
     759,392 Royal Bank of Canada                   71,398,036
   1,102,858 Toronto-Dominion (The) Bank            71,421,084
   1,658,877 U.S. Bancorp                           72,343,626
                                               ---------------
                                                   502,887,016
                                               ---------------
             BEVERAGES -- 2.3%
   1,122,899 Coca-Cola (The) Co.                    71,427,605
     397,866 Diageo PLC, ADR                        70,895,743
   1,970,400 Keurig Dr Pepper, Inc.                 70,264,464
     393,192 PepsiCo, Inc.                          71,034,067
                                               ---------------
                                                   283,621,879
                                               ---------------
             BIOTECHNOLOGY -- 1.7%
     439,378 AbbVie, Inc.                           71,007,879
     271,540 Amgen, Inc.                            71,317,266
     845,591 Gilead Sciences, Inc.                  72,593,987
                                               ---------------
                                                   214,919,132
                                               ---------------
             BUILDING PRODUCTS -- 1.2%
   1,259,466 A.O. Smith Corp.                       72,091,834
   1,117,992 Johnson Controls International
                PLC                                 71,551,488
                                               ---------------
                                                   143,643,322
                                               ---------------
             CAPITAL MARKETS -- 3.4%
   1,605,003 Bank of New York Mellon (The)
                Corp.                               73,059,737
     101,799 BlackRock, Inc.                        72,137,825
     424,470 CME Group, Inc.                        71,378,875
     207,408 Goldman Sachs Group (The), Inc.        71,219,759
     803,856 Houlihan Lokey, Inc.                   70,064,089
     644,915 T. Rowe Price Group, Inc.              70,334,430
                                               ---------------
                                                   428,194,715
                                               ---------------
             CHEMICALS -- 2.9%
     229,666 Air Products and Chemicals, Inc.       70,796,841

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             CHEMICALS (CONTINUED)
     689,741 International Flavors &
                Fragrances, Inc.               $    72,312,446
     231,128 NewMarket Corp.                        71,906,232
     565,529 PPG Industries, Inc.                   71,109,617
     982,639 Sensient Technologies Corp.            71,654,036
                                               ---------------
                                                   357,779,172
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.2%
   1,509,340 Cisco Systems, Inc.                    71,904,958
   2,262,823 Juniper Networks, Inc.                 72,319,823
                                               ---------------
                                                   144,224,781
                                               ---------------
             CONTAINERS & PACKAGING -- 1.7%
     395,683 Avery Dennison Corp.                   71,618,623
     556,822 Packaging Corp. of America             71,223,102
   1,185,894 Sonoco Products Co.                    71,995,625
                                               ---------------
                                                   214,837,350
                                               ---------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.7%
   1,622,813 BCE, Inc.                              71,322,631
   3,643,287 TELUS Corp.                            70,351,872
   1,865,748 Verizon Communications, Inc.           73,510,471
                                               ---------------
                                                   215,184,974
                                               ---------------
             ELECTRIC UTILITIES -- 11.5%
   1,108,490 ALLETE, Inc.                           71,508,690
   1,295,906 Alliant Energy Corp.                   71,546,970
     748,913 American Electric Power Co., Inc.      71,109,289
   1,657,349 Avangrid, Inc.                         71,232,860
     695,838 Duke Energy Corp.                      71,664,356
     631,784 Entergy Corp.                          71,075,700
   1,131,405 Evergy, Inc.                           71,199,317
     850,800 Eversource Energy                      71,331,072
   1,665,046 Exelon Corp.                           71,979,938
   1,768,594 Fortis, Inc.                           70,814,504
   1,719,380 Hawaiian Electric Industries,
                Inc.                                71,956,053
     664,286 IDACORP, Inc.                          71,643,245
     851,414 NextEra Energy, Inc.                   71,178,210
   1,790,692 OGE Energy Corp.                       70,821,869
   1,230,480 Otter Tail Corp.                       72,241,481
     919,582 Pinnacle West Capital Corp.            69,925,015
   1,470,325 PNM Resources, Inc.                    71,737,157
   1,462,819 Portland General Electric Co.          71,678,131
     998,931 Southern (The) Co.                     71,333,663
   1,010,340 Xcel Energy, Inc.                      70,834,937
                                               ---------------
                                                 1,426,812,457
                                               ---------------
             ELECTRICAL EQUIPMENT -- 1.7%
   2,365,131 ABB Ltd., ADR                          72,041,890
     750,087 Emerson Electric Co.                   72,053,357
     304,025 Hubbell, Inc.                          71,348,587
                                               ---------------
                                                   215,443,834
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.2%
   1,716,898 Avnet, Inc.                            71,388,619
     628,905 TE Connectivity Ltd.                   72,198,294
                                               ---------------
                                                   143,586,913
                                               ---------------

                        See Notes to Financial Statements                Page 35


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.4%
     337,319 American Tower Corp.              $    71,464,403
     643,818 Camden Property Trust                  72,030,358
     523,168 Crown Castle, Inc.                     70,962,507
     458,345 Mid-America Apartment
                Communities, Inc.                   71,955,582
     253,048 Public Storage                         70,901,519
   1,112,609 Realty Income Corp.                    70,572,789
                                               ---------------
                                                   427,887,158
                                               ---------------
             FOOD & STAPLES RETAILING -- 0.6%
   1,561,629 Kroger (The) Co.                       69,617,421
                                               ---------------
             FOOD PRODUCTS -- 8.4%
     757,374 Archer-Daniels-Midland Co.             70,322,176
   1,108,828 Cal-Maine Foods, Inc.                  60,375,685
   1,251,115 Campbell Soup Co.                      71,000,776
   1,845,098 Conagra Brands, Inc.                   71,405,293
   2,453,384 Flowers Foods, Inc.                    70,510,256
     839,054 General Mills, Inc.                    70,354,678
     303,815 Hershey (The) Co.                      70,354,440
   1,570,535 Hormel Foods Corp.                     71,537,869
     724,823 Ingredion, Inc.                        70,981,916
     467,168 J & J Snack Foods Corp.                69,939,721
     449,469 J.M. Smucker (The) Co.                 71,222,858
     992,839 Kellogg Co.                            70,729,850
     356,818 Lancaster Colony Corp.                 70,400,191
     850,900 McCormick & Co., Inc.                  70,531,101
   1,068,006 Mondelez International, Inc.,
                Class A                             71,182,600
                                               ---------------
                                                 1,050,849,410
                                               ---------------
             GAS UTILITIES -- 3.4%
     622,620 Atmos Energy Corp.                     69,777,023
     599,841 Chesapeake Utilities Corp.             70,889,209
   1,443,659 New Jersey Resources Corp.             71,634,360
     948,679 ONE Gas, Inc.                          71,833,974
   1,028,172 Spire, Inc.                            70,799,924
   1,919,733 UGI Corp.                              71,164,502
                                               ---------------
                                                   426,098,992
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.7%
     662,443 Abbott Laboratories                    72,729,617
   1,428,413 Baxter International, Inc.             72,806,211
     924,689 Medtronic PLC                          71,866,829
                                               ---------------
                                                   217,402,657
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.7%
     765,965 CVS Health Corp.                       71,380,279
   2,037,637 Premier, Inc., Class A                 71,276,542
     458,466 Quest Diagnostics, Inc.                71,722,421
                                               ---------------
                                                   214,379,242
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.7%
     267,834 McDonald's Corp.                       70,582,294
     729,254 Starbucks Corp.                        72,341,997

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
     555,958 Yum! Brands, Inc.                 $    71,207,100
                                               ---------------
                                                   214,131,391
                                               ---------------
             HOUSEHOLD DURABLES -- 0.6%
     785,270 Garmin Ltd.                            72,472,568
                                               ---------------
             HOUSEHOLD PRODUCTS -- 3.4%
     497,284 Clorox (The) Co.                       69,783,864
     902,001 Colgate-Palmolive Co.                  71,068,659
     522,521 Kimberly-Clark Corp.                   70,932,226
     469,549 Procter & Gamble (The) Co.             71,164,846
   2,358,900 Reynolds Consumer Products, Inc.       70,719,822
     445,525 WD-40 Co.                              71,823,085
                                               ---------------
                                                   425,492,502
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.2%
     596,503 3M Co.                                 71,532,640
     335,082 Honeywell International, Inc.          71,808,072
                                               ---------------
                                                   143,340,712
                                               ---------------
             INSURANCE -- 4.6%
     998,793 Aflac, Inc.                            71,853,168
     525,505 Allstate (The) Corp.                   71,258,478
     573,171 Assurant, Inc.                         71,680,765
   1,307,254 Axis Capital Holdings Ltd.             70,813,949
     213,971 Everest Re Group Ltd.                  70,882,173
     521,613 Hanover Insurance Group (The),
                Inc.                                70,485,565
   1,542,473 Sun Life Financial, Inc.               71,601,597
     378,218 Travelers (The) Cos., Inc.             70,912,093
                                               ---------------
                                                   569,487,788
                                               ---------------
             IT SERVICES -- 5.2%
     269,318 Accenture PLC, Class A                 71,864,815
     801,968 Amdocs Ltd.                            72,898,891
     297,435 Automatic Data Processing, Inc.        71,045,324
     532,887 Broadridge Financial Solutions,
                Inc.                                71,476,133
   1,279,247 Cognizant Technology Solutions
                Corp., Class A                      73,160,136
   1,261,232 CSG Systems International, Inc.        72,142,470
   1,070,887 Fidelity National Information
                Services, Inc.                      72,659,683
   3,999,075 Infosys Ltd., ADR                      72,023,341
     617,735 Paychex, Inc.                          71,385,457
                                               ---------------
                                                   648,656,250
                                               ---------------
             MACHINERY -- 2.3%
     298,764 Caterpillar, Inc.                      71,571,904
     297,042 Cummins, Inc.                          71,970,306
     322,854 Illinois Tool Works, Inc.              71,124,736
     314,668 Snap-on, Inc.                          71,898,492
                                               ---------------
                                                   286,565,438
                                               ---------------
             MEDIA -- 0.6%
   2,039,370 Comcast Corp., Class A                 71,316,769
                                               ---------------
             MULTI-UTILITIES -- 6.3%
     800,438 Ameren Corp.                           71,174,947
   1,634,659 Avista Corp.                           72,480,780

Page 36                 See Notes to Financial Statements


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
   1,026,254 Black Hills Corp.                 $    72,186,707
   1,126,433 CMS Energy Corp.                       71,337,002
     747,662 Consolidated Edison, Inc.              71,259,665
   1,178,872 Dominion Energy, Inc.                  72,288,431
     604,555 DTE Energy Co.                         71,053,349
   1,225,218 NorthWestern Corp.                     72,704,436
   1,173,272 Public Service Enterprise Group,
                Inc.                                71,886,376
     454,287 Sempra Energy                          70,205,513
     750,557 WEC Energy Group, Inc.                 70,372,224
                                               ---------------
                                                   786,949,430
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.6%
   1,814,727 Enbridge, Inc.                         70,955,826
                                               ---------------
             PERSONAL PRODUCTS -- 0.6%
   1,403,243 Unilever PLC, ADR                      70,653,285
                                               ---------------
             PHARMACEUTICALS -- 4.0%
   1,054,184 AstraZeneca PLC, ADR                   71,473,675
     983,176 Bristol-Myers Squibb Co.               70,739,513
     403,786 Johnson & Johnson                      71,328,797
     640,657 Merck & Co., Inc.                      71,080,894
     788,631 Novartis AG, ADR                       71,544,605
   1,382,670 Pfizer, Inc.                           70,848,011
   1,476,993 Sanofi, ADR                            71,530,771
                                               ---------------
                                                   498,546,266
                                               ---------------
             PROFESSIONAL SERVICES -- 0.6%
     976,614 Robert Half International, Inc.        72,103,412
                                               ---------------
             ROAD & RAIL -- 1.7%
     595,006 Canadian National Railway Co.          70,734,313
     289,542 Norfolk Southern Corp.                 71,348,940
     341,406 Union Pacific Corp.                    70,694,940
                                               ---------------
                                                   212,778,193
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.3%
     437,396 Analog Devices, Inc.                   71,746,066
   2,746,775 Intel Corp.                            72,597,263

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     956,914 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR   $    71,280,524
     435,962 Texas Instruments, Inc.                72,029,642
                                               ---------------
                                                   287,653,495
                                               ---------------
             SOFTWARE -- 1.2%
   2,474,573 Open Text Corp.                        73,346,344
     692,398 SAP SE, ADR                            71,448,549
                                               ---------------
                                                   144,794,893
                                               ---------------
             SPECIALTY RETAIL -- 1.7%
     224,842 Home Depot (The), Inc.                 71,018,594
     354,980 Lowe's Cos., Inc.                      70,726,215
     330,158 Tractor Supply Co.                     74,275,646
                                               ---------------
                                                   216,020,455
                                               ---------------
             TOBACCO -- 0.6%
   1,549,811 Altria Group, Inc.                     70,841,861
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.1%
   1,500,497 Fastenal Co.                           71,003,518
     284,194 Watsco, Inc.                           70,877,984
                                               ---------------
                                                   141,881,502
                                               ---------------
             WATER UTILITIES -- 0.6%
     764,659 American States Water Co.              70,769,190
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.6%
   1,588,993 Rogers Communications, Inc.,
                Class B                             74,428,432
                                               ---------------
             TOTAL INVESTMENTS -- 99.8%         12,420,905,505
             (Cost $11,256,857,192)            ---------------
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 21,765,290
                                               ---------------
             NET ASSETS -- 100.0%              $12,442,670,795
                                               ===============

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT           QUOTED         OBSERVABLE     UNOBSERVABLE
                                                   12/31/2022          PRICES           INPUTS          INPUTS
                                                ------------------------------------------------------------------
Common Stocks*................................  $ 12,420,905,505  $ 12,420,905,505  $            --  $          --
                                                ==================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 37


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2022


                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         DOW JONES SELECT      MORNINGSTAR          US EQUITY
                                                                             MICROCAP        DIVIDEND LEADERS     OPPORTUNITIES
                                                                            INDEX FUND          INDEX FUND             ETF
                                                                              (FDM)               (FDL)               (FPX)
                                                                        ------------------  ------------------  ------------------

ASSETS:
Investments, at value...............................................     $    151,882,261    $  4,789,791,716    $    815,787,996
Cash................................................................            4,379,894           2,878,783             120,669
Receivables:
      Dividends.....................................................              168,430          11,614,397           3,413,491
      Securities lending income.....................................               13,162                  --              35,974
      Capital shares sold...........................................                   --          54,825,614                  --
      Investment securities sold....................................                   --                  --                  --
      Reclaims......................................................                  268                  --              10,993
Prepaid expenses....................................................                1,095              29,574               5,543
                                                                         ----------------    ----------------    ----------------
      Total Assets..................................................          156,445,110       4,859,140,084         819,374,666
                                                                         ----------------    ----------------    ----------------
LIABILITIES:
Payables:
      Collateral for securities on loan.............................            7,533,156                  --          15,537,292
      Investment securities purchased...............................            4,313,869          54,685,545                  --
      Investment advisory fees......................................               54,168           1,095,333             289,463
      Licensing fees................................................               38,625             889,571             214,210
      Audit and tax fees............................................               28,697              29,500              29,564
      Shareholder reporting fees....................................                6,421              75,825              50,899
      Trustees' fees................................................                   39                  --                  74
      Capital shares redeemed.......................................                   --                  --                  --
Other liabilities...................................................               28,585             546,904             159,414
                                                                         ----------------    ----------------    ----------------
      Total Liabilities.............................................           12,003,560          57,322,678          16,280,916
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    144,441,550    $  4,801,817,406    $    803,093,750
                                                                         ================    ================    ================
NET ASSETS CONSIST OF:
Paid-in capital.....................................................     $    209,656,622    $  4,996,649,913    $  1,457,083,621
Par value...........................................................               26,050           1,314,000             102,000
Accumulated distributable earnings (loss)...........................          (65,241,122)       (196,146,507)       (654,091,871)
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    144,441,550    $  4,801,817,406    $    803,093,750
                                                                         ================    ================    ================
NET ASSET VALUE, per share..........................................     $          55.45    $          36.54    $          78.73
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            2,605,000         131,400,002          10,200,002
                                                                         ================    ================    ================
Investments, at cost................................................     $    162,035,598    $  4,564,937,066    $    855,350,249
                                                                         ================    ================    ================
Securities on loan, at value........................................     $      7,244,228    $             --    $     15,228,066
                                                                         ================    ================    ================


Page 38                 See Notes to Financial Statements



   FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
 NYSE(R) ARCA(R)        DOW JONES            CAPITAL          VALUE LINE(R)
  BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND
    INDEX FUND          INDEX FUND             ETF              INDEX FUND
      (FBT)               (FDN)               (FTCS)              (FVD)
------------------  ------------------  ------------------  ------------------


 $  1,483,368,874    $  3,553,361,791    $  8,689,026,872    $ 12,420,905,505
          460,816                  --           1,870,497           6,958,654

               --               3,894           6,133,720          24,103,915
              172                 392                  --                  --
               --                  --          15,032,583          25,993,442
          558,391           8,693,084                  --         616,275,038
           69,294                  --                  --           2,608,764
            8,060              14,645              59,611              90,055
 ----------------    ----------------    ----------------    ----------------
    1,484,465,607       3,562,073,806       8,712,123,283      13,096,935,373
 ----------------    ----------------    ----------------    ----------------

               --             191,980                  --                  --
               --                  --          15,027,325         641,859,384
          505,396           1,276,011           3,632,217           5,088,746
          282,027             717,197                  --           5,537,519
           29,802              34,413              33,600              35,509
           65,819             295,250             284,002             401,040
               --                 121                  65                  --
               --           6,157,256                  --                  --
          227,486             561,718             998,473           1,342,380
 ----------------    ----------------    ----------------    ----------------
        1,110,530           9,233,946          19,975,682         654,264,578
 ----------------    ----------------    ----------------    ----------------
 $  1,483,355,077    $  3,552,839,860    $  8,692,147,601    $ 12,442,670,795
 ================    ================    ================    ================

 $  2,026,803,489    $  6,607,035,565    $  9,012,894,078    $ 12,087,493,902
           96,000             288,500           1,161,000           3,119,409
     (543,544,412)     (3,054,484,205)       (321,907,477)        352,057,484
 ----------------    ----------------    ----------------    ----------------
 $  1,483,355,077    $  3,552,839,860    $  8,692,147,601    $ 12,442,670,795
 ================    ================    ================    ================
 $         154.52    $         123.15    $          74.87    $          39.89
 ================    ================    ================    ================

        9,600,002          28,850,002         116,100,002         311,940,884
 ================    ================    ================    ================
 $  1,383,496,890    $  5,816,058,921    $  8,149,347,016    $ 11,256,857,192
 ================    ================    ================    ================
 $             --    $        191,980    $             --    $             --
 ================    ================    ================    ================


                        See Notes to Financial Statements                Page 39


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022


                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         DOW JONES SELECT      MORNINGSTAR          US EQUITY
                                                                             MICROCAP        DIVIDEND LEADERS     OPPORTUNITIES
                                                                            INDEX FUND          INDEX FUND             ETF
                                                                              (FDM)               (FDL)               (FPX)
                                                                        ------------------  ------------------  ------------------

INVESTMENT INCOME:
Dividends...........................................................     $      3,493,333    $    135,775,633    $     15,888,322
Securities lending income (net of fees).............................              136,895                  --             805,225
Foreign withholding tax.............................................               (1,676)                 --              (7,393)
                                                                         ----------------    ----------------    ----------------
      Total investment income.......................................            3,628,552         135,775,633          16,686,154
                                                                         ----------------    ----------------    ----------------
EXPENSES:
Investment advisory fees............................................              780,485           8,823,942           4,647,348
Licensing fees......................................................               93,658           2,666,829           1,161,837
Accounting and administration fees..................................               82,336           1,219,066             563,749
Shareholder reporting fees..........................................               30,910             205,977             113,563
Audit and tax fees..................................................               28,226              29,888              30,032
Custodian fees......................................................               26,713             175,011              77,510
Listing fees........................................................                7,812               9,751               7,812
Transfer agent fees.................................................                7,805              98,735              53,375
Trustees' fees and expenses.........................................                7,227               8,614               7,811
Legal fees..........................................................                3,550              75,024              26,043
Registration and filing fees........................................                  525                  39                  --
Other expenses......................................................                3,354              34,614              25,350
                                                                         ----------------    ----------------    ----------------
      Total expenses................................................            1,072,601          13,347,490           6,714,430
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................             (136,019)            (75,072)                 --
                                                                         ----------------    ----------------    ----------------
      Net expenses..................................................              936,582          13,272,418           6,714,430
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS)........................................            2,691,970         122,503,215           9,971,724
                                                                         ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (16,057,374)        (88,499,113)       (276,052,696)
      In-kind redemptions...........................................           24,436,797         123,659,147          74,963,856
      Foreign currency transactions.................................                   --                  --                  --
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)............................................            8,379,423          35,160,034        (201,088,840)
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (34,793,960)         (5,208,289)       (386,182,483)
      Foreign currency translation..................................                   --                  --                  --
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation)................          (34,793,960)         (5,208,289)       (386,182,483)
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (26,414,537)         29,951,745        (587,271,323)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................     $    (23,722,567)   $    152,454,960    $   (577,299,599)
                                                                         ================    ================    ================


Page 40                 See Notes to Financial Statements



   FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
 NYSE(R) ARCA(R)        DOW JONES            CAPITAL          VALUE LINE(R)
  BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND
    INDEX FUND          INDEX FUND             ETF              INDEX FUND
      (FBT)               (FDN)               (FTCS)              (FVD)
------------------  ------------------  ------------------  ------------------


 $      4,314,578    $     13,366,695    $    148,015,195    $    338,140,219
           14,159              19,816                  --                  --
          (88,964)                 --                  --          (7,456,737)
 ----------------    ----------------    ----------------    ----------------
        4,239,773          13,386,511         148,015,195         330,683,482
 ----------------    ----------------    ----------------    ----------------

        5,601,871          20,800,689          41,668,743          61,052,150
        1,120,374           3,123,531              92,650          12,402,873
          661,525           1,855,276           2,611,800           3,497,946
          142,075             549,548             651,905             904,885
           30,173              39,457              38,078              41,933
           94,202             381,341             555,250             727,226
            7,812               9,750               4,529              53,909
           60,012             155,147             234,504             332,864
            7,873              10,022              11,919              13,962
           31,201             100,271             202,099             286,684
               --                  --               6,759               1,857
           16,499              83,887             141,102             182,424
 ----------------    ----------------    ----------------    ----------------
        7,773,617          27,108,919          46,219,338          79,498,713

               --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------
        7,773,617          27,108,919          46,219,338          79,498,713
 ----------------    ----------------    ----------------    ----------------
       (3,533,844)        (13,722,408)        101,795,857         251,184,769
 ----------------    ----------------    ----------------    ----------------

     (275,662,615)       (467,650,573)       (527,075,265)       (120,102,011)
       44,401,009         868,612,522         409,524,456         614,909,039
               --                  --                  --              (6,949)
 ----------------    ----------------    ----------------    ----------------
     (231,261,606)        400,961,949        (117,550,809)        494,800,079
 ----------------    ----------------    ----------------    ----------------

      140,025,277      (4,159,637,254)     (1,009,131,344)     (1,448,622,484)
               --                  --                  --              (1,061)
 ----------------    ----------------    ----------------    ----------------
      140,025,277      (4,159,637,254)     (1,009,131,344)     (1,448,623,545)
 ----------------    ----------------    ----------------    ----------------
      (91,236,329)     (3,758,675,305)     (1,126,682,153)       (953,823,466)
 ----------------    ----------------    ----------------    ----------------

 $    (94,770,173)   $ (3,772,397,713)   $ (1,024,886,296)   $   (702,638,697)
 ================    ================    ================    ================


                        See Notes to Financial Statements                Page 41


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FIRST TRUST                       FIRST TRUST
                                                                     DOW JONES SELECT                     MORNINGSTAR
                                                                         MICROCAP                      DIVIDEND LEADERS
                                                                        INDEX FUND                        INDEX FUND
                                                                           (FDM)                             (FDL)
                                                             ---------------------------------   ---------------------------------
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                               12/31/2022        12/31/2021        12/31/2022        12/31/2021
                                                             ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss).............................    $     2,691,970   $     1,782,779   $   122,503,215   $    63,417,589
Net realized gain (loss).................................          8,379,423        33,159,253        35,160,034       191,507,868
Net change in unrealized appreciation (depreciation).....        (34,793,960)        8,369,281        (5,208,289)       87,772,838
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................        (23,722,567)       43,311,313       152,454,960       342,698,295
                                                             ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................         (2,696,103)       (1,928,374)     (122,518,973)      (63,399,697)
                                                             ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................        113,413,517        86,724,692     3,837,574,234       644,763,236
Cost of shares redeemed..................................       (131,289,899)      (61,853,301)     (828,602,429)     (560,634,737)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................        (17,876,382)       24,871,391     3,008,971,805        84,128,499
                                                             ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets..................        (44,295,052)       66,254,330     3,038,907,792       363,427,097

NET ASSETS:
Beginning of period......................................        188,736,602       122,482,272     1,762,909,614     1,399,482,517
                                                             ---------------   ---------------   ---------------   ---------------
End of period............................................    $   144,441,550   $   188,736,602   $ 4,801,817,406   $ 1,762,909,614
                                                             ===============   ===============   ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................          2,955,000         2,555,000        49,600,002        47,300,002
Shares sold..............................................          1,900,000         1,450,000       105,600,000        19,250,000
Shares redeemed..........................................         (2,250,000)       (1,050,000)      (23,800,000)      (16,950,000)
                                                             ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period........................          2,605,000         2,955,000       131,400,002        49,600,002
                                                             ===============   ===============   ===============   ===============


Page 42                 See Notes to Financial Statements



           FIRST TRUST                         FIRST TRUST                         FIRST TRUST
            US EQUITY                        NYSE(R) ARCA(R)                        DOW JONES
          OPPORTUNITIES                       BIOTECHNOLOGY                         INTERNET
               ETF                             INDEX FUND                          INDEX FUND
              (FPX)                               (FBT)                               (FDN)
---------------------------------   ---------------------------------   ---------------------------------
  Year Ended        Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
  12/31/2022        12/31/2021        12/31/2022        12/31/2021        12/31/2022        12/31/2021
---------------   ---------------   ---------------   ---------------   ---------------   ---------------


$     9,971,724   $     1,412,875   $    (3,533,844)  $    (4,455,580)  $   (13,722,408)  $   (32,149,322)
   (201,088,840)      298,792,377      (231,261,606)       (8,792,422)      400,961,949     2,146,301,949
   (386,182,483)     (231,648,485)      140,025,277       (58,114,526)   (4,159,637,254)   (1,439,319,817)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

   (577,299,599)       68,556,767       (94,770,173)      (71,362,528)   (3,772,397,713)      674,832,810
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

     (9,427,777)       (2,739,625)               --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

     49,560,039       991,605,700       126,254,644        52,174,778     2,488,710,947     3,348,838,868
   (515,443,931)   (1,148,090,496)     (256,885,942)     (314,229,031)   (5,131,046,629)   (5,131,127,308)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

   (465,883,892)     (156,484,796)     (130,631,298)     (262,054,253)   (2,642,335,682)   (1,782,288,440)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
 (1,052,611,268)      (90,667,654)     (225,401,471)     (333,416,781)   (6,414,733,395)   (1,107,455,630)

  1,855,705,018     1,946,372,672     1,708,756,548     2,042,173,329     9,967,573,255    11,075,028,885
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$   803,093,750   $ 1,855,705,018   $ 1,483,355,077   $ 1,708,756,548   $ 3,552,839,860   $ 9,967,573,255
===============   ===============   ===============   ===============   ===============   ===============

     15,150,002        16,450,002        10,550,002        12,150,002        44,100,002        52,150,002
        500,000         8,000,000           850,000           300,000        17,850,000        14,450,000
     (5,450,000)       (9,300,000)       (1,800,000)       (1,900,000)      (33,100,000)      (22,500,000)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
     10,200,002        15,150,002         9,600,002        10,550,002        28,850,002        44,100,002
===============   ===============   ===============   ===============   ===============   ===============


                        See Notes to Financial Statements                Page 43


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                        FIRST TRUST                         FIRST TRUST
                                                                     CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                            ETF                             INDEX FUND
                                                                          (FTCS)                               (FVD)
                                                             ---------------------------------   ---------------------------------
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                               12/31/2022        12/31/2021        12/31/2022        12/31/2021
                                                             ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss).............................    $   101,795,857   $    99,342,131   $   251,184,769   $   221,888,137
Net realized gain (loss).................................       (117,550,809)    1,078,138,583       494,800,079       841,450,993
Net change in unrealized appreciation (depreciation).....     (1,009,131,344)      761,114,952    (1,448,623,545)    1,485,603,970
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................     (1,024,886,296)    1,938,595,666      (702,638,697)    2,548,943,100
                                                             ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................       (104,442,497)      (96,596,007)     (255,493,903)     (223,826,833)
                                                             ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................      3,134,829,083     7,347,607,864     2,857,719,852     2,745,034,380
Cost of shares redeemed..................................     (2,805,284,887)   (6,719,583,961)   (2,411,103,178)   (2,265,168,318)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................        329,544,196       628,023,903       446,616,674       479,866,062
                                                             ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets..................      (799,784,597)     2,470,023,562      (511,515,926)    2,804,982,329

NET ASSETS:
Beginning of period......................................      9,491,932,198     7,021,908,636    12,954,186,721    10,149,204,392
                                                             ---------------   ---------------   ---------------   ---------------
End of period............................................    $ 8,692,147,601   $ 9,491,932,198   $12,442,670,795   $12,954,186,721
                                                             ===============   ===============   ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................        112,300,002       103,950,002       301,240,884       289,190,884
Shares sold..............................................         40,300,000        98,850,000        70,050,000        68,500,000
Shares redeemed..........................................        (36,500,000)      (90,500,000)      (59,350,000)      (56,450,000)
                                                             ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period........................        116,100,002       112,300,002       311,940,884       301,240,884
                                                             ===============   ===============   ===============   ===============


Page 44                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      63.87   $      47.94   $      51.09   $      40.76   $      47.21
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.00           0.64           0.80           0.66           0.56
Net realized and unrealized gain (loss)              (8.42)         15.98          (3.15)         10.37          (6.50)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (7.42)         16.62          (2.35)         11.03          (5.94)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.00)         (0.69)         (0.80)         (0.70)         (0.51)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      55.45   $      63.87   $      47.94   $      51.09   $      40.76
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (11.56)%        34.71%         (4.25)%        27.25%        (12.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    144,442   $    188,737   $    122,482   $    156,067   $    138,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.69%          0.69%          0.71%          0.70%          0.73%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.72%          1.10%          1.88%          1.42%          1.29%
Portfolio turnover rate (b)                             84%            95%            95%            64%            75%

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      35.54   $      29.59   $      32.58   $      27.24   $      30.06
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.30           1.29           1.32           1.22           1.09
Net realized and unrealized gain (loss)               1.01           5.95          (2.98)          5.34          (2.83)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      2.31           7.24          (1.66)          6.56          (1.74)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.31)         (1.29)         (1.33)         (1.22)         (1.08)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      36.54   $      35.54   $      29.59   $      32.58   $      27.24
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      6.71%         24.76%         (4.42)%        24.36%         (5.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  4,801,817   $  1,762,910   $  1,399,483   $  1,841,000   $  1,386,483
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.45%          0.46%          0.46%          0.46%          0.47%
Ratio of net expenses to average net assets           0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                 4.15%          3.90%          4.73%          4.06%          3.70%
Portfolio turnover rate (b)                             60%            59%            63%            39%            39%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     122.49   $     118.32   $      80.41   $      62.07   $      68.18
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.90           0.08           0.24           0.58           0.52
Net realized and unrealized gain (loss)             (43.81)          4.26          38.01          18.30          (6.08)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (42.91)          4.34          38.25          18.88          (5.56)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.85)         (0.17)         (0.34)         (0.54)         (0.55)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      78.73   $     122.49   $     118.32   $      80.41   $      62.07
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (35.05)%         3.67%         47.76%         30.45%         (8.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    803,094   $  1,855,705   $  1,946,373   $  1,330,835   $    912,479
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.58%          0.57%          0.57%          0.58%          0.59%
Ratio of net expenses to average net assets           0.58%          0.57%          0.57%          0.58%          0.59%
Ratio of net investment income (loss) to
   average net assets                                 0.86%          0.07%          0.26%          0.79%          0.74%
Portfolio turnover rate (b)                            115%            85%            75%            81%            57%

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     161.97   $     168.08   $     148.84   $     124.26   $     124.52
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.37)         (0.42)         (0.45)         (0.51)         (0.22)
Net realized and unrealized gain (loss)              (7.08)         (5.69)         19.69          25.09          (0.04)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (7.45)         (6.11)         19.24          24.58          (0.26)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     154.52   $     161.97   $     168.08   $     148.84   $     124.26
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (4.60)%        (3.64)%        12.93%         19.78%         (0.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,483,355   $  1,708,757   $  2,042,173   $  1,800,927   $  2,342,213
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.56%          0.55%          0.55%          0.55%          0.57%
Ratio of net expenses to average net assets           0.56%          0.55%          0.55%          0.55%          0.57%
Ratio of net investment income (loss) to
   average net assets                                (0.25)%        (0.23)%        (0.28)%        (0.25)%        (0.21)%
Portfolio turnover rate (b)                             39%            39%            26%            31%            37%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 46                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     226.02   $     212.37   $     139.12   $     116.66   $     109.82
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.48)         (0.73)         (0.34)         (0.14)         (0.35)
Net realized and unrealized gain (loss)            (102.39)         14.38          73.59          22.60           7.19
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                   (102.87)         13.65          73.25          22.46           6.84
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     123.15   $     226.02   $     212.37   $     139.12   $     116.66
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (45.51)%         6.43%         52.65%         19.26%          6.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  3,552,840   $  9,967,573   $ 11,075,029   $  7,853,367   $  7,016,807
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.52%          0.51%          0.51%          0.52%          0.52%
Ratio of net expenses to average net assets           0.52%          0.51%          0.51%          0.52%          0.52%
Ratio of net investment income (loss) to
   average net assets                                (0.26)%        (0.30)%        (0.20)%        (0.10)%        (0.27)%
Portfolio turnover rate (b)                             24%            19%            39%            28%            21%

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      84.52   $      67.55   $      60.37   $      48.29   $      50.95
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.90           0.91           0.63           0.76           0.60
Net realized and unrealized gain (loss)              (9.63)         16.95           7.18          12.08          (2.65)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (8.73)         17.86           7.81          12.84          (2.05)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.92)         (0.89)         (0.63)         (0.76)         (0.61)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      74.87   $      84.52   $      67.55   $      60.37   $      48.29
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (10.28)%        26.61%         13.07%         26.72%         (4.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  8,692,148   $  9,491,932   $  7,021,909   $  3,392,623   $  1,376,131
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.55%          0.55%          0.56%          0.58%          0.60%
Ratio of net expenses to average net assets           0.55%          0.55%          0.56%          0.58%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.21%          1.23%           1.10          1.46%          1.30%
Portfolio turnover rate (b)                            135%           117%           133%           125%           117%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      43.00   $      35.10   $      36.03   $      29.07   $      30.84
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.82           0.74           0.79           0.73           0.73
Net realized and unrealized gain (loss)              (3.10)          7.91          (0.91)          6.96          (1.77)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (2.28)          8.65          (0.12)          7.69          (1.04)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.83)         (0.75)         (0.81)         (0.73)         (0.73)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      39.89   $      43.00   $      35.10   $      36.03   $      29.07
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (5.24)%        24.86%         (0.04)%        26.60%         (3.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $ 12,442,671   $ 12,954,187   $ 10,149,204   $  9,665,219   $  4,374,483
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65%          0.67%          0.70%          0.71%          0.72%
Ratio of net expenses to average net assets           0.65%          0.67%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 2.04%          1.91%          2.47%          2.36%          2.40%
Portfolio turnover rate (b)                             53%            47%            86%            53%            58%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 48                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-three exchange-traded funds. This report covers the seven funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
           ("NYSE Arca") ticker "FDM")
        First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
           "FDL")
        First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
        First Trust NYSE(R) Arca(R) Biotechnology Index Fund - (NYSE Arca ticker
           "FBT")
        First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
        First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC
           ("Nasdaq") ticker "FTCS")
        First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD")

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                    INDEX
First Trust Dow Jones Select MicroCap Index Fund        Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund     Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                 IPOX(R)-100 U.S. Index
First Trust NYSE(R) Arca(R) Biotechnology Index Fund    NYSE(R) Arca(R) Biotechnology Index
First Trust Dow Jones Internet Index Fund               Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                        The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund           Value Line(R) Dividend Index


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments.
Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

                                                                         Page 49


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

      2)    the type of security;

      3)    the size of the holding;

      4)    the initial cost of the security;

      5)    transactions in comparable securities;

      6)    price quotes from dealers and/or third-party pricing services;

      7)    relationships among various securities;

      8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      9)    an analysis of the issuer's financial statements;

     10)    the existence of merger proposals or tender offers that might affect the value of the security; and

     11)    other relevant factors.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2022, is included with each Fund's Portfolio of Investments.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available.
The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FPX.
The Bank of New York Mellon ("BNYM") acts as FPX's securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or

                                                                         Page 51


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, only FDM, FPX and FDN had securities in the securities lending program. During the fiscal year ended December 31,
2022, FDM, FPX, FBT and FDN participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a
Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2022, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $        2,696,103    $             --    $              --
First Trust Morningstar Dividend Leaders Index Fund                         122,518,973                  --                   --
First Trust US Equity Opportunities ETF                                       9,427,777                  --                   --
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --                  --                   --
First Trust Dow Jones Internet Index Fund                                            --                  --                   --
First Trust Capital Strength ETF                                            104,442,497                  --                   --
First Trust Value Line(R) Dividend Index Fund                               255,493,903                  --                   --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $        1,928,374    $             --    $              --
First Trust Morningstar Dividend Leaders Index Fund                          63,399,697                  --                   --
First Trust US Equity Opportunities ETF                                       2,739,625                  --                   --
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --                  --                   --
First Trust Dow Jones Internet Index Fund                                            --                  --                   --
First Trust Capital Strength ETF                                             96,596,007                  --                   --
First Trust Value Line(R) Dividend Index Fund                               223,826,833                  --                   --


As of December 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $               --    $    (53,504,160)   $     (11,736,962)
First Trust Morningstar Dividend Leaders Index Fund                             428,089        (339,388,648)         142,814,052
First Trust US Equity Opportunities ETF                                         564,575        (614,449,867)         (40,206,579)
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --        (608,689,298)          65,144,886
First Trust Dow Jones Internet Index Fund                                            --        (570,251,563)      (2,484,232,642)
First Trust Capital Strength ETF                                                165,743        (835,844,643)         513,771,423
First Trust Value Line(R) Dividend Index Fund                                        --        (482,206,022)         834,263,506


G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of December 31,
2022, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                          Non-Expiring Capital
                                                           Loss Carryforwards
                                                          ---------------------
First Trust Dow Jones Select MicroCap Index Fund            $      53,504,160
First Trust Morningstar Dividend Leaders Index Fund               339,388,648
First Trust US Equity Opportunities ETF                           614,449,867
First Trust NYSE(R) Arca(R) Biotechnology Index Fund              608,689,298
First Trust Dow Jones Internet Index Fund                         570,251,563
First Trust Capital Strength ETF                                  835,844,643
First Trust Value Line(R) Dividend Index Fund*                    482,206,022


* $11,007,161 of First Trust Value Line(R) Dividend Index Fund's non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $364,518 per year.

                                                                         Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for each Fund were as follows:


                                                                                              Accumulated
                                                                           Accumulated        Net Realized
                                                                          Net Investment      Gain (Loss)          Paid-in
                                                                          Income (Loss)      on Investments        Capital
                                                                        ------------------  ----------------  -----------------
First Trust Dow Jones Select MicroCap Index Fund                        $            4,133  $    (21,805,709) $      21,801,576
First Trust Morningstar Dividend Leaders Index Fund                                     --       (98,567,582)        98,567,582
First Trust US Equity Opportunities ETF                                              1,126       (71,346,627)        71,345,501
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                             3,533,844       (38,279,503)        34,745,659
First Trust Dow Jones Internet Index Fund                                       13,722,408      (632,963,406)       619,240,998
First Trust Capital Strength ETF                                                        --      (390,929,178)       390,929,178
First Trust Value Line(R) Dividend Index Fund                                    4,309,134      (562,922,699)       558,613,565


As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                              Gross              Gross         Net Unrealized
                                                                            Unrealized         Unrealized       Appreciation
                                                          Tax Cost         Appreciation      (Depreciation)    (Depreciation)
                                                      ----------------  ------------------  ----------------  -----------------
First Trust Dow Jones Select MicroCap Index Fund      $    163,619,223  $        8,387,352  $    (20,124,314) $     (11,736,962)
First Trust Morningstar Dividend Leaders Index Fund      4,646,977,664         380,030,909      (237,216,857)       142,814,052
First Trust US Equity Opportunities ETF                    855,994,575          49,229,448       (89,436,027)       (40,206,579)
First Trust NYSE(R) Arca(R) Biotechnology Index Fund     1,418,223,988         258,066,097      (192,921,211)        65,144,886
First Trust Dow Jones Internet Index Fund                6,037,594,433          53,700,010    (2,537,932,652)    (2,484,232,642)
First Trust Capital Strength ETF                         8,175,255,449         758,726,485      (244,955,062)       513,771,423
First Trust Value Line(R) Dividend Index Fund           11,586,641,769       1,501,917,776      (667,654,040)       834,263,736


H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the
Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE(R) Arca(R) Biotechnology Index Fund            ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Effective November 1, 2022, the management fee payable by each Fund to First
Trust for these services will be reduced at certain levels of each Fund's net assets ("breakpoints") and calculated pursuant to the schedule below:


                         Breakpoints                             FDM      FDL      FPX      FBT      FDN     FTCS      FVD
-------------------------------------------------------------  -------------------------------------------------------------
Fund net assets up to and including $2.5 billion               0.5000%  0.3000%   0.40%    0.40%    0.40%   0.5000%  0.5000%
Fund net assets greater than $2.5 billion up to and including
   $5 billion                                                  0.4875%  0.2925%   0.39%    0.39%    0.39%   0.4875%  0.4875%
Fund net assets greater than $5 billion up to and including
   $7.5 billion                                                0.4750%  0.2850%   0.38%    0.38%    0.38%   0.4750%  0.4750%
Fund net assets greater than $7.5 billion up to and including
   $10 billion                                                 0.4625%  0.2775%   0.37%    0.37%    0.37%   0.4625%  0.4625%
Fund net assets greater than $10 billion up to and including
   $15 billion                                                 0.4500%  0.2700%   0.36%    0.36%    0.36%   0.4500%  0.4500%
Fund net assets greater than $15 billion                       0.4250%  0.2550%   0.34%    0.34%    0.34%   0.4250%  0.4250%


Prior to November 1, 2022, First Trust was entitled to receive monthly fees from each Fund calculated at the following annual rates:


                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                 0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least
April 30, 2024.


                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                 0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%


Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.
These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. First Trust did not recover expenses from any
Funds during the year. Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the
Recovery Agreement.

                                                                         Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each
Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund. Additionally, the Lead Independent
Trustee and the Chairs of the Audit Committee, Nominating and Governance
Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the
First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the
Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                       Purchases           Sales
                                                                    ---------------   ----------------
First Trust Dow Jones Select MicroCap Index Fund                    $   131,056,048   $    130,339,718
First Trust Morningstar Dividend Leaders Index Fund                   1,763,531,857      1,762,398,655
First Trust US Equity Opportunities ETF                               1,352,447,834      1,351,967,020
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                    554,373,169        558,235,059
First Trust Dow Jones Internet Index Fund                             1,326,762,827      1,338,175,822
First Trust Capital Strength ETF                                     11,327,486,939     11,322,886,717
First Trust Value Line(R) Dividend Index Fund                         6,578,928,534      6,570,976,285


For the fiscal year ended December 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                       Purchases           Sales
                                                                    ---------------   ----------------
First Trust Dow Jones Select MicroCap Index Fund                    $   113,193,549   $    131,476,879
First Trust Morningstar Dividend Leaders Index Fund                   3,822,124,767        816,139,682
First Trust US Equity Opportunities ETF                                  49,535,014        514,788,444
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                    126,235,523        256,686,261
First Trust Dow Jones Internet Index Fund                             2,485,146,421      5,130,551,782
First Trust Capital Strength ETF                                      3,131,453,354      2,803,988,769
First Trust Value Line(R) Dividend Index Fund                         2,843,444,102      2,401,526,667


                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 57

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend
Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE(R)
Arca(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund,
First Trust Capital Strength ETF, and First Trust Value Line(R) Dividend Index
Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of
December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the
United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2023

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                     91.54%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                  0.00%
First Trust Dow Jones Internet Index Fund                                             0.00%
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%


For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                     91.54%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                  0.00%
First Trust Dow Jones Internet Index Fund                                             0.00%
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%


A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2022, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

                                                                         Page 59

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;

                                                                         Page 61

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the following seven series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Dow Jones Select MicroCap Index Fund (FDM)
        First Trust Morningstar Dividend Leaders Index Fund (FDL)
        First Trust US Equity Opportunities ETF (FPX)
        First Trust NYSE(R) Arca(R) Biotechnology Index Fund (FBT)
        First Trust Dow Jones Internet Index Fund (FDN)
        First Trust Capital Strength ETF (FTCS)
        First Trust Value Line(R) Dividend Index Fund (FVD)

The Board approved the Amendment for each Fund at a meeting held on October 24,
2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022.
Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the
October meeting.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendment is to modify the advisory fee rate for each Fund under the
Agreement by introducing a breakpoint schedule pursuant to which the advisory fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to each Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for each Fund for a one-year period ending June
30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board noted that the Advisor had previously agreed to waive management fees and reimburse certain expenses for a specified period to prevent each Fund's expense ratio from exceeding a particular expense cap, that the expense cap for each Fund would continue following entry into the Amendment, and that under the current terms of the expense caps, expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred under certain conditions. The Board noted
that in connection with the Amendment, the Advisor agreed to amend the terms of the expense caps to eliminate its ability to recover any fees waived or expenses reimbursed.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of each Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $15,479,311.
This figure is comprised of $600,079 paid (or to be paid) in fixed compensation and $14,879,232 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $8,163,831 paid (or to be paid) to senior management of First Trust
Advisors L.P. and $7,315,480 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First
Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 63

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS             OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical Group,       222      None
(1951)                                           Physician & Officer, Wheaton Orthopedics
                              o Since Inception  (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors               222      Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                       Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                            Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMIS Hong
                                                                                                          Kong Ltd., and Futures
                                                                                                          Industry Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       222      Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                    of Advocate Home Health
                              o Since 2021       Continuing Health Division (Integrated                   Services, Advocate Home
                                                 Healthcare System)                                       Care Products and Advocate
                                                                                                          Hospice; Director and
                                                                                                          Board Chair of Aurora At
                                                                                                          Home (since 2018);
                                                                                                          Director of Advocate
                                                                                                          Physician Partners
                                                                                                          Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care Hospitals;
                                                                                                          and Director of Senior
                                                                                                          Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          222      Formerly, Director of
(1956)                                           and Management Consulting)                               Trust Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        222      None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust            222      None
Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception  L.P., Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer,
(1966)                Executive Officer                                    First Trust Advisors L.P. and First Trust Portfolios
                                                   o Since January 2016    L.P.; Chief Financial Officer, BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                    First Trust Portfolios L.P.
                      Accounting Officer           o Since January 2016

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 65


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)
First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Annual Report
December 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2022.

The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500(R) Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.

A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the "Fed")
described this as a "soft landing," stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the
Federal Funds rate has been since 2008.

The economic impact of the Fed's tighter monetary policy quickly became evident.
Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product ("GDP") growth rate since March
2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing
12-month rate on the Consumer Price Index ("CPI"), appears to be responding to the Fed's tightening. After peaking at 9.1% in June 2022, the CPI rate fell to
6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly
125,000 employees have lost their jobs since June 2022 as more than 120 U.S.
companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.

Since 1928, the S&P 500(R) Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the
U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve (the "Fed") remained steadfast in its battle with stubbornly high inflation in 2022. The Federal Funds target rate (upper bound), which stood at a mere 0.25% in January 2022 closed the year at 4.50%, its highest level in over a decade. Fortunately, it appears that inflation, as measured by the
Consumer Price Index ("CPI") is responding to the Fed's tightening. After peaking at 9.1% on a trailing 12-month basis in June 2022, the CPI fell to 6.5%
in December 2022. While we were glad to see a decline in the CPI, it still stands significantly higher than the Fed's stated goal of 2.0%, suggesting that further action by the Fed may be warranted, in my opinion.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2022 projected a 2.7% real gross domestic product ("GDP") growth rate for 2023, down from 3.2% in 2022. The IMF is calling for a 1.0% growth rate for the U.S. GDP in 2023, down from its 1.6% estimate for 2022. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2023 growth rate estimates are 3.7% and
1.1%, respectively.

Investors continued to funnel capital into exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") in 2022 despite the sharp sell-off in the markets. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. stood at $6.51 trillion as of year-end, down 9.8% from $7.21 trillion at the end of 2021, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. stood at $607.23 billion in 2022, their second highest level on record, surpassed only by the
$919.78 billion of inflows in 2021.

U.S. STOCKS AND BONDS

In 2022, three of the major U.S. stock indices posted substantial double-digit losses. The S&P 500(R) Index, the S&P MidCap 400(R) Index and the S&P SmallCap
600(R) Index posted total returns of -18.11%, -13.06%, and -16.10%, respectively, according to Bloomberg. Of the 11 major sectors that comprise the
S&P 500(R) Index, only the Energy and Utilities sectors posted positive total returns, up 65.72% and 1.57%, respectively. The two worst-performing sectors were the Communication Services sector, down 39.89% and the Consumer
Discretionary sector, down 37.03%. Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P 500(R) Index for 2023 and 2024 were 1.97% and
9.87%, respectively, as of January 6, 2023.

The yield on the benchmark 10-Year Treasury Note ("T-Note") closed trading on
December 30, 2022, at 3.88%, according to Bloomberg. The 3.88% yield stood 173 basis points ("bps") above its 2.15% average for the 10-year period ended
December 30, 2022. Its yield rose 237 bps in 2022. Most bond investors likely know that as yields increase, prices fall. As indicated by the sizeable increase in the yield on the 10-Year T-Note, bond investors endured a challenging year of declines in 2022. In the U.S. bond market, all the major bond groups posted negative total returns in 2022. The top performing major debt group we track was intermediate Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of -7.77%.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 8.21% against a basket of major currencies in
2022, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY Index closed 2022 at a reading of 103.52, significantly above its 20-year average of 88.53. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -16.60% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 16.25% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -20.09% (USD), while the MSCI World ex USA Index declined by 14.29% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Nasdaq-100 Equal
Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is the equal-weighted version of the
Nasdaq-100 Index(R), which includes 100 of the largest U.S. and international non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -24.62%       9.43%      13.68%        9.87%        56.90%     260.55%       381.91%
Market Price                                  -24.63%       9.42%      13.68%        9.87%        56.83%     260.46%       381.96%

INDEX PERFORMANCE
Nasdaq-100 Equal Weighted Index(SM)           -24.31%      10.06%      14.38%       10.54%        61.49%     283.14%       433.52%
S&P 500(R) Index                              -18.11%       9.42%      12.56%        8.82%        56.88%     226.54%       310.58%
Nasdaq-100 Index(R)                           -32.38%      12.36%      16.45%       12.73%        79.07%     358.37%       639.93%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -24.62% during the
12-month period covered by this report. During the same period, the Nasdaq-100
Index(R) (the "Benchmark") generated a return of -32.38%. The Information
Technology sector was the largest sector allocation with an average weight of
41.0% and contributed -16.1% to the Fund's return. The second largest sector allocation was to the Consumer Discretionary sector, at a weight of 14.9% and a
-3.9% contribution to the Fund's return. The most significant positive contribution came from the investments in the Utilities sector, which at an average weight of 4.0% contributed 0.7% to the Fund's return.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         38.4%
Consumer Discretionary                         15.7
Health Care                                    13.1
Communication Services                         10.2
Industrials                                     9.2
Consumer Staples                                7.2
Utilities                                       4.1
Energy                                          2.1
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Charter Communications, Inc., Class A           1.1%
Align Technology, Inc.                          1.1
Exelon Corp.                                    1.1
Baker Hughes Co.                                1.1
O'Reilly Automotive, Inc.                       1.1
Cognizant Technology Solutions Corp.,
   Class A                                      1.1
PayPal Holdings, Inc.                           1.1
Booking Holdings, Inc.                          1.1
Fiserv, Inc.                                    1.0
Honeywell International, Inc.                   1.0
                                             -------
   Total                                       10.8%
                                             =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2012 - DECEMBER 31, 2022

                First Trust
             NASDAQ-100 Equal          Nasdaq-100 Equal        S&P 500(R)       Nasdaq-100
            Weighted Index Fund       Weighted Index(SM)         Index           Index(R)
12/12             $10,000                  $10,000              $10,000          $10,000
06/13              11,560                   11,612               11,382           11,009
12/13              13,995                   14,099               13,238           13,692
06/14              15,112                   15,271               14,183           14,770
12/14              16,673                   16,896               15,051           16,350
06/15              17,068                   17,347               15,236           17,073
12/15              17,044                   17,383               15,259           17,945
06/16              16,553                   16,926               15,845           17,376
12/16              18,240                   18,713               17,084           19,251
06/17              21,127                   21,739               18,680           22,481
12/17              22,984                   23,726               20,813           25,601
06/18              24,069                   24,915               21,365           28,328
12/18              21,799                   22,633               19,901           25,611
06/19              26,673                   27,784               23,591           31,207
12/19              29,599                   30,926               26,167           35,716
06/20              32,127                   33,669               25,361           41,748
12/20              40,654                   42,736               30,981           53,170
06/21              45,252                   47,728               35,706           60,263
12/21              47,833                   50,620               39,877           67,789
06/22              35,411                   37,565               31,918           47,981
12/22              36,055                   38,314               32,654           45,837


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Nasdaq-100 Technology
Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the Nasdaq-100 Index(R) that are classified as
"technology" according to the Industry Classification Benchmark classification system. The Nasdaq-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
Nasdaq. The first day of secondary market trading in shares of the Fund was
April 25, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -39.81%       8.44%      15.98%       11.08%        49.96%     340.39%       478.70%
Market Price                                  -39.84%       8.42%      15.98%       11.08%        49.82%     340.30%       478.57%

INDEX PERFORMANCE
Nasdaq-100 Technology Sector Index(SM)        -39.48%       9.10%      16.70%       11.78%        54.54%     368.57%       542.13%
S&P 500(R) Index                              -18.11%       9.42%      12.56%        8.82%        56.88%     226.54%       310.58%
S&P 500 Information Technology Index          -28.19%      15.81%      18.33%       12.98%       108.30%     437.99%       667.58%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -39.81% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index
(the "Benchmark") generated a return of -28.19%. The largest industry allocations over the period were to the Semiconductors & Semiconductor Equipment industry at 40.1% and the Software industry at 41.1%. Each contributed -12.8%
and -17.0% toward the Fund's return, respectively, and were the largest contributors to the Fund's return since the Fund is so concentrated in these two industries. No industry allocation had a significantly positive contribution toward the Fund's return.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION(1)              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         91.6%
Communication Services                          5.7
Consumer Discretionary                          2.7
                                             -------
   Total                                      100.0%
                                             =======

(1)   The above sector classification is based on Standard & Poor's Global
      Industry Classification Standard ("GICS") and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Cognizant Technology Solutions Corp.,
   Class A                                      3.0%
Intuit, Inc.                                    2.9
Broadcom, Inc.                                  2.9
Meta Platforms, Inc., Class A                   2.9
ANSYS, Inc.                                     2.9
Advanced Micro Devices, Inc.                    2.9
Intel Corp.                                     2.9
Analog Devices, Inc.                            2.8
Cadence Design Systems, Inc.                    2.8
Adobe, Inc.                                     2.8
                                             -------
   Total                                       28.8%
                                             =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2012 - DECEMBER 31, 2022

               First Trust
               NASDAQ-100-             Nasdaq-100
            Technology Sector       Technology Sector       S&P 500(R)       S&P 500 Information
               Index Fund               Index(SM)             Index           Technology Index
12/12            $10,000                 $10,000             $10,000               $10,000
06/13             11,172                  11,208              11,382                10,635
12/13             13,812                  13,901              13,238                12,843
06/14             15,624                  15,775              14,183                13,991
12/14             17,241                  17,465              15,051                15,426
06/15             16,815                  17,081              15,236                15,543
12/15             17,003                  17,327              15,259                16,340
06/16             17,501                  17,899              15,845                16,288
12/16             21,299                  21,864              17,084                18,603
06/17             25,356                  26,103              18,680                21,808
12/17             29,362                  30,321              20,813                25,827
06/18             31,517                  32,641              21,365                28,634
12/18             27,981                  29,064              19,901                25,753
06/19             35,329                  36,810              23,591                32,740
12/19             41,515                  43,395              26,167                38,705
06/20             45,471                  47,687              25,361                44,491
12/20             57,630                  60,620              30,981                55,689
06/21             66,355                  69,992              35,706                63,352
12/21             73,159                  77,429              39,877                74,914
06/22             47,766                  50,701              31,918                54,755
12/22             44,039                  46,857              32,654                53,799


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Nasdaq-100 Ex-Tech
Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the Nasdaq-100 Index(R) that are not classified as
"technology" according to the Industry Classification Benchmark classification system. The Nasdaq-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
Nasdaq. The first day of secondary market trading in shares of the Fund was
February 15, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -12.85%      10.01%      12.48%        9.31%        61.15%     224.09%       311.70%
Market Price                                  -12.82%      10.02%      12.47%        9.32%        61.19%     223.91%       311.98%

INDEX PERFORMANCE
Nasdaq-100 Ex-Tech Sector Index(SM)           -12.52%      10.64%      13.15%        9.98%        65.79%     243.92%       353.21%
Russell 1000(R) Index                         -19.13%       9.13%      12.37%        8.45%        54.80%     221.09%       263.02%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -12.85% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index (the "Benchmark")
generated a return of -19.13%. The Fund allocated a significant portion of its assets to the Consumer Discretionary sector and the Health Care sector. These two sectors had an average weight of 24.7% and 21.3%, respectively. These sectors contributed -6.8% and -1.5% to the Fund's return, respectively. The largest contribution to the Fund's return by far came from the Consumer
Discretionary sector. The second highest contribution came from the Information
Technology sector at -2.11%, while the allocation to the Utilities sector had the greatest positive contribution to the Fund's return at 1.2%.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                         22.9%
Health Care                                    20.3
Industrials                                    14.2
Communication Services                         12.7
Consumer Staples                               11.0
Information Technology                          9.3
Utilities                                       6.3
Energy                                          3.3
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Charter Communications, Inc., Class A           1.8%
Align Technology, Inc.                          1.7
Baker Hughes Co.                                1.7
O'Reilly Automotive, Inc.                       1.6
Booking Holdings, Inc.                          1.6
Exelon Corp.                                    1.6
PayPal Holdings, Inc.                           1.6
Fiserv, Inc.                                    1.6
Honeywell International, Inc.                   1.6
Kraft Heinz (The) Co.                           1.6
                                             -------
   Total                                       16.4%
                                             =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2012 - DECEMBER 31, 2022

                First Trust
                 NASDAQ-100               Nasdaq-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/12             $10,000                  $10,000                $10,000
06/13              11,878                   11,935                 11,391
12/13              14,124                   14,230                 13,312
06/14              14,771                   14,932                 14,280
12/14              16,292                   16,512                 15,075
06/15              17,177                   17,466                 15,333
12/15              17,065                   17,414                 15,213
06/16              16,033                   16,394                 15,782
12/16              16,702                   17,125                 17,046
06/17              19,087                   19,632                 18,626
12/17              20,110                   20,743                 20,742
06/18              20,743                   21,454                 21,333
12/18              18,988                   19,693                 19,750
06/19              22,772                   23,699                 23,471
12/19              24,371                   25,436                 25,957
06/20              26,277                   27,506                 25,228
12/20              33,264                   34,930                 31,399
06/21              36,215                   38,151                 36,093
12/21              37,193                   39,319                 39,705
06/22              29,885                   31,660                 31,391
12/22              32,409                   34,392                 32,109


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund")
seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the Nasdaq(R)
Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization clean-energy companies that are publicly traded in the United States. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -30.37%      19.09%      18.19%        6.07%       139.52%     431.72%       155.28%
Market Price                                  -30.38%      19.03%      18.24%        6.07%       138.95%     434.32%       155.20%

INDEX PERFORMANCE
Nasdaq(R) Clean Edge(R) Green Energy
   Index(SM)                                  -30.15%      19.42%      18.28%        6.30%       142.88%     436.10%       164.12%
Russell 2000(R) Index                         -20.44%       4.13%       9.01%        6.39%        22.41%     136.96%       167.77%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -30.37% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index (the "Benchmark")
generated a return of -20.44%. The largest average weight over the period was to the Information Technology sector. This sector's average weight was 37.0%, contributed 2.5% toward the Fund's return, and was the most significant positive contribution toward the Fund's overall return. Other sectors in the Fund were weighed relatively lighter, with the Consumer Discretionary sector at 19.1%, the
Industrials sector at 18.3%, the Materials sector at 13.5%, and the Utilities sector at 10.5%. The most significantly negative contribution to the Fund's return was -20.2% from the Consumer Discretionary sector.

-----------------------------
Nasdaq(R), Clean Edge(R), and Nasdaq(R) Clean Edge(R) Green Energy Index(SM) are
registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively (together with its affiliates hereinafter referred to as the
"Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         37.7%
Industrials                                    19.9
Consumer Discretionary                         16.4
Materials                                      13.2
Utilities                                      11.8
Financials                                      1.0
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
ON Semiconductor Corp.                          8.3%
Enphase Energy, Inc.                            8.3
Albemarle Corp.                                 7.8
Tesla, Inc.                                     6.4
Rivian Automotive, Inc., Class A                5.8
SolarEdge Technologies, Inc.                    4.8
First Solar, Inc.                               4.4
Lucid Group, Inc.                               3.4
Wolfspeed, Inc.                                 3.4
Plug Power, Inc.                                2.8
                                             -------
   Total                                       55.4%
                                             =======


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2012 - DECEMBER 31, 2022

                First Trust
                 NASDAQ(R)                 Nasdaq(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/12             $10,000                   $10,000                  $10,000
06/13              14,949                    14,909                   11,586
12/13              18,978                    18,933                   13,882
06/14              21,827                    21,781                   14,325
12/14              18,400                    18,342                   14,561
06/15              19,747                    19,688                   15,253
12/15              17,215                    17,172                   13,918
06/16              15,528                    15,450                   14,227
12/16              16,849                    16,717                   16,885
06/17              19,698                    19,567                   17,728
12/17              22,196                    22,074                   19,359
06/18              21,370                    21,273                   20,842
12/18              19,483                    19,401                   17,226
06/19              23,473                    23,380                   20,151
12/19              27,799                    27,677                   21,622
06/20              33,289                    33,154                   18,815
12/20              78,815                    78,834                   25,941
06/21              77,759                    77,935                   30,491
12/21              76,361                    76,743                   29,787
06/22              58,729                    59,107                   22,808
12/22              53,172                    53,610                   23,696


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the real estate investment trusts ("REITs")
that comprise the Index. The Index seeks to measure the performance of publicly traded REITs domiciled in the U.S. that meet certain eligibility requirements.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -24.63%      3.18%        5.83%        3.85%        16.96%      76.30%        80.62%
Market Price                                  -24.68%      3.18%        5.83%        3.85%        16.92%      76.23%        80.56%

INDEX PERFORMANCE
S&P United States REIT Index*                 -24.36%      3.68%        6.37%         N/A         19.80%      85.47%         N/A
FTSE EPRA/NAREIT North America Index          -24.84%      2.97%        5.64%        3.95%        15.76%      73.02%        83.27%
Russell 3000(R) Index                         -19.21%      8.79%       12.13%        8.15%        52.37%     214.28%       240.95%
------------------------------------------------------------------------------------------------------------------------------------


*     On November 6, 2008, the Fund's underlying index changed from the S&P REIT
      Composite Index to the S&P United States REIT Index. Effective December
      31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the
      Fund's performance and historical returns shown for the periods prior to
      November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -24.63% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index (the "Benchmark")
generated a return of -19.21%. Prologis, Inc. was the largest holding in the
Fund during the period at a 9.4% average weight and also generated the largest contribution to the Fund's return at -2.8%. The largest positive contribution to the Fund's return came from VICI Properties Inc., which contributed 0.3% to the
Fund's return.

-----------------------------
S&P United States REIT Index ("Index") is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First Trust. S&P(R)
is a registered trademark of Standard & Poor's Financial Services LLC ("S&P");
Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow
Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Specialized                                    25.0%
Residential                                    17.6
Retail                                         17.0
Industrial                                     15.7
Health Care                                    10.1
Office                                          7.0
Diversified                                     4.1
Hotel & Resort                                  3.5
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Prologis, Inc.                                 10.8%
Equinix, Inc.                                   6.3
Public Storage                                  4.6
Realty Income Corp.                             4.1
Simon Property Group, Inc.                      4.0
VICI Properties, Inc.                           3.3
Welltower, Inc.                                 3.2
Digital Realty Trust, Inc.                      3.0
AvalonBay Communities, Inc.                     2.4
Alexandria Real Estate Equities, Inc.           2.3
                                             -------
   Total                                       44.0%
                                             =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2012 - DECEMBER 31, 2022

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/12             $10,000                 $10,000                 $10,000                $10,000
06/13              10,609                  10,643                  10,470                 11,406
12/13              10,183                  10,240                  10,128                 13,355
06/14              11,951                  12,046                  11,858                 14,282
12/14              13,199                  13,340                  12,980                 15,032
06/15              12,364                  12,526                  12,193                 15,324
12/15              13,459                  13,678                  13,215                 15,105
06/16              15,203                  15,496                  14,949                 15,652
12/16              14,525                  14,841                  14,296                 17,028
06/17              14,784                  15,148                  14,555                 18,549
12/17              15,075                  15,484                  14,949                 20,626
06/18              15,242                  15,696                  15,190                 21,290
12/18              14,445                  14,897                  14,368                 19,544
06/19              16,810                  17,391                  16,785                 23,201
12/19              17,864                  18,539                  17,889                 25,607
06/20              14,541                  15,139                  14,136                 24,716
12/20              16,417                  17,143                  16,146                 30,954
06/21              19,927                  20,863                  19,722                 35,631
12/21              23,398                  24,522                  23,023                 38,898
06/22              18,634                  19,569                  18,303                 30,691
12/22              17,630                  18,547                  17,302                 31,428


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings)
in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenues from the potable water and wastewater industries. The Fund's shares are listed for trading on the
NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the changes are made public. The first day of secondary market trading in shares of the Fund was
May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -15.65%      10.99%      12.61%       10.03%        68.44%     227.86%       346.53%
Market Price                                  -15.69%      10.97%      12.59%       10.03%        68.27%     227.48%       346.34%

INDEX PERFORMANCE
ISE Clean Edge Water Index                    -15.17%      11.74%      13.32%       10.75%        74.17%     249.08%       394.00%
Russell 3000(R) Index                         -19.21%       8.79%      12.13%        8.15%        52.37%     214.28%       240.95%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -15.65% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index (the "Benchmark")
generated a return of -19.21%. The largest sector allocation was to the
Industrials sector, with an average portfolio weight of 54.9%. This sector also contributed the most to the Fund's return, contributing -8.1%. Other significant contributors to the Fund's return were the Health Care sector and the Utilities sector. These sectors had an average weight of 11.5% and 21.1%, respectively, and contributed -2.1% and -2.7%, respectively, toward the Fund's return. No sector allocation contributed positively toward the Fund's return.

-----------------------------
Nasdaq(R), Clean Edge(R), and ISE Clean Edge Water Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively
(together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                    52.7%
Utilities                                      19.8
Health Care                                    13.1
Information Technology                          8.6
Materials                                       3.5
Consumer Staples                                2.3
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Xylem, Inc.                                     4.8%
IDEXX Laboratories, Inc.                        4.6
Agilent Technologies, Inc.                      4.6
IDEX Corp.                                      4.5
Roper Technologies, Inc.                        4.2
American Water Works Co., Inc.                  4.0
AECOM                                           4.0
Danaher Corp.                                   3.9
Essential Utilities, Inc.                       3.8
Tetra Tech, Inc.                                3.7
                                             -------
   Total                                       42.1%
                                             =======


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/12         $10,000          $10,000             $10,000
06/13          10,709           10,754              11,406
12/13          13,092           13,190              13,355
06/14          13,465           13,603              14,282
12/14          13,139           13,317              15,032
06/15          12,269           12,473              15,324
12/15          11,849           12,085              15,105
06/16          13,910           14,236              15,652
12/16          15,665           16,075              17,028
06/17          17,103           17,559              18,549
12/17          19,463           20,040              20,626
06/18          19,307           19,896              21,290
12/18          17,732           18,318              19,544
06/19          22,167           22,971              23,201
12/19          24,313           25,266              25,607
06/20          22,679           23,682              24,716
12/20          29,467           30,865              30,954
06/21          34,170           35,890              35,631
12/21          38,862           41,141              38,898
06/22          29,652           31,473              30,691
12/22          32,786           34,908              31,428


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks, depositary receipts and master limited partnership ("MLP") units that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenue from mid-stream activities and/or the exploration and production of natural gas. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                            47.27%      4.28%       -9.06%       -7.18%        23.31%     -61.32%       -68.86%
Market Price                                   47.36%      4.28%       -9.07%       -7.18%        23.32%     -61.34%       -68.86%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index               48.06%      3.87%       -9.24%       -7.07%        20.89%     -62.08%       -68.24%
S&P Composite 1500(R) Energy Index             63.77%      8.35%        5.16%        4.46%        49.36%      65.33%        97.83%
Russell 3000(R) Index                         -19.21%      8.79%       12.13%        8.15%        52.37%     214.28%       240.95%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 47.27% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index (the
"Benchmark") generated a return of 63.77%. The Oil & Gas Exploration &
Production sub-industry was the largest allocation in the Fund at 81.4%. This sub-industry also produced the largest contribution to the Fund's return at
38.5%. The Oil & Gas Storage and Transportation sub-industry received the second highest allocation at an average weight of 12.8% and contributed 5.0% to the
Fund's return. No industry or sub-industry allocation had a significantly negative contribution to the Fund's return.

-----------------------------
Nasdaq(R) and ISE-Revere Natural Gas(TM) Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The
Fund is not issued, endorsed, sold or promoted by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production             80.4%
Oil & Gas Storage & Transportation             14.4
Integrated Oil & Gas                            3.5
Gas Utilities                                   1.7
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
DCP Midstream, L.P.                             4.9%
Western Midstream Partners, L.P.                4.8
Hess Midstream, L.P., Class A                   4.8
ConocoPhillips                                  3.7
Pioneer Natural Resources Co.                   3.5
Occidental Petroleum Corp.                      3.5
EOG Resources, Inc.                             3.4
Hess Corp.                                      3.4
Diamondback Energy, Inc.                        3.2
Devon Energy Corp.                              3.2
                                             -------
   Total                                       38.4%
                                             =======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            DECEMBER 31, 2012 - DECEMBER 31, 2022

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/12           $10,000                    $10,000                     $10,000                      $10,000
06/13            10,297                     10,315                      11,406                       10,972
12/13            12,514                     12,573                      13,355                       12,540
06/14            15,166                     15,271                      14,282                       14,165
12/14             7,257                      7,289                      15,032                       11,390
06/15             6,187                      6,160                      15,324                       10,856
12/15             2,969                      2,939                      15,105                        8,876
06/16             3,293                      3,252                      15,652                       10,258
12/16             3,548                      3,521                      17,028                       11,299
06/17             2,827                      2,814                      18,549                        9,737
12/17             3,139                      3,137                      20,626                       11,067
06/18             3,239                      3,248                      21,290                       11,889
12/18             2,047                      2,054                      19,544                        8,930
06/19             2,043                      2,057                      23,201                       10,027
12/19             1,722                      1,741                      25,607                        9,826
06/20             1,092                      1,059                      24,716                        6,268
12/20             1,322                      1,279                      30,954                        6,504
06/21             2,474                      2,403                      35,631                        9,571
12/21             2,627                      2,561                      38,898                       10,092
06/22             3,393                      3,317                      30,691                       13,215
12/22             3,868                      3,792                      31,428                       16,533


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 17


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The
Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index.
The Index is a modified market capitalization weighted index designed to track the performance of U.S. listed securities issued by small, mid and large capitalization companies domiciled in China or India. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                           -19.75%      -0.25%       7.03%        5.15%        -1.24%      97.36%       119.48%
Market Price                                  -19.70%      -0.26%       7.05%        5.15%        -1.31%      97.65%       119.48%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                         -19.17%       0.34%       7.60%        5.72%         1.72%     108.11%       138.93%
Russell 3000(R) Index                         -19.21%       8.79%      12.13%        8.15%        52.37%     214.28%       240.95%
MSCI Emerging Markets Index                   -20.09%      -1.40%       1.44%        2.18%        -6.79%      15.33%        40.07%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -19.75% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the
"Benchmark") generated a return of -20.09%. During the same period, the Fund held Chinese securities at an average weight of 56.2% and Indian securities at an average weight of 43.5%. These countries contributed -11.9% and -7.07% toward the Fund's return, respectively. With regard to sector allocations by country, the Fund was widely dispersed, allocating 12.0% toward Chinese Communication
Services companies, 32.4% toward Chinese Consumer Discretionary companies, 16.3%
toward Indian Financial companies, and 15.0% toward Indian Information
Technology companies. These were the largest sector allocations as a subset of countries, and thus, returns were largely contributed to these areas. Indian
Financials contributed most positively toward the Fund's return, at 1.1%.

-----------------------------
Nasdaq(R) and ISE ChIndia Index(TM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the
"Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                         37.3%
Information Technology                         19.0
Financials                                     15.6
Communication Services                         14.9
Health Care                                     6.0
Utilities                                       3.4
Real Estate                                     1.7
Industrials                                     1.4
Consumer Staples                                0.7
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION(1)                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
China                                          62.1%
India                                          36.5
Hong Kong                                       1.4
                                             -------
   Total                                      100.0%
                                             =======

(1) Calculated based on country of risk.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alibaba Group Holding Ltd., ADR                 7.2%
Pinduoduo, Inc., ADR                            7.1
JD.com, Inc., ADR                               7.0
HDFC Bank Ltd., ADR                             6.9
ICICI Bank Ltd., ADR                            6.6
Infosys Ltd., ADR                               6.3
Baidu, Inc., ADR                                4.3
NetEase, Inc., ADR                              4.2
WNS (Holdings) Ltd., ADR                        3.9
Dr. Reddy's Laboratories Ltd., ADR              3.8
                                             -------
   Total                                       57.3%
                                             =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/12         $10,000                  $10,000                    $10,000                   $10,000
06/13          10,123                   10,153                     11,406                     9,043
12/13          13,580                   13,642                     13,355                     9,739
06/14          14,429                   14,526                     14,282                    10,337
12/14          13,902                   14,018                     15,032                     9,527
06/15          14,890                   15,043                     15,324                     9,808
12/15          13,857                   14,040                     15,105                     8,105
06/16          13,353                   13,565                     15,652                     8,625
12/16          13,560                   13,825                     17,028                     9,012
06/17          17,407                   17,791                     18,549                    10,673
12/17          19,981                   20,460                     20,626                    12,372
06/18          19,595                   20,110                     21,290                    11,548
12/18          15,848                   16,313                     19,544                    10,568
06/19          18,415                   19,003                     23,201                    11,687
12/19          20,437                   21,135                     25,607                    12,516
06/20          20,934                   21,716                     24,716                    11,292
12/20          30,503                   31,766                     30,954                    14,808
06/21          32,306                   33,713                     35,631                    15,911
12/21          24,591                   25,747                     38,898                    14,431
06/22          20,986                   22,045                     30,691                    11,887
12/22          19,736                   20,811                     31,428                    11,533


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 19


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Nasdaq OMX(R) ABA
Community Bank Index(SM) (the "Index"). The Fund will normally invest at least
90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Fund's shares are listed for trading on the Nasdaq. The
Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was
July 1, 2009.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/29/09)      Ended       Ended       (6/29/09)
                                              12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                            -8.70%      2.33%        9.41%        9.29%        12.19%     145.75%       231.88%
Market Price                                   -8.70%      2.28%        9.48%        9.29%        11.94%     147.35%       231.98%

INDEX PERFORMANCE
Nasdaq OMX(R) ABA Community Bank
   Index(SM)                                   -8.19%      2.97%       10.10%        9.99%        15.78%     161.73%       261.69%
S&P Composite 1500(R) Financials Index        -10.15%      6.24%       12.03%       11.98%        35.34%     211.39%       361.08%
Russell 3000(R) Index                         -19.21%      8.79%       12.13%       13.12%        52.37%     214.28%       428.33%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.70% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index
(the "Benchmark") generated a return of -10.15%. The Fund allocated 91.9% to regional banks over the same period, with 7.7% also being allocated to thrifts and mortgage finance companies. Regional banks contributed -7.3% toward the
Fund's return while thrifts and mortgage finance companies contributed -0.9%
toward the Fund's return. No other sub-industry contributed significantly toward the Fund's return.

-----------------------------
Nasdaq(R), Nasdaq OMX(R), OMX(R), American Bankers Association(R), ABA(R) and
the Nasdaq OMX(R) ABA(R) Community Bank Index(SM) are registered trademarks and service marks of Nasdaq, Inc. and American Bankers Association (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO
LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                          92.6%
Thrifts & Mortgage Finance                      7.1
IT Services                                     0.3
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Commerce Bancshares, Inc.                       3.7%
BOK Financial Corp.                             3.0
SouthState Corp.                                2.5
Pinnacle Financial Partners, Inc.               2.4
United Bankshares, Inc.                         2.4
Old National Bancorp                            2.3
Wintrust Financial Corp.                        2.2
First Financial Bankshares, Inc.                2.1
Bank OZK                                        2.1
Hancock Whitney Corp.                           1.8
                                             -------
   Total                                       24.5%
                                             =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2012 - DECEMBER 31, 2022
             First Trust
            NASDAQ(R) ABA          Nasdaq OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
12/12          $10,000                $10,000                    $10,000                    $10,000
06/13           11,850                 11,889                     11,876                     11,406
12/13           14,290                 14,383                     13,426                     13,355
06/14           14,286                 14,423                     14,120                     14,282
12/14           14,679                 14,863                     15,425                     15,032
06/15           16,019                 16,272                     15,460                     15,324
12/15           15,836                 16,130                     15,315                     15,105
06/16           15,567                 15,904                     15,067                     15,652
12/16           21,786                 22,337                     19,034                     17,028
06/17           21,028                 21,627                     20,220                     18,549
12/17           21,907                 22,605                     23,012                     20,626
06/18           23,026                 23,830                     22,234                     21,290
12/18           18,370                 19,059                     20,013                     19,544
06/19           20,615                 21,459                     23,451                     23,201
12/19           22,559                 23,556                     26,260                     25,607
06/20           15,647                 16,395                     20,005                     24,716
12/20           20,072                 21,115                     25,759                     30,959
06/21           24,978                 26,366                     32,240                     35,637
12/21           26,917                 28,507                     34,658                     38,902
06/22           22,968                 24,388                     28,343                     30,694
12/22           24,575                 26,173                     31,139                     31,428


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First
Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100
Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green
Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First
Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA
Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2022     DECEMBER 31, 2022     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00          $1,018.30            0.58%            $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,022.28            0.58%            $2.96

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00          $  921.90            0.58%            $2.81
Hypothetical (5% return before expenses)             $1,000.00          $1,022.28            0.58%            $2.96

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00          $1,084.60            0.60%            $3.15
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00          $  905.30            0.58%            $2.79
Hypothetical (5% return before expenses)             $1,000.00          $1,022.28            0.58%            $2.96

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00          $  946.40            0.50%            $2.45
Hypothetical (5% return before expenses)             $1,000.00          $1,022.68            0.50%            $2.55

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00          $1,105.60            0.54%            $2.87
Hypothetical (5% return before expenses)             $1,000.00          $1,022.48            0.54%            $2.75


                                                                         Page 23


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2022 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2022     DECEMBER 31, 2022     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00          $1,140.30            0.60%            $3.24
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00          $  940.30            0.60%            $2.93
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00          $1,070.00            0.60%            $3.13
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06


(a)   These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 2.6%
   1,518,349 Lucid Group, Inc. (a) (b)         $    10,370,324
     484,382 Rivian Automotive, Inc.,
                Class A (b)                          8,927,160
      72,889 Tesla, Inc. (b)                         8,978,467
                                               ---------------
                                                    28,275,951
                                               ---------------
             BEVERAGES -- 3.1%
     308,855 Keurig Dr Pepper, Inc.                 11,013,769
     110,827 Monster Beverage Corp. (b)             11,252,266
      61,520 PepsiCo, Inc.                          11,114,203
                                               ---------------
                                                    33,380,238
                                               ---------------
             BIOTECHNOLOGY -- 6.9%
      41,467 Amgen, Inc.                            10,890,893
      38,940 Biogen, Inc. (b)                       10,783,265
     127,666 Gilead Sciences, Inc.                  10,960,126
      57,290 Moderna, Inc. (b)                      10,290,430
      15,212 Regeneron Pharmaceuticals,
                Inc. (b)                            10,975,306
      85,136 Seagen, Inc. (b)                       10,940,827
      36,224 Vertex Pharmaceuticals, Inc. (b)       10,460,767
                                               ---------------
                                                    75,301,614
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.1%
      24,972 Cintas Corp.                           11,277,855
     183,086 Copart, Inc. (b)                       11,148,106
                                               ---------------
                                                    22,425,961
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     232,553 Cisco Systems, Inc.                    11,078,825
                                               ---------------
             ELECTRIC UTILITIES -- 4.1%
     117,471 American Electric Power Co., Inc.      11,153,871
     127,023 Constellation Energy Corp.             10,950,653
     269,217 Exelon Corp.                           11,638,251
     158,772 Xcel Energy, Inc.                      11,131,505
                                               ---------------
                                                    44,874,280
                                               ---------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.1%
     390,995 Baker Hughes Co.                       11,546,082
                                               ---------------
             ENTERTAINMENT -- 4.1%
     144,558 Activision Blizzard, Inc.              11,065,915
      91,665 Electronic Arts, Inc.                  11,199,630
      37,612 Netflix, Inc. (b)                      11,091,026
   1,122,568 Warner Bros Discovery, Inc. (b)        10,641,945
                                               ---------------
                                                    43,998,516
                                               ---------------
             FOOD & STAPLES RETAILING -- 2.0%
      24,035 Costco Wholesale Corp.                 10,971,977
     284,660 Walgreens Boots Alliance, Inc.         10,634,898
                                               ---------------
                                                    21,606,875
                                               ---------------
             FOOD PRODUCTS -- 2.1%
     278,720 Kraft Heinz (The) Co.                  11,346,691
     167,861 Mondelez International, Inc.,
                Class A                             11,187,936
                                               ---------------
                                                    22,534,627
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.2%
      56,599 Align Technology, Inc. (b)        $    11,936,729
      96,497 Dexcom, Inc. (b)                       10,927,321
      27,095 IDEXX Laboratories, Inc. (b)           11,053,676
      42,009 Intuitive Surgical, Inc. (b)           11,147,088
                                               ---------------
                                                    45,064,814
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.0%
     124,150 Airbnb, Inc., Class A (b)              10,614,825
       5,669 Booking Holdings, Inc. (b)             11,424,622
      72,003 Marriott International, Inc.,
                Class A                             10,720,527
     112,241 Starbucks Corp.                        11,134,307
                                               ---------------
                                                    43,894,281
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
      52,991 Honeywell International, Inc.          11,355,971
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 2.0%
      61,169 Alphabet, Inc., Class A (b)             5,396,941
      60,861 Alphabet, Inc., Class C (b)             5,400,196
      92,009 Meta Platforms, Inc., Class A (b)      11,072,363
                                               ---------------
                                                    21,869,500
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 5.0%
     126,005 Amazon.com, Inc. (b)                   10,584,420
     268,392 eBay, Inc.                             11,130,216
     192,234 JD.com, Inc., ADR                      10,790,095
      13,159 MercadoLibre, Inc. (b)                 11,135,672
     126,296 Pinduoduo, Inc., ADR (b)               10,299,439
                                               ---------------
                                                    53,939,842
                                               ---------------
             IT SERVICES -- 5.2%
      44,972 Automatic Data Processing, Inc.        10,742,012
     200,114 Cognizant Technology Solutions
                Corp., Class A                      11,444,520
     112,644 Fiserv, Inc. (b)                       11,384,929
      95,370 Paychex, Inc.                          11,020,957
     160,583 PayPal Holdings, Inc. (b)              11,436,721
                                               ---------------
                                                    56,029,139
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      55,220 Illumina, Inc. (b)                     11,165,484
                                               ---------------
             MACHINERY -- 1.0%
     113,399 PACCAR, Inc.                           11,223,099
                                               ---------------
             MEDIA -- 3.2%
      36,148 Charter Communications, Inc.,
                Class A (b)                         12,257,787
     319,611 Comcast Corp., Class A                 11,176,797
   1,858,637 Sirius XM Holdings, Inc. (a)           10,854,440
                                               ---------------
                                                    34,289,024
                                               ---------------
             MULTILINE RETAIL -- 1.0%
      77,275 Dollar Tree, Inc. (b)                  10,929,776
                                               ---------------

                        See Notes to Financial Statements                Page 25


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                -- 1.0%
      82,233 Diamondback Energy, Inc.          $    11,247,830
                                               ---------------
             PHARMACEUTICALS -- 1.0%
     162,374 AstraZeneca PLC, ADR                   11,008,957
                                               ---------------
             PROFESSIONAL SERVICES -- 2.0%
     141,462 CoStar Group, Inc. (b)                 10,932,183
      62,445 Verisk Analytics, Inc.                 11,016,547
                                               ---------------
                                                    21,948,730
                                               ---------------
             ROAD & RAIL -- 2.0%
     351,716 CSX Corp.                              10,896,162
      37,275 Old Dominion Freight Line, Inc.        10,577,899
                                               ---------------
                                                    21,474,061
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 16.5%
     169,594 Advanced Micro Devices, Inc. (b)       10,984,603
      66,404 Analog Devices, Inc.                   10,892,248
     105,320 Applied Materials, Inc.                10,256,062
      19,417 ASML Holding N.V.                      10,609,449
      19,974 Broadcom, Inc.                         11,168,063
      36,364 Enphase Energy, Inc. (b)                9,635,005
     182,184 GLOBALFOUNDRIES,
                Inc. (a) (b)                         9,817,896
     414,862 Intel Corp.                            10,964,803
      28,763 KLA Corp.                              10,844,514
      25,014 Lam Research Corp.                     10,513,384
     285,366 Marvell Technology, Inc.               10,569,957
     152,356 Microchip Technology, Inc.             10,703,009
     212,303 Micron Technology, Inc.                10,610,904
      66,731 NVIDIA Corp.                            9,752,068
      67,645 NXP Semiconductors N.V.                10,689,939
      96,927 QUALCOMM, Inc.                         10,656,154
      65,531 Texas Instruments, Inc.                10,827,032
                                               ---------------
                                                   179,495,090
                                               ---------------
             SOFTWARE -- 14.7%
      32,428 Adobe, Inc. (b)                        10,912,995
      45,580 ANSYS, Inc. (b)                        11,011,672
      75,442 Atlassian Corp., Class A (b)            9,707,876
      57,713 Autodesk, Inc. (b)                     10,784,828
      68,064 Cadence Design Systems, Inc. (b)       10,933,801
      98,520 Crowdstrike Holdings, Inc.,
                Class A (b)                         10,373,171
     143,598 Datadog, Inc., Class A (b)             10,554,453
     212,229 Fortinet, Inc. (b)                     10,375,876
      28,781 Intuit, Inc.                           11,202,141
      45,113 Microsoft Corp.                        10,819,000
      73,028 Palo Alto Networks, Inc. (b)           10,190,327
      33,683 Synopsys, Inc. (b)                     10,754,645
      63,342 Workday, Inc., Class A (b)             10,599,017
     157,357 Zoom Video Communications,
                Inc., Class A (b)                   10,659,363
      97,148 Zscaler, Inc. (b)                      10,870,861
                                               ---------------
                                                   159,750,026
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             SPECIALTY RETAIL -- 2.1%
      13,594 O'Reilly Automotive, Inc. (b)     $    11,473,744
      97,461 Ross Stores, Inc.                      11,312,298
                                               ---------------
                                                    22,786,042
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
      82,001 Apple, Inc.                            10,654,390
                                               ---------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.0%
      34,326 Lululemon Athletica, Inc. (b)          10,997,364
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
     231,357 Fastenal Co.                           10,947,813
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
      78,087 T-Mobile US, Inc. (b)                  10,932,180
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%       1,086,026,382
             (Cost $1,111,728,657)

             MONEY MARKET FUNDS -- 2.7%
  29,948,691 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                       29,948,691
             (Cost $29,948,691)                ---------------

             TOTAL INVESTMENTS -- 102.7%         1,115,975,073
             (Cost $1,141,677,348)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%              (29,482,011)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,086,493,062
                                               ===============

(a)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $29,490,464 and the total value of the collateral held by the Fund is $29,948,691.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

Page 26                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    29,490,464
Non-cash Collateral(2)                             (29,490,464)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $  1,086,026,382  $  1,086,026,382  $          --  $          --
Money Market Funds............................        29,948,691        29,948,691             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $  1,115,975,073  $  1,115,975,073  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 27


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             INTERACTIVE MEDIA & SERVICES
                -- 5.7%
     216,532 Alphabet, Inc., Class A (a)       $    19,104,618
     215,403 Alphabet, Inc., Class C (a)            19,112,708
     325,422 Meta Platforms, Inc., Class A (a)      39,161,284
                                               ---------------
                                                    77,378,610
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 2.7%
     445,697 Pinduoduo, Inc., ADR (a)               36,346,590
                                               ---------------
             IT SERVICES -- 2.9%
     706,269 Cognizant Technology Solutions
                Corp., Class A                      40,391,524
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 44.3%
     600,035 Advanced Micro Devices, Inc. (a)       38,864,267
     235,499 Analog Devices, Inc.                   38,628,901
     374,315 Applied Materials, Inc.                36,450,795
      68,646 ASML Holding N.V.                      37,508,174
      70,631 Broadcom, Inc.                         39,491,911
     646,033 GLOBALFOUNDRIES,
                Inc. (a) (b)                        34,814,718
   1,470,132 Intel Corp.                            38,855,589
     102,130 KLA Corp.                              38,506,074
      88,790 Lam Research Corp.                     37,318,437
   1,012,521 Marvell Technology, Inc.               37,503,778
     540,637 Microchip Technology, Inc.             37,979,749
     752,689 Micron Technology, Inc.                37,619,396
     236,204 NVIDIA Corp.                           34,518,853
     239,523 NXP Semiconductors N.V.                37,851,820
     342,149 QUALCOMM, Inc.                         37,615,861
     232,164 Texas Instruments, Inc.                38,358,136
                                               ---------------
                                                   601,886,459
                                               ---------------
             SOFTWARE -- 41.5%
     114,636 Adobe, Inc. (a)                        38,578,453
     161,381 ANSYS, Inc. (a)                        38,988,036
     265,534 Atlassian Corp., Class A (a)           34,168,915
     203,818 Autodesk, Inc. (a)                     38,087,470
     240,460 Cadence Design Systems, Inc. (a)       38,627,494
     348,952 Crowdstrike Holdings, Inc.,
                Class A (a)                         36,741,156
     506,917 Datadog, Inc., Class A (a)             37,258,400
     749,572 Fortinet, Inc. (a)                     36,646,575
     101,615 Intuit, Inc.                           39,550,590
     159,734 Microsoft Corp.                        38,307,408
     257,755 Palo Alto Networks, Inc. (a)           35,967,133
     119,245 Synopsys, Inc. (a)                     38,073,736
     223,249 Workday, Inc., Class A (a)             37,356,255
     555,996 Zoom Video Communications,
                Inc., Class A (a)                   37,663,169
     342,087 Zscaler, Inc. (a)                      38,279,535
                                               ---------------
                                                   564,294,325
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.8%
     290,572 Apple, Inc.                            37,754,020
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOTAL COMMON STOCKS -- 99.9%      $ 1,358,051,528
             (Cost $1,682,634,795)             ---------------

             MONEY MARKET FUNDS -- 2.6%
  34,396,338 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                       34,396,338
             (Cost $34,396,338)                ---------------

             TOTAL INVESTMENTS -- 102.5%         1,392,447,866
             (Cost $1,717,031,133)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%              (33,310,383)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,359,137,483
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $33,714,931 and the total value of the collateral held by the Fund is $34,396,338.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    33,714,931
Non-cash Collateral(2)                             (33,714,931)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Page 28                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $  1,358,051,528  $  1,358,051,528  $          --  $          --
Money Market Funds............................        34,396,338        34,396,338             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $  1,392,447,866  $  1,392,447,866  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 29


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AUTOMOBILES -- 4.0%
     286,015 Lucid Group, Inc. (b) (c)         $     1,953,482
      93,769 Rivian Automotive, Inc.,
                Class A (c)                          1,728,163
      14,031 Tesla, Inc. (c)                         1,728,339
                                               ---------------
                                                     5,409,984
                                               ---------------
             BEVERAGES -- 4.7%
      58,440 Keurig Dr Pepper, Inc.                  2,083,970
      20,916 Monster Beverage Corp. (c)              2,123,602
      11,689 PepsiCo, Inc.                           2,111,735
                                               ---------------
                                                     6,319,307
                                               ---------------
             BIOTECHNOLOGY -- 10.7%
       7,883 Amgen, Inc.                             2,070,391
       7,397 Biogen, Inc. (c)                        2,048,377
      24,296 Gilead Sciences, Inc.                   2,085,812
      10,906 Moderna, Inc. (c)                       1,958,936
       2,915 Regeneron Pharmaceuticals,
                Inc. (c)                             2,103,143
      16,264 Seagen, Inc. (c)                        2,090,087
       6,916 Vertex Pharmaceuticals, Inc. (c)        1,997,202
                                               ---------------
                                                    14,353,948
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.2%
       4,734 Cintas Corp.                            2,137,969
      34,905 Copart, Inc. (c)                        2,125,366
                                               ---------------
                                                     4,263,335
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.6%
      44,090 Cisco Systems, Inc.                     2,100,448
                                               ---------------
             ELECTRIC UTILITIES -- 6.3%
      22,290 American Electric Power Co., Inc.       2,116,435
      23,899 Constellation Energy Corp.              2,060,333
      50,273 Exelon Corp.                            2,173,302
      30,148 Xcel Energy, Inc.                       2,113,676
                                               ---------------
                                                     8,463,746
                                               ---------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.6%
      74,301 Baker Hughes Co.                        2,194,108
                                               ---------------
             ENTERTAINMENT -- 6.3%
      27,707 Activision Blizzard, Inc.               2,120,971
      17,315 Electronic Arts, Inc.                   2,115,547
       7,251 Netflix, Inc. (c)                       2,138,175
     212,707 Warner Bros Discovery, Inc. (c)         2,016,462
                                               ---------------
                                                     8,391,155
                                               ---------------
             FOOD & STAPLES RETAILING -- 3.1%
       4,568 Costco Wholesale Corp.                  2,085,292
      53,980 Walgreens Boots Alliance, Inc.          2,016,693
                                               ---------------
                                                     4,101,985
                                               ---------------
             FOOD PRODUCTS -- 3.2%
      52,804 Kraft Heinz (The) Co.                   2,149,651
      31,861 Mondelez International, Inc.,
                Class A                              2,123,535
                                               ---------------
                                                     4,273,186
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 6.4%
      10,635 Align Technology, Inc. (c)        $     2,242,922
      18,389 Dexcom, Inc. (c)                        2,082,370
       5,170 IDEXX Laboratories, Inc. (c)            2,109,153
       7,964 Intuitive Surgical, Inc. (c)            2,113,247
                                               ---------------
                                                     8,547,692
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 6.3%
      23,534 Airbnb, Inc., Class A (c)               2,012,157
       1,087 Booking Holdings, Inc. (c)              2,190,609
      13,707 Marriott International, Inc.,
                Class A                              2,040,835
      21,329 Starbucks Corp.                         2,115,837
                                               ---------------
                                                     8,359,438
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.6%
      10,050 Honeywell International, Inc.           2,153,715
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 6.2%
      23,992 Amazon.com, Inc. (c)                    2,015,328
      51,413 eBay, Inc.                              2,132,097
      37,249 JD.com, Inc., ADR                       2,090,786
       2,498 MercadoLibre, Inc. (c)                  2,113,908
                                               ---------------
                                                     8,352,119
                                               ---------------
             IT SERVICES -- 6.3%
       8,532 Automatic Data Processing, Inc.         2,037,953
      21,383 Fiserv, Inc. (c)                        2,161,180
      18,178 Paychex, Inc.                           2,100,650
      30,435 PayPal Holdings, Inc. (c)               2,167,581
                                               ---------------
                                                     8,467,364
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.6%
      10,564 Illumina, Inc. (c)                      2,136,041
                                               ---------------
             MACHINERY -- 1.6%
      21,459 PACCAR, Inc.                            2,123,797
                                               ---------------
             MEDIA -- 4.9%
       6,912 Charter Communications, Inc.,
                Class A (c)                          2,343,859
      61,117 Comcast Corp., Class A                  2,137,262
     353,679 Sirius XM Holdings, Inc. (b)            2,065,485
                                               ---------------
                                                     6,546,606
                                               ---------------
             MULTILINE RETAIL -- 1.6%
      14,777 Dollar Tree, Inc. (c)                   2,090,059
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.6%
      15,693 Diamondback Energy, Inc.                2,146,489
                                               ---------------
             PHARMACEUTICALS -- 1.6%
      31,026 AstraZeneca PLC, ADR                    2,103,563
                                               ---------------
             PROFESSIONAL SERVICES -- 3.2%
      27,032 CoStar Group, Inc. (c)                  2,089,033
      12,044 Verisk Analytics, Inc.                  2,124,802
                                               ---------------
                                                     4,213,835
                                               ---------------

Page 30                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             ROAD & RAIL -- 3.1%
      66,601 CSX Corp.                         $     2,063,299
       7,148 Old Dominion Freight Line, Inc.         2,028,459
                                               ---------------
                                                     4,091,758
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.4%
       6,948 Enphase Energy, Inc. (c)                1,840,942
                                               ---------------
             SPECIALTY RETAIL -- 3.2%
       2,597 O'Reilly Automotive, Inc. (c)           2,191,946
      18,499 Ross Stores, Inc.                       2,147,179
                                               ---------------
                                                     4,339,125
                                               ---------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.6%
       6,562 Lululemon Athletica, Inc. (c)           2,102,334
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.6%
      44,034 Fastenal Co.                            2,083,689
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.5%
      14,807 T-Mobile US, Inc. (c)                   2,072,980
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%         133,642,748
             (Cost $122,915,523)               ---------------

             MONEY MARKET FUNDS -- 2.9%
   3,862,754 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (d) (e)                        3,862,754
      28,831 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (d)                       28,831
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 2.9%                              3,891,585
             (Cost $3,891,585)                 ---------------

             TOTAL INVESTMENTS -- 102.9%           137,534,333
             (Cost $126,807,108)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.9)%               (3,851,983)
                                               ---------------
             NET ASSETS -- 100.0%              $   133,682,350
                                               ===============

(a)   The industry allocation is based on Standard & Poor's Global Industry
      Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the
      Industry Classification Benchmark (ICB) system, which is maintained by
      FTSE International Limited.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,809,872 and the total value of the collateral held by the Fund is $3,862,754.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of December 31, 2022.

(e)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     3,809,872
Non-cash Collateral(2)                              (3,809,872)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $    133,642,748  $    133,642,748  $          --  $          --
Money Market Funds............................         3,891,585         3,891,585             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $    137,534,333  $    137,534,333  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 31


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 15.9%
   1,509,605 Gogoro, Inc. (a) (b)              $     4,800,544
   7,800,097 Lucid Group, Inc. (a) (b)              53,274,662
   4,937,137 Rivian Automotive, Inc.,
                Class A (b)                         90,991,435
     812,461 Tesla, Inc. (b)                       100,078,946
   1,014,333 Workhorse Group, Inc. (a) (b)           1,541,786
                                               ---------------
                                                   250,687,373
                                               ---------------
             CHEMICALS -- 11.5%
     569,036 Albemarle Corp.                       123,401,147
   1,108,743 Livent Corp. (b)                       22,030,723
     441,415 Sociedad Quimica y Minera de
                Chile S.A., ADR                     35,242,574
                                               ---------------
                                                   180,674,444
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.3%
   1,043,951 Li-Cycle Holdings Corp. (a) (b)         4,969,207
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 0.8%
     209,634 Ameresco, Inc., Class A (b)            11,978,487
                                               ---------------
             ELECTRICAL EQUIPMENT -- 18.4%
     198,777 Acuity Brands, Inc.                    32,919,459
     319,680 Advent Technologies Holdings,
                Inc. (a) (b)                           578,621
     180,735 American Superconductor
                Corp. (b)                              665,105
     930,201 Array Technologies, Inc. (b)           17,980,785
   1,843,262 Ballard Power Systems,
                Inc. (a) (b)                         8,829,225
     314,410 Blink Charging Co. (a) (b)              3,449,078
   1,108,776 Bloom Energy Corp., Class A (b)        21,199,797
   2,082,817 ChargePoint Holdings,
                Inc. (a) (b)                        19,849,246
     252,380 EnerSys                                18,635,739
     947,322 ESS Tech, Inc. (a) (b)                  2,301,992
     712,402 Fluence Energy, Inc. (a) (b)           12,217,694
     638,427 FTC Solar, Inc. (a) (b)                 1,710,984
   2,506,858 FuelCell Energy, Inc. (a) (b)           6,969,065
   3,603,026 Plug Power, Inc. (a) (b)               44,569,432
     791,221 Shoals Technologies Group, Inc.,
                Class A (b)                         19,519,422
     954,916 Stem, Inc. (b)                          8,536,949
   1,076,653 SunPower Corp. (b)                     19,412,054
   1,317,227 Sunrun, Inc. (b)                       31,639,793
     259,304 TPI Composites, Inc. (b)                2,629,343
     947,300 Tritium DCFC Ltd. (a) (b)               1,591,464
     199,690 Vicor Corp. (b)                        10,733,337
     867,750 Wallbox N.V. (a) (b)                    3,106,545
                                               ---------------
                                                   289,045,129
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.1%
     231,078 Advanced Energy Industries, Inc.       19,821,871
     279,248 Itron, Inc. (b)                        14,143,911
                                               ---------------
                                                    33,965,782
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 11.8%
     981,749 Altus Power, Inc. (b)             $     6,401,003
     712,327 Atlantica Sustainable
                Infrastructure PLC                  18,449,269
     375,422 Azure Power Global Ltd. (a) (b)         1,618,069
   1,701,594 Brookfield Renewable Partners,
                L.P. (c)                            43,118,392
     508,118 Clearway Energy, Inc., Class C         16,193,721
     887,635 Montauk Renewables, Inc. (b)            9,790,614
     534,888 NextEra Energy Partners,
                L.P. (c) (d)                        37,490,300
     346,670 Ormat Technologies, Inc.               29,980,021
   1,745,984 ReNew Energy Global PLC,
                Class A (a) (b)                      9,602,912
     710,275 Sunnova Energy International,
                Inc. (b)                            12,792,053
                                               ---------------
                                                   185,436,354
                                               ---------------
             MACHINERY -- 0.5%
   1,174,435 Lion Electric (The) Co. (a) (b)         2,630,734
   1,394,157 Proterra, Inc. (b)                      5,255,972
                                               ---------------
                                                     7,886,706
                                               ---------------
             METALS & MINING -- 1.7%
   1,097,427 MP Materials Corp. (b)                 26,645,528
                                               ---------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
     549,985 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        15,938,565
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 35.5%
   1,182,505 Allegro MicroSystems, Inc. (b)         35,498,800
     493,418 Enphase Energy, Inc. (b)              130,736,033
     458,435 First Solar, Inc. (b)                  68,668,979
     278,131 Maxeon Solar Technologies
                Ltd. (a) (b)                         4,466,784
     948,457 Navitas Semiconductor
                Corp. (a) (b)                        3,329,084
   2,103,531 ON Semiconductor Corp. (b)            131,197,229
     353,550 Power Integrations, Inc.               25,356,606
     264,645 SolarEdge Technologies, Inc. (b)       74,965,989
     291,973 Universal Display Corp.                31,544,763
     767,784 Wolfspeed, Inc. (b)                    53,007,807
                                               ---------------
                                                   558,772,074
                                               ---------------
             SPECIALTY RETAIL -- 0.5%
   1,651,468 Allego N.V. (a) (b)                     5,185,610
     428,716 EVgo, Inc. (a) (b)                      1,916,360
   1,072,109 Volta, Inc. (b)                           381,028
                                               ---------------
                                                     7,482,998
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%       1,573,482,647
             (Cost $2,077,793,606)             ---------------

Page 32                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             MONEY MARKET FUNDS -- 8.3%
 130,095,703 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (e) (f)                  $   130,095,703
             (Cost $130,095,703)               ---------------

             TOTAL INVESTMENTS -- 108.3%         1,703,578,350
             (Cost $2,207,889,309)
             NET OTHER ASSETS AND
                LIABILITIES -- (8.3)%             (130,074,454)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,573,503,896
                                               ===============

(a)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $129,347,557 and the total value of the collateral held by the Fund is $130,095,703.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2022.

(f)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   129,347,557
Non-cash Collateral(2)                            (129,347,557)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $  1,573,482,647  $  1,573,482,647  $          --  $          --
Money Market Funds............................       130,095,703       130,095,703             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $  1,703,578,350  $  1,703,578,350  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 33


FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             DIVERSIFIED REITS -- 4.1%
      10,001 Alexander & Baldwin, Inc.         $       187,319
       1,510 Alpine, Inc.ome Property Trust,
                Inc.                                    28,811
       7,175 American Assets Trust, Inc.               190,137
       9,338 Armada Hoffler Properties, Inc.           107,387
      23,865 Broadstone Net Lease, Inc.                386,852
       2,279 CTO Realty Growth, Inc.                    41,660
      18,137 Empire State Realty Trust, Inc.,
                Class A                                122,243
      19,627 Essential Properties Realty Trust,
                Inc.                                   460,646
       5,461 Gladstone Commercial Corp.                101,028
      14,309 Global Net Lease, Inc.                    179,864
      11,951 iStar, Inc.                                91,186
       4,508 NexPoint Diversified Real Estate
                Trust                                   50,535
       2,237 One Liberty Properties, Inc.               49,706
      36,633 STORE Capital Corp.                     1,174,454
      28,680 WP Carey, Inc.                          2,241,342
                                               ---------------
                                                     5,413,170
                                               ---------------
             HEALTH CARE REITS -- 10.0%
      13,375 CareTrust REIT, Inc.                      248,508
       3,244 Community Healthcare Trust, Inc.          116,135
      33,044 Diversified Healthcare Trust               21,373
       8,492 Global Medical REIT, Inc.                  80,504
      52,464 Healthcare Realty Trust, Inc.           1,010,981
      74,104 Healthpeak Properties, Inc.             1,857,787
       5,585 LTC Properties, Inc.                      198,435
      82,439 Medical Properties Trust, Inc.            918,370
       5,981 National Health Investors, Inc.           312,328
      32,284 Omega Healthcare Investors, Inc.          902,338
      31,469 Physicians Realty Trust                   455,356
      31,842 Sabra Health Care REIT, Inc.              395,796
       1,750 Universal Health Realty Income
                Trust                                   83,528
      55,106 Ventas, Inc.                            2,482,525
      65,141 Welltower, Inc.                         4,269,993
                                               ---------------
                                                    13,353,957
                                               ---------------
             HOTEL & RESORT REITS -- 3.5%
      29,329 Apple Hospitality REIT, Inc.              462,812
       4,756 Ashford Hospitality Trust,
                Inc. (a)                                21,259
       7,979 Braemar Hotels & Resorts, Inc.             32,794
       6,727 Chatham Lodging Trust                      82,540
      28,864 DiamondRock Hospitality Co.               236,396
       4,536 Hersha Hospitality Trust, Class A          38,647
      98,573 Host Hotels & Resorts, Inc.             1,582,097
      30,997 Park Hotels & Resorts, Inc.               365,455
      18,125 Pebblebrook Hotel Trust                   242,694
      22,341 RLJ Lodging Trust                         236,591
       7,603 Ryman Hospitality Properties,
                Inc.                                   621,773
      22,811 Service Properties Trust                  166,292
      14,736 Summit Hotel Properties, Inc.             106,394
      29,006 Sunstone Hotel Investors, Inc.            280,198

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      15,696 Xenia Hotels & Resorts, Inc.      $       206,873
                                               ---------------
                                                     4,682,815
                                               ---------------
             INDUSTRIAL REITS -- 15.6%
      37,138 Americold Realty Trust, Inc.            1,051,377
       6,007 EastGroup Properties, Inc.                889,396
      18,216 First Industrial Realty Trust,
                Inc.                                   879,104
         704 Indus Realty Trust, Inc.                   44,697
       9,041 Industrial Logistics Properties
                Trust                                   29,564
       3,856 Innovative Industrial Properties,
                Inc.                                   390,806
      38,012 LXP Industrial Trust                      380,880
       5,377 Plymouth Industrial REIT, Inc.            103,131
     127,256 Prologis, Inc.                         14,345,569
      25,296 Rexford Industrial Realty, Inc.         1,382,173
      24,705 STAG Industrial, Inc.                     798,219
       9,229 Terreno Realty Corp.                      524,853
                                               ---------------
                                                    20,819,769
                                               ---------------
             OFFICE REITS -- 6.9%
      20,586 Alexandria Real Estate Equities,
                Inc.                                 2,998,763
      19,666 Boston Properties, Inc.                 1,329,028
      23,653 Brandywine Realty Trust                   145,466
       5,477 City Office REIT, Inc.                     45,897
      15,497 Corporate Office Properties Trust         401,992
      20,877 Cousins Properties, Inc.                  527,979
      24,235 Douglas Emmett, Inc.                      380,005
      12,513 Easterly Government Properties,
                Inc.                                   178,561
      15,085 Equity Commonwealth                       376,672
      12,667 Franklin Street Properties Corp.           34,581
      14,501 Highwoods Properties, Inc.                405,738
      17,680 Hudson Pacific Properties, Inc.           172,026
      13,647 JBG SMITH Properties                      259,020
      14,500 Kilroy Realty Corp.                       560,715
       6,696 Office Properties Income Trust             89,392
       7,809 Orion Office REIT, Inc.                    66,689
      22,728 Paramount Group, Inc.                     135,004
      17,012 Piedmont Office Realty Trust,
                Inc., Class A                          156,000
       2,438 Postal Realty Trust, Inc.,
                Class A                                 35,424
       8,867 SL Green Realty Corp.                     298,983
      10,926 Veris Residential, Inc. (a)               174,051
      22,208 Vornado Realty Trust                      462,149
                                               ---------------
                                                     9,234,135
                                               ---------------
             RESIDENTIAL REITS -- 17.5%
      42,316 American Homes 4 Rent, Class A          1,275,404
      20,670 Apartment Income REIT Corp.               709,188
      20,905 Apartment Investment and
                Management Co., Class A                148,844
      19,285 AvalonBay Communities, Inc.             3,114,913
         528 Bluerock Homes Trust, Inc. (a)             11,252
       1,644 BRT Apartments Corp.                       32,288
      14,687 Camden Property Trust                   1,643,181
       2,077 Centerspace                               121,857

Page 34                 See Notes to Financial Statements


FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
       1,817 Clipper Realty, Inc.              $        11,629
      12,064 Elme Communities                          214,739
      24,118 Equity LifeStyle Properties, Inc.       1,558,023
      46,891 Equity Residential                      2,766,569
       8,928 Essex Property Trust, Inc.              1,892,022
      30,859 Independence Realty Trust, Inc.           520,283
      80,075 Invitation Homes, Inc.                  2,373,423
      15,921 Mid-America Apartment
                Communities, Inc.                    2,499,438
       3,135 NexPoint Residential Trust, Inc.          136,435
      17,079 Sun Communities, Inc.                   2,442,297
      42,186 UDR, Inc.                               1,633,864
       7,147 UMH Properties, Inc.                      115,067
                                               ---------------
                                                    23,220,716
                                               ---------------
             RETAIL REITS -- 16.9%
      13,090 Acadia Realty Trust                       187,842
      12,211 Agree Realty Corp.                        866,126
         295 Alexander's, Inc.                          64,918
      41,347 Brixmor Property Group, Inc.              937,337
       3,381 CBL & Associates Properties, Inc.          78,033
      10,075 Federal Realty Investment Trust         1,017,978
       5,862 Getty Realty Corp.                        198,429
       9,295 InvenTrust Properties Corp.               220,013
      85,261 Kimco Realty Corp.                      1,805,828
      30,205 Kite Realty Group Trust                   635,815
      29,609 Macerich (The) Co.                        333,397
      24,640 National Retail Properties, Inc.        1,127,526
      18,503 Necessity Retail REIT (The), Inc.         109,723
       7,566 NETSTREIT Corp.                           138,685
      16,145 Phillips Edison & Co., Inc.               514,057
      86,459 Realty Income Corp.                     5,484,094
      21,233 Regency Centers Corp.                   1,327,063
      17,168 Retail Opportunity Investments
                Corp.                                  258,035
      11,752 RPT Realty                                117,990
       1,779 Saul Centers, Inc.                         72,370
      45,073 Simon Property Group, Inc.              5,295,176
      25,487 SITE Centers Corp.                        348,152
      19,255 Spirit Realty Capital, Inc.               768,852
      14,384 Tanger Factory Outlet Centers,
                Inc.                                   258,049
      16,189 Urban Edge Properties                     228,103

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             RETAIL REITS (CONTINUED)
       4,116 Urstadt Biddle Properties, Inc.,
                Class A                        $        77,998
       6,399 Whitestone REIT                            61,686
                                               ---------------
                                                    22,533,275
                                               ---------------
             SPECIALIZED REITS -- 24.9%
      30,959 CubeSmart                               1,246,100
      39,638 Digital Realty Trust, Inc.              3,974,502
      10,343 EPR Properties                            390,138
      12,757 Equinix, Inc.                           8,356,218
      18,463 Extra Space Storage, Inc.               2,717,384
       6,847 Farmland Partners, Inc.                    85,314
      11,565 Four Corners Property Trust, Inc.         299,880
      35,501 Gaming and Leisure Properties,
                Inc.                                 1,849,247
       4,450 Gladstone Land Corp.                       81,658
      40,078 Iron Mountain, Inc.                     1,997,888
      11,716 Life Storage, Inc.                      1,154,026
      11,650 National Storage Affiliates Trust         420,798
      21,793 Public Storage                          6,106,181
       3,344 Safehold, Inc.                             95,705
     132,772 VICI Properties, Inc.                   4,301,813
                                               ---------------
                                                    33,076,852
                                               ---------------
             TOTAL COMMON STOCKS -- 99.4%          132,334,689
             (Cost $175,982,717)               ---------------

             MONEY MARKET FUNDS -- 0.2%
     242,944 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (b)                      242,944
             (Cost $242,944)                   ---------------

             TOTAL INVESTMENTS -- 99.6%            132,577,633
             (Cost $176,225,661)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                    520,723
                                               ---------------
             NET ASSETS -- 100.0%              $   133,098,356
                                               ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2022.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $    132,334,689  $    132,334,689  $          --  $          --
Money Market Funds............................           242,944           242,944             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $    132,577,633  $    132,577,633  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for Sub-industry breakout.

                        See Notes to Financial Statements                Page 35


FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BEVERAGES -- 2.3%
   1,874,221 Primo Water Corp.                 $    29,125,394
                                               ---------------
             BUILDING PRODUCTS -- 8.2%
     763,466 A.O. Smith Corp.                       43,700,794
     362,967 Advanced Drainage Systems, Inc.        29,752,405
   1,339,409 Zurn Elkay Water Solutions Corp.       28,328,500
                                               ---------------
                                                   101,781,699
                                               ---------------
             CHEMICALS -- 3.5%
     300,646 Ecolab, Inc.                           43,762,032
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 5.1%
     382,792 Montrose Environmental Group,
                Inc. (a)                            16,992,137
     317,340 Tetra Tech, Inc.                       46,074,595
                                               ---------------
                                                    63,066,732
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 10.5%
     589,171 AECOM                                  50,038,293
     778,687 Stantec, Inc.                          37,330,255
     133,446 Valmont Industries, Inc.               44,126,589
                                               ---------------
                                                   131,495,137
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.4%
     260,082 Badger Meter, Inc.                     28,356,740
     517,598 Itron, Inc. (a)                        26,216,339
                                               ---------------
                                                    54,573,079
                                               ---------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.6%
     141,690 IDEXX Laboratories, Inc. (a)           57,803,852
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 8.5%
     384,052 Agilent Technologies, Inc.             57,473,382
     182,486 Danaher Corp.                          48,435,434
                                               ---------------
                                                   105,908,816
                                               ---------------
             MACHINERY -- 27.3%
     670,970 Energy Recovery, Inc. (a)              13,748,175
   1,053,047 Evoqua Water Technologies
                Corp. (a)                           41,700,661
     808,246 Flowserve Corp.                        24,796,987
     283,562 Franklin Electric Co., Inc.            22,614,070
     244,792 IDEX Corp.                             55,893,357
      95,983 Lindsay Corp.                          15,630,832
     389,856 Mueller Industries, Inc.               23,001,504
   1,364,542 Mueller Water Products, Inc.,
                Class A                             14,682,472
     968,486 Pentair PLC                            43,562,500
     177,790 Watts Water Technologies, Inc.,
                Class A                             25,998,232
     540,666 Xylem, Inc.                            59,781,440
                                               ---------------
                                                   341,410,230
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             MULTI-UTILITIES -- 1.6%
   3,143,526 Algonquin Power & Utilities
                Corp. (b)                      $    20,495,790
                                               ---------------
             SOFTWARE -- 4.2%
     122,349 Roper Technologies, Inc.               52,865,779
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.6%
   1,044,856 Core & Main, Inc., Class A (a)         20,176,169
                                               ---------------
             WATER UTILITIES -- 18.1%
     296,823 American States Water Co.              27,470,968
     331,793 American Water Works Co., Inc.         50,571,889
     420,762 California Water Service Group         25,515,008
   3,946,677 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            42,071,577
   1,002,128 Essential Utilities, Inc.              47,831,569
     173,394 Middlesex Water Co.                    13,640,906
     239,378 SJW Group                              19,435,100
                                               ---------------
                                                   226,537,017
                                               ---------------
             TOTAL COMMON STOCKS -- 99.9%        1,249,001,726
             (Cost $1,199,328,691)             ---------------

             MONEY MARKET FUNDS -- 1.5%
  17,779,500 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                       17,779,500
     436,683 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (c)                      436,683
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 1.5%                             18,216,183
             (Cost $18,216,183)                ---------------

             TOTAL INVESTMENTS -- 101.4%         1,267,217,909
             (Cost $1,217,544,874)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.4)%              (17,436,835)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,249,781,074
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $17,173,680 and the total value of the collateral held by the Fund is $17,779,500.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

Page 36                 See Notes to Financial Statements


FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    17,173,680
Non-cash Collateral(2)                             (17,173,680)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $  1,249,001,726  $  1,249,001,726  $          --  $          --
Money Market Funds............................        18,216,183        18,216,183             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $  1,267,217,909  $  1,267,217,909  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 37


FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             GAS UTILITIES -- 1.7%
     239,221 National Fuel Gas Co.             $    15,142,689
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 98.1%
     260,929 Amplify Energy Corp. (a)                2,293,566
     729,033 Antero Resources Corp. (a)             22,592,733
     599,495 APA Corp.                              27,984,427
     412,310 Callon Petroleum Co. (a)               15,292,578
     243,534 Chesapeake Energy Corp.                22,982,304
     132,196 Chord Energy Corp.                     18,085,735
     203,131 Civitas Resources, Inc.                11,767,379
     829,205 CNX Resources Corp. (a)                13,963,812
     902,654 Comstock Resources, Inc.               12,375,386
     279,878 ConocoPhillips                         33,025,604
     980,508 Coterra Energy, Inc.                   24,091,082
     205,031 Crescent Energy, Inc.,
                Class A (b)                          2,458,322
   2,687,868 Crescent Point Energy Corp.            19,218,256
   1,119,954 DCP Midstream, L.P. (c)                43,443,016
     462,452 Devon Energy Corp.                     28,445,423
     209,213 Diamondback Energy, Inc.               28,616,154
     500,114 Earthstone Energy, Inc.,
                Class A (a) (b)                      7,116,622
     658,922 Enerplus Corp.                         11,629,973
     233,407 EOG Resources, Inc.                    30,230,875
     679,239 EQT Corp.                              22,978,655
     199,217 Evolution Petroleum Corp.               1,504,088
      88,816 Gulfport Energy Corp. (a)               6,540,410
     210,180 Hess Corp.                             29,807,728
   1,410,788 Hess Midstream, L.P.,
                Class A (b) (c) (d)                 42,210,777
   1,624,429 Kosmos Energy Ltd. (a)                 10,331,368
     146,669 Laredo Petroleum, Inc. (a)              7,541,720
     579,886 Magnolia Oil & Gas Corp.,
                Class A                             13,598,327
     963,981 Marathon Oil Corp.                     26,094,966
     358,128 Matador Resources Co.                  20,499,247
     411,954 Murphy Oil Corp.                       17,718,142
     277,059 Northern Oil and Gas, Inc.              8,538,958
     474,410 Obsidian Energy Ltd. (a)                3,150,082
     487,088 Occidental Petroleum Corp.             30,681,673
     464,950 Ovintiv, Inc.                          23,577,614
     300,386 PDC Energy, Inc.                       19,068,503
   1,275,878 Permian Resources Corp.                11,993,253
     137,320 Pioneer Natural Resources Co.          31,362,515
     798,239 Range Resources Corp.                  19,971,940
      99,176 Ranger Oil Corp., Class A               4,009,686
      22,157 Riley Exploration Permian, Inc.           652,081
     247,116 SandRidge Energy, Inc. (a)              4,208,385
     165,037 SilverBow Resources, Inc. (a) (b)       4,667,246
     501,153 SM Energy Co.                          17,455,159
   3,538,371 Southwestern Energy Co. (a)            20,699,470
     439,798 Talos Energy, Inc. (a)                  8,303,386
   4,283,496 Tellurian, Inc. (a) (b)                 7,196,273
     910,220 Vermilion Energy, Inc.                 16,110,894
     943,439 W&T Offshore, Inc. (a)                  5,264,390

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
   1,574,657 Western Midstream Partners,
                L.P. (c)                       $    42,279,540
     742,434 Woodside Energy Group Ltd.,
                ADR (b)                             17,974,327
                                               ---------------
                                                   871,604,050
                                               ---------------
             TOTAL COMMON STOCKS -- 99.8%          886,746,739
             (Cost $849,721,341)               ---------------

             MONEY MARKET FUNDS -- 6.8%
  58,869,783 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (e) (f)                       58,869,783
   1,437,529 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (e)                    1,437,529
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 6.8%                             60,307,312
             (Cost $60,307,312)                ---------------

             TOTAL INVESTMENTS -- 106.6%           947,054,051
             (Cost $910,028,653)
             NET OTHER ASSETS AND
                LIABILITIES -- (6.6)%              (58,910,353)
                                               ---------------
             NET ASSETS -- 100.0%              $   888,143,698
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $57,517,216 and the total value of the collateral held by the Fund is $58,869,783.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2022.

(f)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

Page 38                 See Notes to Financial Statements


FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    57,517,216
Non-cash Collateral(2)                             (57,517,216)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022, is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $    886,746,739  $    886,746,739  $          --  $          --
Money Market Funds............................        60,307,312        60,307,312             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $    947,054,051  $    947,054,051  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 39


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIR FREIGHT & LOGISTICS -- 0.8%
      21,355 ZTO Express Cayman, Inc., ADR     $       573,809
                                               ---------------
             AUTOMOBILES -- 5.6%
      70,793 Li Auto, Inc., ADR (a) (b)              1,444,177
     243,733 NIO, Inc., ADR (b)                      2,376,397
      49,526 XPeng, Inc., ADR (b)                      492,288
                                               ---------------
                                                     4,312,862
                                               ---------------
             BANKS -- 13.5%
      77,244 HDFC Bank Ltd., ADR                     5,284,262
     229,810 ICICI Bank Ltd., ADR                    5,030,541
                                               ---------------
                                                    10,314,803
                                               ---------------
             BIOTECHNOLOGY -- 1.4%
       2,794 BeiGene Ltd., ADR (b)                     614,512
      13,884 Zai Lab Ltd., ADR (b)                     426,239
                                               ---------------
                                                     1,040,751
                                               ---------------
             CAPITAL MARKETS -- 0.5%
       8,707 Futu Holdings Ltd., ADR (b)               353,939
                                               ---------------
             CONSUMER FINANCE -- 1.6%
      34,122 360 DigiTech, Inc., ADR                   694,724
     287,836 Lufax Holding Ltd., ADR                   558,402
                                               ---------------
                                                     1,253,126
                                               ---------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.7%
      18,628 New Oriental Education &
                Technology Group, Inc.,
                ADR (b)                                648,627
      89,678 TAL Education Group, ADR (b)              632,230
                                               ---------------
                                                     1,280,857
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.7%
      31,309 Hollysys Automation
                Technologies Ltd.                      514,407
                                               ---------------
             ENTERTAINMENT -- 7.2%
      30,840 Bilibili, Inc., ADR (a) (b)               730,600
     180,261 iQIYI, Inc., ADR (b)                      955,383
      43,798 NetEase, Inc., ADR                      3,181,049
      76,373 Tencent Music Entertainment
                Group, ADR (b)                         632,368
                                               ---------------
                                                     5,499,400
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 6.4%
      13,986 H World Group Ltd., ADR                   593,286
      52,457 MakeMyTrip Ltd. (b)                     1,446,240
      62,764 Melco Resorts & Entertainment
                Ltd., ADR (b)                          721,786
      16,757 Trip.com Group Ltd., ADR (b)              576,441
      28,256 Yum China Holdings, Inc.                1,544,190
                                               ---------------
                                                     4,881,943
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 3.4%
     272,759 Azure Power Global Ltd. (a) (b)   $     1,175,591
     256,583 ReNew Energy Global PLC,
                Class A (b)                          1,411,207
                                               ---------------
                                                     2,586,798
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 7.7%
      17,906 Autohome, Inc., ADR                       547,924
      28,682 Baidu, Inc., ADR (b)                    3,280,647
      93,271 Hello Group, Inc., ADR                    837,574
      28,447 Kanzhun Ltd., ADR (b)                     579,465
      33,587 Weibo Corp., ADR (b)                      642,183
                                               ---------------
                                                     5,887,793
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 22.9%
      62,256 Alibaba Group Holding Ltd.,
                ADR (b)                              5,484,131
      85,935 Dada Nexus Ltd., ADR (b)                  598,967
      95,332 JD.com, Inc., ADR                       5,350,985
      66,444 Pinduoduo, Inc., ADR (b)                5,418,508
      48,016 Vipshop Holdings Ltd., ADR (b)            654,939
                                               ---------------
                                                    17,507,530
                                               ---------------
             IT SERVICES -- 17.3%
      74,773 Chindata Group Holdings Ltd.,
                ADR (b)                                595,941
      33,671 GDS Holdings Ltd., ADR (a) (b)            694,296
     267,867 Infosys Ltd., ADR                       4,824,285
     177,277 Kingsoft Cloud Holdings Ltd.,
                ADR (b)                                678,971
     106,861 Vnet Group, Inc., ADR (b)                 605,902
     608,381 Wipro Ltd., ADR                         2,835,055
      36,942 WNS (Holdings) Ltd., ADR (b)            2,954,990
                                               ---------------
                                                    13,189,440
                                               ---------------
             MULTILINE RETAIL -- 0.6%
      45,332 MINISO Group Holding Ltd.,
                ADR                                    486,412
                                               ---------------
             PHARMACEUTICALS -- 4.6%
      55,317 Dr. Reddy's Laboratories Ltd.,
                ADR                                  2,862,655
      44,136 HUTCHMED China Ltd., ADR (b)              652,330
                                               ---------------
                                                     3,514,985
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.7%
      92,048 KE Holdings, Inc., ADR (b)              1,284,990
                                               ---------------
             ROAD & RAIL -- 0.7%
      62,764 Full Truck Alliance Co., Ltd.,
                ADR (b)                                502,112
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.0%
       9,407 Daqo New Energy Corp., ADR (b)            363,204
      10,440 JinkoSolar Holding Co., Ltd.,
                ADR (b)                                426,787
                                               ---------------
                                                       789,991
                                               ---------------

Page 40                 See Notes to Financial Statements


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TOBACCO -- 0.7%
     232,772 RLX Technology, Inc., ADR (b)     $       535,376
                                               ---------------
             TOTAL COMMON STOCKS -- 100.0%          76,311,324
             (Cost $105,228,415)               ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.5%
$    107,325 Bank of America Corp., 4.25% (c),
                dated 12/30/22, due 01/03/23,
                with a maturity value of
                $107,338. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.75% to
                4.50%, due 11/15/25 to
                03/31/26. The value of the
                collateral including
                accrued interest is
                $109,472. (d)                          107,325
   1,681,943 Citigroup, Inc., 4.25% (c), dated
                12/30/22, due 01/03/23, with a
                maturity value of $1,682,142.
                Collateralized by U.S.
                Treasury Securities, interest
                rates of 0.00% to 6.25%, due
                06/01/23 to 02/15/52. The
                value of the collateral
                including accrued interest is
                $1,715,582. (d)                      1,681,943
   1,681,943 JPMorgan Chase & Co., 4.26% (c),
                dated 12/30/22, due 01/03/23,
                with a maturity value of
                $1,682,142. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                0.13%, due 05/15/23 to
                12/28/23. The value of the
                collateral including accrued
                interest is $1,715,582. (d)          1,681,943
                                               ---------------
             TOTAL REPURCHASE AGREEMENTS
                -- 4.5%                              3,471,211
             (Cost $3,471,211)                 ---------------

             TOTAL INVESTMENTS -- 104.5%            79,782,535
             (Cost $108,699,626)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.5)%               (3,457,996)
                                               ---------------
             NET ASSETS -- 100.0%              $    76,324,539
                                               ===============

(a)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,384,088 and the total value of the collateral held by the Fund is $3,471,211.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

ADR   - American Depositary Receipt

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     3,384,088
Non-cash Collateral(2)                              (3,384,088)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     3,471,211
Non-cash Collateral(4)                              (3,471,211)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2022, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 41


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $     76,311,324  $     76,311,324  $          --  $          --
Repurchase Agreements.........................         3,471,211                --      3,471,211             --
                                                ----------------------------------------------------------------
Total Investments.............................  $     79,782,535  $     76,311,324  $   3,471,211  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

Page 42                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 92.5%
      20,120 1st Source Corp.                  $     1,068,171
      25,032 Amalgamated Financial Corp.               576,737
      27,560 Amerant Bancorp, Inc.                     739,710
      56,593 Ameris Bancorp                          2,667,794
      13,488 Arrow Financial Corp.                     457,243
      60,969 Atlantic Union Bankshares Corp.         2,142,451
      26,824 BancFirst Corp.                         2,365,340
      45,681 Bancorp (The), Inc. (a)                 1,296,427
       7,369 Bank First Corp. (b)                      683,991
      13,079 Bank of Marin Bancorp                     430,038
      96,545 Bank OZK                                3,867,593
       6,293 Bankwell Financial Group, Inc.            185,203
      27,901 Banner Corp.                            1,763,343
      10,595 BayCom Corp.                              201,093
      13,784 BCB Bancorp, Inc.                         247,974
      54,882 BOK Financial Corp.                     5,696,203
      62,707 Brookline Bancorp, Inc.                   887,304
      20,489 Business First Bancshares, Inc.           453,626
       6,363 Cambridge Bancorp                         528,511
      11,884 Camden National Corp.                     495,444
      13,842 Capital City Bank Group, Inc.             449,865
      17,884 Capstar Financial Holdings, Inc.          315,831
      19,674 Carter Bankshares, Inc. (a)               326,392
      60,723 Cathay General Bancorp                  2,476,891
      12,124 City Holding Co.                        1,128,623
      12,835 Civista Bancshares, Inc.                  282,498
      17,236 CNB Financial Corp.                       410,044
      10,578 Coastal Financial Corp. (a)               502,667
       7,798 Codorus Valley Bancorp, Inc.              185,592
      14,397 Colony Bankcorp, Inc. (b)                 182,698
      64,179 Columbia Banking System, Inc.           1,933,713
     102,265 Commerce Bancshares, Inc.               6,961,179
      14,622 Community Trust Bancorp, Inc.             671,588
      32,024 ConnectOne Bancorp, Inc.                  775,301
      39,675 CrossFirst Bankshares, Inc. (a)           492,367
     114,089 CVB Financial Corp.                     2,937,792
      31,476 Dime Community Bancshares, Inc.         1,001,881
      26,047 Eagle Bancorp, Inc.                     1,147,891
      30,376 Enterprise Financial Services
                Corp.                                1,487,209
      13,005 Equity Bancshares, Inc., Class A          424,873
       6,652 Esquire Financial Holdings, Inc.          287,766
      11,102 Farmers & Merchants Bancorp,
                Inc. (b)                               301,752
      27,792 Farmers National Banc Corp.               392,423
      12,513 Financial Institutions, Inc.              304,817
      29,140 First Bancorp                           1,248,358
      19,607 First Bancshares (The), Inc.              627,620
      45,073 First Busey Corp.                       1,114,205
       6,881 First Business Financial
                Services, Inc.                         251,501
      13,239 First Community Bankshares, Inc.          448,802
      77,393 First Financial Bancorp                 1,875,232
     116,399 First Financial Bankshares, Inc.        4,004,126
       9,810 First Financial Corp.                     452,045
      46,014 First Foundation, Inc.                    659,381

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
     104,190 First Hawaiian, Inc.              $     2,713,108
       7,540 First Internet Bancorp                    183,071
      85,231 First Interstate BancSystem,
                Inc., Class A                        3,294,178
      48,607 First Merchants Corp.                   1,998,234
      16,698 First Mid Bancshares, Inc.                535,672
      18,489 First of Long Island (The) Corp.          332,802
      14,072 Five Star Bancorp                         383,321
      24,324 Flushing Financial Corp.                  471,399
     136,681 Fulton Financial Corp.                  2,300,341
      24,061 German American Bancorp, Inc.             897,475
       9,966 Great Southern Bancorp, Inc.              592,877
      69,929 Hancock Whitney Corp.                   3,383,864
      24,876 Hanmi Financial Corp.                     615,681
      40,138 HarborOne Bancorp, Inc.                   557,918
      34,637 Heartland Financial USA, Inc.           1,614,777
      49,550 Heritage Commerce Corp.                   644,150
      28,645 Heritage Financial Corp.                  877,683
      15,278 HomeStreet, Inc.                          421,367
      12,755 HomeTrust Bancshares, Inc.                308,288
      97,501 Hope Bancorp, Inc.                      1,248,988
      35,853 Horizon Bancorp, Inc.                     540,663
      54,437 Independent Bank Corp.                  3,555,949
      33,616 Independent Bank Group, Inc.            2,019,649
      50,688 International Bancshares Corp.          2,319,483
      20,685 Lakeland Financial Corp.                1,509,384
      12,946 Mercantile Bank Corp.                     433,432
      20,653 Metrocity Bankshares, Inc.                446,724
      12,963 Mid Penn Bancorp, Inc.                    388,501
      18,077 Midland States Bancorp, Inc.              481,210
      12,751 MidWestOne Financial Group,
                Inc.                                   404,844
      10,290 MVB Financial Corp.                       226,586
      34,957 NBT Bancorp, Inc.                       1,517,833
       6,079 Northeast Bank                            255,926
       4,638 Northrim BanCorp, Inc.                    253,096
     103,629 Northwest Bancshares, Inc.              1,448,733
      48,263 OceanFirst Financial Corp.              1,025,589
     239,008 Old National Bancorp                    4,297,364
      36,373 Old Second Bancorp, Inc.                  583,423
      25,033 Origin Bancorp, Inc.                      918,711
      77,533 Pacific Premier Bancorp, Inc.           2,446,942
      96,136 PacWest Bancorp                         2,206,321
      23,229 Pathward Financial, Inc.                1,000,008
      12,077 PCB Bancorp                               213,642
      14,624 Peapack-Gladstone Financial
                Corp.                                  544,305
      23,071 Peoples Bancorp, Inc.                     651,756
      62,391 Pinnacle Financial Partners, Inc.       4,579,499
      11,716 Preferred Bank                            874,248
      29,024 Premier Financial Corp.                   782,777
      13,778 QCR Holdings, Inc.                        683,940
      15,523 RBB Bancorp                               323,655
      45,659 Renasant Corp.                          1,716,322
      14,351 Republic Bancorp, Inc., Class A           587,243
      31,827 S&T Bancorp, Inc.                       1,087,847

                        See Notes to Financial Statements                Page 43


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      36,431 Sandy Spring Bancorp, Inc.        $     1,283,464
      50,169 Seacoast Banking Corp. of Florida       1,564,771
      16,204 Shore Bancshares, Inc.                    282,436
      12,312 Sierra Bancorp                            261,507
     103,611 Simmons First National Corp.,
                Class A                              2,235,925
      13,781 SmartFinancial, Inc.                      378,978
      13,871 South Plains Financial, Inc.              381,869
       6,526 Southern First Bancshares,
                Inc. (a)                               298,565
      26,199 Southside Bancshares, Inc.                942,902
      61,770 SouthState Corp.                        4,716,757
      42,677 Stellar Bancorp, Inc.                   1,257,264
      23,875 Stock Yards Bancorp, Inc.               1,551,398
      40,722 Texas Capital Bancshares,
                Inc. (a)                             2,455,944
      11,044 Third Coast Bancshares,
                Inc. (a) (b)                           203,541
      59,439 TowneBank                               1,833,099
      27,196 TriCo Bancshares                        1,386,724
      19,974 Triumph Financial, Inc. (a)               976,129
      49,742 Trustmark Corp.                         1,736,493
      39,424 UMB Financial Corp.                     3,292,693
     109,888 United Bankshares, Inc.                 4,449,365
      86,638 United Community Banks, Inc.            2,928,364
       8,605 Unity Bancorp, Inc.                       235,175
      23,863 Univest Financial Corp.                   623,540
      44,071 Veritex Holdings, Inc.                  1,237,514
      53,297 Washington Federal, Inc.                1,788,114
      14,018 Washington Trust Bancorp, Inc.            661,369
      48,274 WesBanco, Inc.                          1,785,173
      13,578 West BanCorp, Inc.                        346,918
      21,960 Westamerica BanCorp                     1,295,860
      49,585 Wintrust Financial Corp.                4,190,924
                                               ---------------
                                                   173,100,693
                                               ---------------
             IT SERVICES -- 0.3%
      11,148 Cass Information Systems, Inc.            510,801
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 7.1%
      22,751 Blue Foundry Bancorp (a)                  292,350
      22,515 Bridgewater Bancshares, Inc. (a)          399,416
     112,200 Capitol Federal Financial, Inc.           970,530
      89,416 Columbia Financial, Inc. (a)            1,933,174
       6,948 Greene County Bancorp, Inc. (b)           398,954
       1,752 Hingham Institution for Savings           483,482
      55,140 Kearny Financial Corp.                    559,671
      35,177 Merchants Bancorp                         855,504
      38,982 Northfield Bancorp, Inc.                  613,187
       7,531 Southern Missouri Bancorp, Inc.           345,146
     228,824 TFS Financial Corp.                     3,297,354
      15,547 TrustCo Bank Corp.                        584,412
      18,108 Waterstone Financial, Inc.                312,182
      50,258 WSFS Financial Corp.                    2,278,698
                                               ---------------
                                                    13,324,060
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOTAL COMMON STOCKS -- 99.9%      $   186,935,554
             (Cost $199,794,611)               ---------------

             MONEY MARKET FUNDS -- 0.6%
   1,192,450 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                4.14% (c) (d)                        1,192,450
             (Cost $1,192,450)                 ---------------

             TOTAL INVESTMENTS -- 100.5%           188,128,004
             (Cost $200,987,061)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.5)%                 (988,263)
                                               ---------------
             NET ASSETS -- 100.0%              $   187,139,741
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $1,156,019 and the total value of the collateral held by the Fund is $1,192,450.

(c)   Rate shown reflects yield as of December 31, 2022.

(d)   This security serves as collateral for securities on loan.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     1,156,019
Non-cash Collateral(2)                              (1,156,019)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Page 44                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2        LEVEL 3
                                                     TOTAL            LEVEL 1        SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT           QUOTED        OBSERVABLE    UNOBSERVABLE
                                                   12/31/2022          PRICES          INPUTS         INPUTS
                                                ----------------------------------------------------------------
Common Stocks*................................  $    186,935,554  $    186,935,554  $          --  $          --
Money Market Funds............................         1,192,450         1,192,450             --             --
                                                ----------------------------------------------------------------
Total Investments.............................  $    188,128,004  $    188,128,004  $          --  $          --
                                                ================================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2022


                                                                            FIRST TRUST                            FIRST TRUST
                                                                            NASDAQ-100         FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-        EX-TECHNOLOGY
                                                                             WEIGHTED       TECHNOLOGY SECTOR        SECTOR
                                                                            INDEX FUND          INDEX FUND         INDEX FUND
                                                                              (QQEW)              (QTEC)             (QQXT)
                                                                         -----------------  ------------------  -----------------

ASSETS:
Investments, at value...............................................      $ 1,115,975,073    $  1,392,447,866    $   137,534,333
Cash................................................................              535,365           1,906,939                 --
Receivables:
      Dividends.....................................................              788,018             414,052            125,890
      Securities lending income.....................................              119,128              28,874             20,844
      Capital shares sold...........................................                   --                  --                 --
      Investment securities sold....................................                   --          15,816,477                 --
      Reclaims......................................................                   --                  --                 --
Prepaid expenses....................................................                8,414               7,900                922
                                                                          ---------------    ----------------    ---------------
      Total Assets..................................................        1,117,425,998       1,410,622,108        137,681,989
                                                                          ---------------    ----------------    ---------------
LIABILITIES:
Payables:
      Collateral for securities on loan.............................           29,948,691          34,396,338          3,862,754
      Investment advisory fees......................................              395,563             494,421             43,135
      Licensing fees................................................              284,284             359,686             32,657
      Shareholder reporting fees....................................               84,640             131,886              9,190
      Audit and tax fees............................................               29,270              30,773             28,606
      Investment securities purchased...............................                   --                  --                 --
      Capital shares redeemed.......................................                   --          15,827,752                 --
      Trustees' fees................................................                   --                  90                 31
Other liabilities...................................................              190,488             243,679             23,266
                                                                          ---------------    ----------------    ---------------
      Total Liabilities.............................................           30,932,936          51,484,625          3,999,639
                                                                          ---------------    ----------------    ---------------
NET ASSETS..........................................................      $ 1,086,493,062    $  1,359,137,483    $   133,682,350
                                                                          ===============    ================    ===============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................      $ 1,262,483,426    $  2,112,338,576    $   141,246,634
Par value...........................................................              122,500             129,000             17,500
Accumulated distributable earnings (loss)...........................         (176,112,864)       (753,330,093)        (7,581,784)
                                                                          ---------------    ----------------    ---------------
NET ASSETS..........................................................      $ 1,086,493,062    $  1,359,137,483    $   133,682,350
                                                                          ===============    ================    ===============
NET ASSET VALUE, per share..........................................      $         88.69    $         105.36    $         76.39
                                                                          ===============    ================    ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           12,250,002          12,900,002          1,750,002
                                                                          ===============    ================    ===============
Investments, at cost................................................      $ 1,141,677,348    $  1,717,031,133    $   126,807,108
                                                                          ===============    ================    ===============
Securities on loan, at value........................................      $    29,490,464    $     33,714,931    $     3,809,872
                                                                          ===============    ================    ===============


Page 46                 See Notes to Financial Statements



  FIRST TRUST                                                                                      FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                                  NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P             FIRST TRUST        FIRST TRUST        FIRST TRUST          COMMUNITY
  GREEN ENERGY           REIT               WATER           NATURAL GAS          CHINDIA               BANK
   INDEX FUND         INDEX FUND             ETF                ETF                ETF              INDEX FUND
     (QCLN)             (FRI)               (FIW)              (FCG)              (FNI)               (QABA)
----------------  ------------------  -----------------  -----------------  ------------------  ------------------


 $1,703,578,350    $    132,577,633    $ 1,267,217,909    $   947,054,051    $     79,782,535    $    188,128,004
        209,174                  --                 --                 --              12,929              38,977

        459,220             649,948          1,106,060            641,770               5,393             315,632
        540,837                  --             15,083            109,851               2,445               1,954
      2,354,797                  --                 --         10,963,708                  --          10,605,088
      9,427,620                  --                 --                 --           2,022,268                  --
        472,848                  --            169,819                 --                  --                  --
         18,910               1,334             10,548              9,101                 652                 699
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
  1,717,061,756         133,228,915      1,268,519,419        958,778,481          81,826,222         199,090,354
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

    130,095,703                  --         17,779,500         58,869,783           3,471,211           1,192,450
        613,176              25,425            434,418            308,425              21,705              65,552
        483,322              16,861            156,686            242,774              17,449              32,508
        259,223              23,036            128,915             72,883              12,051               9,561
         30,147              34,573             29,351             30,755              30,560              28,564
      2,354,717                  --                 --         10,945,211                  --          10,595,168
      9,427,756                  --                 --                 --           1,929,876                  --
             --                  50                  3                 47                  32                  29
        293,816              30,614            209,472            164,905              18,799              26,781
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
    143,557,860             130,559         18,738,345         70,634,783           5,501,683          11,950,613
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
 $1,573,503,896    $    133,098,356    $ 1,249,781,074    $   888,143,698    $     76,324,539    $    187,139,741
 ==============    ================    ===============    ===============    ================    ================

 $2,477,093,361    $    178,762,407    $ 1,229,292,994    $ 1,396,184,659    $    201,252,148    $    215,086,972
        333,500              55,500            157,500            362,484              20,000              35,500
   (903,922,965)        (45,719,551)        20,330,580       (508,403,445)       (124,947,609)        (27,982,731)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
 $1,573,503,896    $    133,098,356    $ 1,249,781,074    $   888,143,698    $     76,324,539    $    187,139,741
 ==============    ================    ===============    ===============    ================    ================
 $        47.18    $          23.98    $         79.35    $         24.50    $          38.16    $          52.72
 ==============    ================    ===============    ===============    ================    ================

     33,350,002           5,550,002         15,750,002         36,248,365           2,000,002           3,550,002
 ==============    ================    ===============    ===============    ================    ================
 $2,207,889,309    $    176,225,661    $ 1,217,544,874    $   910,028,653    $    108,699,626    $    200,987,061
 ==============    ================    ===============    ===============    ================    ================
 $  129,347,557    $             --    $    17,173,680    $    57,517,216    $      3,384,088    $      1,156,019
 ==============    ================    ===============    ===============    ================    ================


                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022


                                                                            FIRST TRUST                            FIRST TRUST
                                                                            NASDAQ-100         FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-        EX-TECHNOLOGY
                                                                             WEIGHTED       TECHNOLOGY SECTOR        SECTOR
                                                                            INDEX FUND          INDEX FUND         INDEX FUND
                                                                              (QQEW)              (QTEC)             (QQXT)
                                                                         -----------------  ------------------  -----------------

INVESTMENT INCOME:
Dividends...........................................................      $    12,134,696    $     14,642,847    $     1,575,232
Securities lending income (net of fees).............................            1,403,197              28,875            243,508
Foreign withholding tax.............................................              (51,808)           (216,864)                --
                                                                          ---------------    ----------------    ---------------
      Total investment income.......................................           13,486,085          14,454,858          1,818,740
                                                                          ---------------    ----------------    ---------------
EXPENSES:
Investment advisory fees............................................            4,515,121           8,348,846            496,662
Licensing fees......................................................            1,128,780           2,087,212            124,166
Accounting and administration fees..................................              552,715             916,609             63,380
Shareholder reporting fees..........................................              133,804             214,943             29,313
Custodian fees......................................................               75,072             146,716             10,291
Transfer agent fees.................................................               53,172              77,180              6,208
Audit and tax fees..................................................               29,471              32,458             28,117
Legal fees..........................................................               25,864              38,727              2,867
Listing fees........................................................               10,014              10,013             10,013
Trustees' fees and expenses.........................................                7,738               8,354              7,202
Registration and filing fees........................................                 (217)                 --                 --
Expenses previously waived or reimbursed............................                   --                  --                 --
Other expenses......................................................               19,819              45,298              3,092
                                                                          ---------------    ----------------    ---------------
      Total expenses................................................            6,551,353          11,926,356            781,311
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                  --            (36,314)
                                                                          ---------------    ----------------    ---------------
      Net expenses..................................................            6,551,353          11,926,356            744,997
                                                                          ---------------    ----------------    ---------------
NET INVESTMENT INCOME (LOSS)........................................            6,934,732           2,528,502          1,073,743
                                                                          ---------------    ----------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (99,073,388)       (335,757,605)        (4,845,889)
      In-kind redemptions...........................................           67,239,083         366,217,007          4,903,732
      Foreign currency transactions.................................                   --                  --                 --
                                                                          ---------------    ----------------    ---------------
Net realized gain (loss)............................................          (31,834,305)         30,459,402             57,843
                                                                          ---------------    ----------------    ---------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................         (315,062,565)     (1,355,869,794)       (20,127,544)
      Foreign currency translation..................................                   --                  --                 --
                                                                          ---------------    ----------------    ---------------
Net change in unrealized appreciation (depreciation)................         (315,062,565)     (1,355,869,794)       (20,127,544)
                                                                          ---------------    ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         (346,896,870)     (1,325,410,392)       (20,069,701)
                                                                          ---------------    ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................      $  (339,962,138)   $ (1,322,881,890)   $   (18,995,958)
                                                                          ===============    ================    ===============


Page 48                 See Notes to Financial Statements



  FIRST TRUST                                                                                      FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                                  NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P             FIRST TRUST        FIRST TRUST        FIRST TRUST          COMMUNITY
  GREEN ENERGY           REIT               WATER           NATURAL GAS          CHINDIA               BANK
   INDEX FUND         INDEX FUND             ETF                ETF                ETF              INDEX FUND
     (QCLN)             (FRI)               (FIW)              (FCG)              (FNI)               (QABA)
----------------  ------------------  -----------------  -----------------  ------------------  ------------------


 $    8,367,374    $      4,625,150    $    15,584,285    $    26,202,223    $        709,711    $      3,206,194
      7,021,773                  --             94,744            640,655              66,685              10,149
       (986,169)                 --           (470,711)           (96,799)            (48,799)                 --
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     14,402,978           4,625,150         15,208,318         26,746,079             727,597           3,216,343
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

      8,486,416             592,245          5,087,181          3,123,097             391,245             474,566
      2,121,604             157,936            635,897            780,774              78,249             106,778
        949,454             100,832            610,076            391,403              50,729              62,480
        339,031              50,914            206,805            116,105              28,695              27,476
        124,159              25,406             95,773             48,734               7,595              16,138
         78,040               9,871             56,795             38,920               4,891               5,932
         31,208              34,126             29,635             30,433              30,052              28,060
         48,611               4,502             29,801             21,716               2,063              (1,122)
         10,013               9,812             12,342             12,418              12,358              10,021
          8,286               7,258              7,822              7,637               7,185               7,199
         (2,198)                 24              1,499             (1,139)                 --                  94
             --                  --                 --            110,513                  --                  --
         35,963               3,417             20,458              9,392               2,657               2,192
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     12,230,587             996,343          6,794,084          4,690,003             615,719             739,814

             --              (9,263)                --                 --             (28,836)            (27,964)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     12,230,587             987,080          6,794,084          4,690,003             586,883             711,850
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
      2,172,391           3,638,070          8,414,234         22,056,076             140,714           2,504,493
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

   (253,575,859)         (3,197,596)       (13,876,815)       (28,004,604)        (13,372,050)         (3,447,713)
    142,159,697           1,958,725         79,528,640        169,228,658           2,114,964           3,044,787
             --                  --                 --             (2,032)                 --                  --
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
   (111,416,162)         (1,238,871)        65,651,825        141,222,022         (11,257,086)           (402,926)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

   (703,458,148)        (67,166,910)      (333,862,573)        (5,986,820)        (15,786,295)        (18,078,803)
             --                  --                 --                131                  --                  --
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
   (703,458,148)        (67,166,910)      (333,862,573)        (5,986,689)        (15,786,295)        (18,078,803)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
   (814,874,310)        (68,405,781)      (268,210,748)       135,235,333         (27,043,381)        (18,481,729)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

 $ (812,701,919)   $    (64,767,711)   $  (259,796,514)   $   157,291,409    $    (26,902,667)   $    (15,977,236)
 ==============    ================    ===============    ===============    ================    ================


                        See Notes to Financial Statements                Page 49


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FIRST TRUST                          FIRST TRUST
                                                                       NASDAQ-100                          NASDAQ-100-
                                                                     EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                       INDEX FUND                           INDEX FUND
                                                                         (QQEW)                               (QTEC)
                                                            --------------------------------     --------------------------------
                                                              Year Ended       Year Ended          Year Ended       Year Ended
                                                              12/31/2022       12/31/2021          12/31/2022       12/31/2021
                                                            ---------------  ---------------     ---------------  ---------------

OPERATIONS:
Net investment income (loss).............................   $     6,934,732  $     3,239,829     $     2,528,502  $       496,531
Net realized gain (loss).................................       (31,834,305)     182,704,258          30,459,402      794,536,396
Net change in unrealized appreciation (depreciation).....      (315,062,565)      16,405,196      (1,355,869,794)      57,064,938
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................      (339,962,138)     202,349,283      (1,322,881,890)     852,097,865
                                                            ---------------  ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................        (6,866,581)      (3,291,356)         (2,234,346)        (661,890)
                                                            ---------------  ---------------     ---------------  ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................       303,095,848      456,270,076         358,662,021    1,499,345,517
Cost of shares redeemed..................................      (261,188,326)    (439,183,900)     (1,724,215,364)  (1,650,885,696)
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................        41,907,522       17,086,176      (1,365,553,343)    (151,540,179)
                                                            ---------------  ---------------     ---------------  ---------------
Total increase (decrease) in net assets..................      (304,921,197)     216,144,103      (2,690,669,579)     699,895,796

NET ASSETS:
Beginning of period......................................     1,391,414,259    1,175,270,156       4,049,807,062    3,349,911,266
                                                            ---------------  ---------------     ---------------  ---------------
End of period............................................   $ 1,086,493,062  $ 1,391,414,259     $ 1,359,137,483  $ 4,049,807,062
                                                            ===============  ===============     ===============  ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................        11,750,002       11,650,002          23,100,002       24,250,002
Shares sold..............................................         3,250,000        4,100,000           2,600,000        9,500,000
Shares redeemed..........................................        (2,750,000)      (4,000,000)        (12,800,000)     (10,650,000)
                                                            ---------------  ---------------     ---------------  ---------------
Shares outstanding, end of period........................        12,250,002       11,750,002          12,900,002       23,100,002
                                                            ===============  ===============     ===============  ===============


Page 50                 See Notes to Financial Statements



         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2022      12/31/2021       12/31/2022       12/31/2021       12/31/2022       12/31/2021       12/31/2022       12/31/2021
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$   1,073,743   $     578,162   $    2,172,391   $   (6,701,443)  $    3,638,070   $    2,920,372   $    8,414,234   $    5,118,233
       57,843      17,867,933     (111,416,162)     156,408,842       (1,238,871)       5,009,018       65,651,825       83,216,427
  (20,127,544)     (2,765,567)    (703,458,148)    (450,506,660)     (67,166,910)      39,250,974     (333,862,573)     200,157,259
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (18,995,958)     15,680,528     (812,701,919)    (300,799,261)     (64,767,711)      47,180,364     (259,796,514)     288,491,919
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   (1,136,087)       (515,676)      (5,415,781)        (275,655)      (4,101,541)      (2,732,665)      (8,373,346)      (4,964,311)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   31,623,232       8,843,090      285,231,186    1,748,106,641       79,391,146      152,028,630      125,554,676      802,243,154
  (14,943,882)    (33,811,304)    (717,271,062)    (623,172,866)    (113,732,649)     (34,511,600)    (213,394,672)    (168,774,018)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   16,679,350     (24,968,214)    (432,039,876)   1,124,933,775      (34,341,503)     117,517,030      (87,839,996)     633,469,136
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   (3,452,695)     (9,803,362)  (1,250,157,576)     823,858,859     (103,210,755)     161,964,729     (356,009,856)     916,996,744

  137,135,045     146,938,407    2,823,661,472    1,999,802,613      236,309,111       74,344,382    1,605,790,930      688,794,186
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 133,682,350   $ 137,135,045   $1,573,503,896   $2,823,661,472   $  133,098,356   $  236,309,111   $1,249,781,074   $1,605,790,930
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

    1,550,002       1,850,002       41,550,002       28,500,002        7,250,002        3,200,002       16,950,002        9,550,002
      400,000         100,000        4,650,000       22,650,000        2,700,000        5,300,000        1,550,000        9,450,000
     (200,000)       (400,000)     (12,850,000)      (9,600,000)      (4,400,000)      (1,250,000)      (2,750,000)      (2,050,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,750,002       1,550,002       33,350,002       41,550,002        5,550,002        7,250,002       15,750,002       16,950,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                      FIRST TRUST                          FIRST TRUST
                                                                      NATURAL GAS                            CHINDIA
                                                                          ETF                                  ETF
                                                                         (FCG)                                (FNI)
                                                            --------------------------------     --------------------------------
                                                              Year Ended       Year Ended          Year Ended       Year Ended
                                                              12/31/2022       12/31/2021          12/31/2022       12/31/2021
                                                            ---------------  ---------------     ---------------  ---------------

OPERATIONS:
Net investment income (loss).............................   $    22,056,076  $     3,905,504     $       140,714  $       (73,066)
Net realized gain (loss).................................       141,222,022       80,321,337         (11,257,086)      53,141,145
Net change in unrealized appreciation (depreciation).....        (5,986,689)      30,765,415         (15,786,295)     (93,625,547)
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................       157,291,409      114,992,256         (26,902,667)     (40,557,468)
                                                            ---------------  ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................       (25,396,449)      (6,273,849)           (169,765)              --
                                                            ---------------  ---------------     ---------------  ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................       843,634,059      389,376,422          49,922,217       59,830,685
Cost of shares redeemed..................................      (510,610,575)    (178,298,282)        (53,671,930)    (169,075,322)
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................       333,023,484      211,078,140          (3,749,713)    (109,244,637)
                                                            ---------------  ---------------     ---------------  ---------------
Total increase (decrease) in net assets..................       464,918,444      319,796,547         (30,822,145)    (149,802,105)

NET ASSETS:
Beginning of period......................................       423,225,254      103,428,707         107,146,684      256,948,789
                                                            ---------------  ---------------     ---------------  ---------------
End of period............................................   $   888,143,698  $   423,225,254     $    76,324,539  $   107,146,684
                                                            ===============  ===============     ===============  ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................        24,648,365       11,748,365           2,250,002        4,350,002
Shares sold..............................................        33,450,000       24,200,000           1,250,000          900,000
Shares redeemed..........................................       (21,850,000)     (11,300,000)         (1,500,000)      (3,000,000)
                                                            ---------------  ---------------     ---------------  ---------------
Shares outstanding, end of period........................        36,248,365       24,648,365           2,000,002        2,250,002
                                                            ===============  ===============     ===============  ===============


Page 52                 See Notes to Financial Statements



         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2022      12/31/2021
-------------   -------------


$   2,504,493   $   2,254,086
     (402,926)      8,564,425
  (18,078,803)     18,576,945
-------------   -------------

  (15,977,236)     29,395,456
-------------   -------------

   (2,513,482)     (2,215,667)
-------------   -------------

  136,483,565      41,856,729
  (48,799,730)    (36,109,870)
-------------   -------------

   87,683,835       5,746,859
-------------   -------------
   69,193,117      32,926,648

  117,946,624      85,019,976
-------------   -------------
$ 187,139,741   $ 117,946,624
=============   =============

    2,000,002       1,900,002
    2,450,000         750,000
     (900,000)       (650,000)
-------------   -------------
    3,550,002       2,000,002
=============   =============


                        See Notes to Financial Statements                Page 53


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                        YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021          2020            2019          2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     118.42   $     100.88   $      73.78   $      54.61   $      57.88
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.60           0.28           0.34           0.36           0.32
Net realized and unrealized gain (loss)             (29.74)         17.54          27.11          19.16          (3.29) (a)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (29.14)         17.82          27.45          19.52          (2.97)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.59)         (0.28)         (0.35)         (0.35)         (0.30)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      88.69   $     118.42   $     100.88   $      73.78   $      54.61
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                    (24.62)%        17.67%         37.35%         35.78%         (5.16)% (a)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,086,493   $  1,391,414   $  1,175,270   $    907,438   $    461,464
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.58%          0.57%          0.58%          0.59%          0.60%
Ratio of net expenses to average net assets           0.58%          0.57%          0.58%          0.59%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.61%          0.25%          0.41%          0.56%          0.52%
Portfolio turnover rate (c)                             33%            23%            28%            29%            27%

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     175.32   $     138.14   $     100.08   $      67.97   $      71.92
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.18           0.02           0.58           0.70           0.65
Net realized and unrealized gain (loss)             (69.98)         37.19          38.09          32.09          (3.98)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (69.80)         37.21          38.67          32.79          (3.33)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.16)         (0.03)         (0.61)         (0.68)         (0.62)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     105.36   $     175.32   $     138.14   $     100.08   $      67.97
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                    (39.81)%        26.94%         38.82%         48.36%         (4.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,359,137   $  4,049,807   $  3,349,911   $  2,912,388   $  1,950,669
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.57%          0.56%          0.57%          0.57%          0.57%
Ratio of net expenses to average net assets           0.57%          0.56%          0.57%          0.57%          0.57%
Ratio of net investment income (loss) to
   average net assets                                 0.12%          0.01%          0.50%          0.82%          0.84%
Portfolio turnover rate (c)                             28%            25%            31%            23%            21%


(a)   The Fund received a reimbursement from the Advisor in the amount of
      $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 54                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      88.47   $      79.43   $      58.39   $      45.66   $      48.53
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.66           0.35           0.22           0.20           0.18
Net realized and unrealized gain (loss)             (12.04)          9.00          21.04          12.73          (2.88)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (11.38)          9.35          21.26          12.93          (2.70)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.70)         (0.31)         (0.22)         (0.20)         (0.17)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      76.39   $      88.47   $      79.43   $      58.39   $      45.66
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (12.85)%        11.80%         36.48%         28.35%         (5.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    133,682   $    137,135   $    146,938   $    102,183   $     77,618
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%          0.62%          0.62%          0.64%          0.64%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.86%          0.40%          0.34%          0.38%          0.34%
Portfolio turnover rate (b)                             35%            25%            35%            31%            26%

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      67.96   $      70.17   $      24.91   $      17.63   $      20.28
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.07          (0.13)          0.11           0.13           0.12
Net realized and unrealized gain (loss)             (20.70)         (2.07)         45.36           7.36          (2.59)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (20.63)         (2.20)         45.47           7.49          (2.47)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.15)         (0.01)         (0.21)         (0.21)         (0.11)
Return of capital                                       --             --             --             --          (0.07)
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.15)         (0.01)         (0.21)         (0.21)         (0.18)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      47.18   $      67.96   $      70.17   $      24.91   $      17.63
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (30.37)%        (3.14)%       183.52%         42.69%        (12.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,573,504   $  2,823,661   $  1,999,803   $    144,467   $     83,731
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.58%          0.58%          0.60%          0.63%          0.65%
Ratio of net expenses to average net assets           0.58%          0.58%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.10%         (0.24)%         0.04%          0.58%          0.59%
Portfolio turnover rate (b)                             36%            28%            43%            26%            45%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 55


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      32.59   $      23.23   $      26.14   $      21.63   $      23.28
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.53           0.50           0.52           0.56           0.69
Net realized and unrealized gain (loss)              (8.54)          9.33          (2.72)          4.55          (1.65)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (8.01)          9.83          (2.20)          5.11          (0.96)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.60)         (0.47)         (0.71)         (0.60)         (0.69)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      23.98   $      32.59   $      23.23   $      26.14   $      21.63
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (24.63)%        42.52%         (8.10)%        23.67%         (4.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    133,098   $    236,309   $     74,344   $    198,642   $    115,696
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.50%          0.51%          0.52%          0.51%          0.52%
Ratio of net expenses to average net assets           0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                 1.84%          2.04%          2.04%          2.40%          3.05%
Portfolio turnover rate (b)                              8%             6%             6%            10%            10%

FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      94.74   $      72.13   $      59.91   $      43.96   $      48.58
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.53           0.36           0.38           0.32           0.35
Net realized and unrealized gain (loss)             (15.39)         22.60          12.24          15.96          (4.65)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (14.86)         22.96          12.62          16.28          (4.30)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.53)         (0.35)         (0.40)         (0.33)         (0.32)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      79.35   $      94.74   $      72.13   $      59.91   $      43.96
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (15.65)%        31.89%         21.20%         37.11%         (8.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,249,781   $  1,605,791   $    688,794   $    536,168   $    290,107
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.53%          0.53%          0.54%          0.55%          0.55%
Ratio of net expenses to average net assets           0.53%          0.53%          0.54%          0.55%          0.55%
Ratio of net investment income (loss) to
   average net assets                                 0.66%          0.47%          0.66%          0.61%          0.72%
Portfolio turnover rate (b)                             13%            15%            15%            12%            11%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 56                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NATURAL GAS ETF (FCG)

                                                                       YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------
                                                  2022           2021             2020           2019           2018
                                              ------------   ------------     ------------   ------------   ------------
Net asset value, beginning of period          $      17.17   $       8.80     $      12.05   $      14.69   $      22.75
                                              ------------   ------------     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.69           0.20             0.10           0.10           0.02
Net realized and unrealized gain (loss)               7.38           8.47            (3.01)         (2.39)         (7.86)
                                              ------------   ------------     ------------   ------------   ------------
Total from investment operations                      8.07           8.67            (2.91)         (2.29)         (7.84)
                                              ------------   ------------     ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.74)         (0.30)              --          (0.11)            --
Return of capital                                       --             --            (0.34)         (0.24)         (0.22)
                                              ------------   ------------     ------------   ------------   ------------
Total distributions                                  (0.74)         (0.30)           (0.34)         (0.35)         (0.22)
                                              ------------   ------------     ------------   ------------   ------------
Net asset value, end of period                $      24.50   $      17.17     $       8.80   $      12.05   $      14.69
                                              ============   ============     ============   ============   ============
TOTAL RETURN (a)                                     47.27%         98.69%          (23.22)%       (15.87)%       (34.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    888,144   $    423,225     $    103,429   $     95,209   $     88,874
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.62% (b)        0.67%          0.65%          0.63%
Ratio of net expenses to average net assets           0.60%          0.61% (b)        0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 2.82%          1.41%            1.48%          0.65%          0.07%
Portfolio turnover rate (c)                             39%            42%             103%            61%            47%

FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      47.62   $      59.07   $      39.75   $      30.93   $      39.57
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.05          (0.12)          0.09           0.14           0.04
Net realized and unrealized gain (loss)              (9.45)        (11.33)         19.42           8.81          (8.16)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (9.40)        (11.45)         19.51           8.95          (8.12)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.06)            --          (0.19)         (0.13)         (0.52)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      38.16   $      47.62   $      59.07   $      39.75   $      30.93
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (19.75)%       (19.38)%        49.25%         28.96%        (20.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     76,325   $    107,147   $    256,949   $    111,291   $    133,007
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%          0.59%          0.60%          0.60%          0.59%
Ratio of net expenses to average net assets           0.60%          0.59%          0.60%          0.60%          0.59%
Ratio of net investment income (loss) to
   average net assets                                 0.14%         (0.03)%         0.20%          0.35%          1.06%
Portfolio turnover rate (c)                             29%            43%            46%            26%            22%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   For the year ended December 31, 2021, ratio reflects excise tax of 0.01%, which is not included in the expense cap.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 57


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      58.97   $      44.75   $      51.91   $      43.16   $      52.34
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.10           1.01           1.11           1.04           0.81
Net realized and unrealized gain (loss)              (6.24)         14.20          (7.13)          8.72          (9.17)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (5.14)         15.21          (6.02)          9.76          (8.36)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.11)         (0.99)         (1.14)         (1.01)         (0.82)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      52.72   $      58.97   $      44.75   $      51.91   $      43.16
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (8.70)%        34.08%        (11.00)%        22.80%        (16.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    187,140   $    117,947   $     85,020   $    142,752   $    228,762
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.62%          0.63%          0.64%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 2.11%          1.82%          2.75%          1.98%          1.50%
Portfolio turnover rate (b)                             18%            23%            14%            15%            11%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 58                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-three exchange-traded funds. This report covers the nine funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
           Market LLC ("Nasdaq") ticker "QQEW")
        First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
           "QTEC")
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq ticker
           "QQXT")
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
           ticker "QCLN")
        First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
           "FRI")
        First Trust Water ETF - (NYSE Arca ticker "FIW")
        First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
        First Trust Chindia ETF - (NYSE Arca ticker "FNI")
        First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
           "QABA")

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             Nasdaq OMX(R) ABA Community Bank Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

                                                                         Page 59


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

      2)    the type of security;

      3)    the size of the holding;

      4)    the initial cost of the security;

      5)    transactions in comparable securities;

      6)    price quotes from dealers and/or third-party pricing services;

      7)    relationships among various securities;

      8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      9)    an analysis of the issuer's financial statements;

     10)    the existence of merger proposals or tender offers that might affect the value of the security; and

     11)    other relevant factors.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A
Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FNI.
The Bank of New York Mellon ("BNYM") acts as FNI's securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. During the fiscal year ended December 31, 2022, QQEW, QTEC,
QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a
Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2022 were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    6,866,581        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                         2,234,346                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                      1,136,087                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 5,415,781                  --                   --
First Trust S&P REIT Index Fund                                             4,101,541                  --                   --
First Trust Water ETF                                                       8,373,346                  --                   --
First Trust Natural Gas ETF                                                25,396,449                  --                   --
First Trust Chindia ETF                                                       169,765                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         2,513,482                  --                   --


The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,291,356        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                           661,890                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        515,676                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   275,655                  --                   --
First Trust S&P REIT Index Fund                                             2,732,665                  --                   --
First Trust Water ETF                                                       4,964,311                  --                   --
First Trust Natural Gas ETF                                                 6,273,849                  --                   --
First Trust Chindia ETF                                                            --                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         2,215,667                  --                   --


As of December 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $       68,151       $(129,411,693)       $ (46,769,322)
First Trust NASDAQ-100-Technology Sector Index Fund                           294,156        (411,078,895)        (342,545,354)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                          9,867         (15,846,180)           8,254,529
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --        (341,292,950)        (562,630,015)
First Trust S&P REIT Index Fund                                                23,162            (225,432)         (45,517,281)
First Trust Water ETF                                                         194,810         (14,566,866)          34,702,636
First Trust Natural Gas ETF                                                        --        (523,424,510)          15,021,065
First Trust Chindia ETF                                                            --         (94,187,209)         (30,760,400)
First Trust NASDAQ(R) ABA Community Bank Index Fund                            29,430         (13,902,549)         (14,109,612)


G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 63


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position, if any, are included in "Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax" on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in "Net realized gain
(loss) on foreign capital gains tax" on the Statements of Operations.

India's Finance Bill, 2018 ("Finance Bill, 2018") was enacted into law on March
29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax ("STT") was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.

In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The
Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.

Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess.
Subsequent to the Indian Finance Act, 2020, "The Taxation and Other Laws
(Relaxation and Amendment of Certain Provisions) Bill, 2020" (the "Bill") was
enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund.
The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund's shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of December 31,
2022, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022


                                                                        Non-Expiring
                                                                        Capital Loss
                                                                       Carryforwards
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $  129,411,693
First Trust NASDAQ-100-Technology Sector Index Fund                       411,078,895
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                     15,846,180
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               341,292,950
First Trust S&P REIT Index Fund                                               225,432
First Trust Water ETF                                                      14,566,866
First Trust Natural Gas ETF                                               523,424,510
First Trust Chindia ETF                                                    94,187,209
First Trust NASDAQ(R) ABA Community Bank Index Fund                        13,902,549


During the taxable year ended December 31, 2022, the following Fund utilized non-expiring capital loss carryforwards in the following amount:


                                                                        Capital Loss
                                                                        Carryforward
                                                                          Utilized
                                                                     ------------------
First Trust S&P REIT Index Fund                                        $      460,089


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for each Fund were as follows:


                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --       $  (62,374,936)      $  62,374,936
First Trust NASDAQ-100-Technology Sector Index Fund                                --         (327,320,439)        327,320,439
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                             --           (4,718,610)          4,718,610
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 3,901,319         (107,151,779)        103,250,460
First Trust S&P REIT Index Fund                                               222,570            1,237,861          (1,460,431)
First Trust Water ETF                                                              --          (77,486,762)         77,486,762
First Trust Natural Gas ETF                                                 3,835,785         (162,337,536)        158,501,751
First Trust Chindia ETF                                                        26,865              563,457            (590,322)
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --           (1,947,822)          1,947,822


                                                                         Page 65


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                Gross               Gross          Net Unrealized
                                                                             Unrealized          Unrealized         Appreciation
                                                          Tax Cost          Appreciation       (Depreciation)      (Depreciation)
                                                      -----------------   -----------------   -----------------   -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund      $   1,162,744,395   $     121,701,509   $    (168,470,831)  $     (46,769,322)
First Trust NASDAQ-100-Technology Sector Index
   Fund                                                   1,734,993,220          84,537,366        (427,082,720)       (342,545,354)
First Trust NASDAQ-100 Ex-Technology Sector Index
   Fund                                                     129,279,804          20,757,906         (12,503,377)          8,254,529
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index
   Fund                                                   2,266,208,365         193,906,991        (756,537,006)        562,630,015
First Trust S&P REIT Index Fund                             178,094,914             291,714         (45,808,995)        (45,517,281)
First Trust Water ETF                                     1,232,515,273         163,789,904        (129,087,268)         34,702,636
First Trust Natural Gas ETF                                 932,033,117          81,753,310         (66,732,376)         15,020,934
First Trust Chindia ETF                                     110,542,935           4,969,767         (35,730,167)        (30,760,400)
First Trust NASDAQ(R) ABA Community Bank Index
   Fund                                                     202,237,616           3,296,071         (17,405,683)        (14,109,612)


H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the
Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc. and Clean Edge(R)
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R) ABA Community Bank Index Fund             Nasdaq, Inc. and American Bankers Association


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Effective November 1, 2022, the management fee payable by each Fund to First
Trust for these services will be reduced at certain levels of each Fund's net assets ("breakpoints") and calculated pursuant to the schedule below:


                    Breakpoints                       QQEW     QTEC     QQXT     QCLN       FRI       FIW      FCG     QABA
---------------------------------------------------  ------------------------------------------------------------------------
Fund net assets up to and including $2.5 billion      0.40%    0.40%    0.40%    0.40%    0.3000%    0.40%    0.40%    0.40%
Fund net assets greater than $2.5 billion up to and
   including $5 billion                               0.39%    0.39%    0.39%    0.39%    0.2925%    0.39%    0.39%    0.39%
Fund net assets greater than $5 billion up to and
   including $7.5 billion                             0.38%    0.38%    0.38%    0.38%    0.2850%    0.38%    0.38%    0.38%
Fund net assets greater than $7.5 billion up to and
   including $10 billion                              0.37%    0.37%    0.37%    0.37%    0.2775%    0.37%    0.37%    0.37%
Fund net assets greater than $10 billion up to and
   including $15 billion                              0.36%    0.36%    0.36%    0.36%    0.2700%    0.36%    0.36%    0.36%
Fund net assets greater than $15 billion              0.34%    0.34%    0.34%    0.34%    0.2550%    0.34%    0.34%    0.34%



                    Breakpoints                        FNI
---------------------------------------------------  -------
Fund net assets up to and including $2.5 billion      0.40%
Fund net assets greater than $2.5 billion up to and
   including $5 billion                               0.39%
Fund net assets greater than $5 billion up to and
   including $7.5 billion                             0.38%
Fund net assets greater than $7.5 billion up to and
   including $10 billion                              0.37%
Fund net assets greater than $10 billion              0.36%


Prior to November 1, 2022, First Trust was entitled to receive monthly fees from each Fund calculated at the following annual rates:


                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.40%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least
April 30, 2024.


                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.60%


                                                                         Page 67


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.
These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. Prior to November 1, 2022, First Trust recovered fees that were previously waived from First Trust Natural Gas ETF of $110,513.
Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the Recovery Agreement.

The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each
Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   375,772,660   $   376,416,371
First Trust NASDAQ-100-Technology Sector Index Fund                   609,711,507       611,668,487
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 44,015,633        44,087,795
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           762,857,806       762,026,240
First Trust S&P REIT Index Fund                                        17,747,873        15,382,751
First Trust Water ETF                                                 169,338,327       169,632,083
First Trust Natural Gas ETF                                           302,439,544       302,185,667
First Trust Chindia ETF                                                28,519,601        28,457,018
First Trust NASDAQ(R) ABA Community Bank Index Fund                    21,448,739        21,554,697



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

For the fiscal year ended December 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   302,918,611   $   260,864,505
First Trust NASDAQ-100-Technology Sector Index Fund                   358,448,265     1,723,383,060
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 31,585,436        14,922,553
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           285,023,253       716,629,723
First Trust S&P REIT Index Fund                                        79,181,551       113,431,339
First Trust Water ETF                                                 125,351,903       212,913,591
First Trust Natural Gas ETF                                           841,930,426       509,146,792
First Trust Chindia ETF                                                49,869,239        53,666,801
First Trust NASDAQ(R) ABA Community Bank Index Fund                   136,350,914        48,718,671


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

                                                                         Page 69


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On December 12, 2022, the Board of Trustees of the Trust (the "Board") voted to terminate and liquidate First Trust Chindia ETF ("FNI") pursuant to a Plan of
Liquidation and Termination (the "Plan") approved by the Board. The Board has determined that the termination and liquidation of FNI is in the best interests of the Fund. FNI liquidated as a series of the Trust on January 20, 2023.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology
Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First
Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT
Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust
Chindia ETF, and First Trust NASDAQ(R) ABA Community Bank Index Fund (the
"Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of
December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the
United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2023

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 71

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          58.14%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          91.06%
First Trust Chindia ETF                                                               3.26%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                         100.00%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          92.74%
First Trust Chindia ETF                                                             100.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2022, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

The following Fund meets the requirements of Section 853 of the Internal Revenue
Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2022, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:


                                                                        Gross Foreign Income        Foreign Taxes Paid
                                                                       ----------------------     ---------------------
                                                                        Amount      Per Share      Amount     Per Share
                                                                       ----------------------     ---------------------
First Trust Chindia ETF                                                $ 702,594    $    0.35     $  48,666   $    0.02



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value

                                                                         Page 73


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

(discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets.
While the U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                                                         Page 75


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
        First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)
        First Trust S&P REIT Index Fund (FRI)
        First Trust Chindia ETF (FNI)
        First Trust Natural Gas ETF (FCG)
        First Trust Water ETF (FIW)
        First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the Amendment for each Fund at a meeting held on October 24,
2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022.
Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the
October meeting.

In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendment is to modify the advisory fee rate for each Fund under the
Agreement by introducing a breakpoint schedule pursuant to which the advisory fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to each Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for each Fund for a one-year period ending June
30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board noted that the Advisor had previously agreed to waive management fees and reimburse certain expenses for a specified period to prevent each Fund's expense ratio from exceeding a particular expense cap, that the expense cap for each Fund would continue following entry into the Amendment, and that under the current terms of the expense caps, expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred under certain conditions. The Board noted
that in connection with the Amendment, the Advisor agreed to amend the terms of the expense caps to eliminate its ability to recover any fees waived or expenses reimbursed.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of each Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,841,314.
This figure is comprised of $148,914 paid (or to be paid) in fixed compensation and $3,692,400 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include
$2,025,920 paid (or to be paid) to senior management of First Trust Advisors
L.P. and $1,815,394 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 77


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS             OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical Group,       222      None
(1951)                                           Physician & Officer, Wheaton Orthopedics
                              o Since Inception  (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors               222      Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                       Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                            Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMIS Hong
                                                                                                          Kong Ltd., and Futures
                                                                                                          Industry Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       222      Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                    of Advocate Home Health
                              o Since 2021       Continuing Health Division (Integrated                   Services, Advocate Home
                                                 Healthcare System)                                       Care Products and Advocate
                                                                                                          Hospice; Director and
                                                                                                          Board Chair of Aurora At
                                                                                                          Home (since 2018);
                                                                                                          Director of Advocate
                                                                                                          Physician Partners
                                                                                                          Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care Hospitals;
                                                                                                          and Director of Senior
                                                                                                          Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          222      Formerly, Director of
(1956)                                           and Management Consulting)                               Trust Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        222      None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust            222      None
Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception  L.P., Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer,
(1966)                Executive Officer                                    First Trust Advisors L.P. and First Trust Portfolios
                                                   o Since January 2016    L.P.; Chief Financial Officer, BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                    First Trust Portfolios L.P.
                      Accounting Officer           o Since January 2016

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 79


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Dividend Strength ETF (FTDS)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)
First Trust Growth Strength ETF (FTGS)
First Trust Indxx Aerospace & Defense ETF (MISL)

Annual Report
For The Period Ended
December 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2022.
Please note that both the First Trust Growth Strength ETF and the First Trust
Indxx Aerospace & Defense ETF were incepted on October 25, 2022 and therefore, any information in this letter or the annual report prior to the Funds'
inception date does not apply to those Funds.

The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500(R) Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.

A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the "Fed")
described this as a "soft landing," stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the
Federal Funds rate has been since 2008.

The economic impact of the Fed's tighter monetary policy quickly became evident.
Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product ("GDP") growth rate since March
2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing
12-month rate on the Consumer Price Index ("CPI"), appears to be responding to the Fed's tightening. After peaking at 9.1% in June 2022, the CPI rate fell to
6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly
125,000 employees have lost their jobs since June 2022 as more than 120 U.S.
companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.

Since 1928, the S&P 500(R) Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the
U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve (the "Fed") remained steadfast in its battle with stubbornly high inflation in 2022. The Federal Funds target rate (upper bound), which stood at a mere 0.25% in January 2022 closed the year at 4.50%, its highest level in over a decade. Fortunately, it appears that inflation, as measured by the
Consumer Price Index ("CPI") is responding to the Fed's tightening. After peaking at 9.1% on a trailing 12-month basis in June 2022, the CPI fell to 6.5%
in December 2022. While we were glad to see a decline in the CPI, it still stands significantly higher than the Fed's stated goal of 2.0%, suggesting that further action by the Fed may be warranted, in my opinion.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2022 projected a 2.7% real gross domestic product ("GDP") growth rate for 2023, down from 3.2% in 2022. The IMF is calling for a 1.0% growth rate for the U.S. GDP in 2023, down from its 1.6% estimate for 2022. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2023 growth rate estimates are 3.7% and
1.1%, respectively.

Investors continued to funnel capital into exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") in 2022 despite the sharp sell-off in the markets. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. stood at $6.51 trillion as of year-end, down 9.8% from $7.21 trillion at the end of 2021, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. stood at $607.23 billion in 2022, their second highest level on record, surpassed only by the
$919.78 billion of inflows in 2021.

U.S. STOCKS AND BONDS

In 2022, three of the major U.S. stock indices posted substantial double-digit losses. The S&P 500(R) Index, the S&P MidCap 400(R) Index and the S&P SmallCap
600(R) Index posted total returns of -18.11%, -13.06%, and -16.10%, respectively, according to Bloomberg. Of the 11 major sectors that comprise the
S&P 500(R) Index, only the Energy and Utilities sectors posted positive total returns, up 65.72% and 1.57%, respectively. The two worst-performing sectors were the Communication Services sector, down 39.89% and the Consumer
Discretionary sector, down 37.03%. Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P 500(R) Index for 2023 and 2024 were 1.97% and
9.87%, respectively, as of January 6, 2023.

The yield on the benchmark 10-Year Treasury Note ("T-Note") closed trading on
December 30, 2022, at 3.88%, according to Bloomberg. The 3.88% yield stood 173 basis points ("bps") above its 2.15% average for the 10-year period ended
December 30, 2022. Its yield rose 237 bps in 2022. Most bond investors likely know that as yields increase, prices fall. As indicated by the sizeable increase in the yield on the 10-Year T-Note, bond investors endured a challenging year of declines in 2022. In the U.S. bond market, all the major bond groups posted negative total returns in 2022. The top performing major debt group we track was intermediate Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of -7.77%.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 8.21% against a basket of major currencies in
2022, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY Index closed 2022 at a reading of 103.52, significantly above its 20-year average of 88.53. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -16.60% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 16.25% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -20.09% (USD), while the MSCI World ex USA Index declined by 14.29% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST DIVIDEND STRENGTH ETF (FTDS)

The First Trust Dividend Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Dividend Strength Index(TM) (the
"Index"). The Index is owned, developed, maintained and sponsored by Nasdaq,
Inc. (the "Index Provider"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index is designed to provide exposure to well-capitalized companies with a history of increasing their dividends. The term "well-capitalized" reflects companies that have strong balance sheets with durable cash flow and a record of profitability. According to the Index Provider, the Index screens companies for strong balance sheets, a high degree of liquidity, the ability to increase dividends and a record of dividend growth. To be eligible for inclusion in the Index, according to the
Index Provider, a security must: (i) have a minimum market capitalization of $5 billion; (ii) be ranked in the top 1,500 securities in the Nasdaq US Benchmark
Index by free-float market capitalization; and (iii) have a minimum three-month average daily dollar trading volume of $5 million. To be included in the Index, according to the Index Provider, a security's issuer must also have: (i) a long-term debt to market cap ratio of less than 40%, (ii) a return on equity of greater than 10%, (iii) a 5-year compounded dividend growth rate greater than
5%, and (iv) a dividend payout ratio of less than 50%. Each eligible security is ranked based upon indicated dividend yield. Securities within each Industry
Classification Benchmark industry are ranked by dividend yield relative to their industry peers, with the highest indicated dividend yielding security receiving a rank of 1. The top 15 securities per industry are selected and combined for the final evaluation universe. Each remaining security from the combined evaluation universe is reranked based on indicated dividend yield with a rank of
1 representing the highest indicated dividend yield. The top 50 securities are selected and are equally weighted. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                              1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                              Ended       Ended       Ended       (12/5/06)      Ended       Ended       (12/5/06)
                                             12/31/22    12/31/22    12/31/22    to 12/31/22    12/31/22    12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                          -13.75%      6.68%        9.46%        6.15%        38.18%     146.94%       160.86%
Market Price                                 -13.78%      6.69%        9.48%        6.16%        38.25%     147.40%       161.26%

INDEX PERFORMANCE
The Dividend Strength Index(TM) (1)(2)         N/A         N/A         N/A           N/A          N/A         N/A           N/A
Nasdaq AlphaDEX(R) Total US Market Index(1)  -12.73%      7.57%        N/A           N/A         44.05%       N/A           N/A
S&P 500(R) Index(3)                          -18.11%      9.42%       12.56%        8.58%        56.88%     226.54%       275.53%
Russell 3000(R) Index                        -19.21%      8.79%       12.13%        8.41%        52.37%     214.28%       265.92%
Dow Jones U.S. Select Dividend Index           2.31%      8.38%       11.92%        7.78%        49.51%     208.30%       233.57%
------------------------------------------------------------------------------------------------------------------------------------


(1)   On January 9, 2015, the Fund's underlying index changed from the Value
      Line(R) Equity Allocation Index to the Nasdaq AlphaDEX(R) Total US Market
      Index. On April 29, 2022, the Fund's underlying index changed again from the Nasdaq AlphaDEX(R) Total US Market Index to The Dividend Strength
      Index(TM). Therefore, the Fund's performance and total returns shown are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Nasdaq AlphaDEX(R) Total US
      Market Index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(2)   Because the Fund's underlying Index has an inception date of March 7,
      2022, performance data for the Index is not available for the periods shown in the table.

(3)   The S&P 500(R) Index will serve as the Fund's new primary benchmark index.
      The Fund's portfolio managers believe that the S&P 500(R) Index provides a more appropriate comparison to Fund returns.

(See Notes to Fund Performance Overview on page 14.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -13.75% during the
12-month period covered by this report. During the same period, the Dow Jones
U.S. Select Dividend Index (the "Benchmark") generated a return of 2.31%.
Investments in the Financials sector were the largest sector allocation by average weight at 27.3%. The largest contribution to the Fund's return was the
Information Technology sector, which contributed -5.6%. The largest positive contribution to the Fund's return came from the Energy sector. This sector contributed 2.3%, while only having an average weight of 5.0% during the period.

-----------------------------
Nasdaq(R) and The Dividend Strength Index(TM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The
Fund is not issued, endorsed, sold or promoted by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DIVIDEND STRENGTH ETF (FTDS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                     30.1%
Industrials                                    26.8
Information Technology                         11.2
Consumer Discretionary                          9.8
Energy                                          9.5
Health Care                                     4.4
Materials                                       4.1
Consumer Staples                                2.1
Real Estate                                     2.0
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Caterpillar, Inc.                               2.4%
Best Buy Co., Inc.                              2.4
BlackRock, Inc.                                 2.2
Norfolk Southern Corp.                          2.2
Aflac, Inc.                                     2.2
Merck & Co., Inc.                               2.2
Quest Diagnostics, Inc.                         2.2
A.O. Smith Corp.                                2.2
Hartford Financial Services
   Group (The), Inc.                            2.1
PACCAR, Inc.                                    2.1
                                             -------
   Total                                       22.2%
                                             =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2012 - DECEMBER 31, 2022

            First Trust Dividend        S&P 500(R)        Russell 3000(R)        Dow Jones U.S. Select
                Strength ETF              Index                Index                Dividend Index
12/12             $10,000                $10,000              $10,000                   $10,000
06/13              11,443                 11,382               11,406                    11,385
12/13              13,465                 13,238               13,355                    12,906
06/14              14,144                 14,183               14,282                    14,179
12/14              13,783                 15,051               15,032                    14,888
06/15              13,946                 15,236               15,324                    14,356
12/15              12,959                 15,259               15,105                    14,645
06/16              13,381                 15,845               15,652                    16,922
12/16              14,964                 17,084               17,028                    17,865
06/17              16,094                 18,680               18,549                    18,953
12/17              17,872                 20,813               20,626                    20,623
06/18              18,664                 21,365               21,290                    20,833
12/18              16,062                 19,901               19,544                    19,396
06/19              18,804                 23,591               23,201                    22,042
12/19              20,134                 26,167               25,607                    23,878
06/20              17,575                 25,361               24,716                    18,701
12/20              22,886                 30,981               30,959                    22,787
06/21              27,134                 35,706               35,637                    28,185
12/21              28,634                 39,873               38,902                    30,135
06/22              23,368                 31,914               30,694                    29,364
12/22              24,694                 32,654               31,428                    30,830


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average(R) Equal
Weight Index (the "Index"). The Index is developed, maintained and sponsored by
S&P Dow Jones Indices LLC (the "Index Provider"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is an equal weight version of the Dow
Jones Industrial Average(R) (the "DJIA"). The 30 securities comprising the DJIA are issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities. According to the Index Provider, inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field;
(iii) the company has a history of successful growth; (iv) there is wide interest in the company among individual and institutional investors; and (v)
the company should be incorporated and headquartered in the U.S. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. According to the Index
Provider, in the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the Index, and the component that replaces the removed component will be added to the Index at the same weight as the component that was removed. The Index is rebalanced quarterly and reconstituted as needed and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The
Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 9, 2017.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL          CUMULATIVE
                                                                                    TOTAL RETURNS          TOTAL RETURNS
                                                             1 Year     5 Years       Inception       5 Years      Inception
                                                             Ended       Ended         (8/8/17)        Ended       (8/8/17)
                                                            12/31/22    12/31/22     to 12/31/22      12/31/22    to 12/31/22
FUND PERFORMANCE
NAV                                                          -7.52%      7.54%           9.06%         43.81%       59.66%
Market Price                                                 -7.55%      7.49%           9.05%         43.49%       59.60%

INDEX PERFORMANCE
Dow Jones Industrial Average(R) Equal Weight Index           -7.14%      8.19%           9.71%         48.21%       64.86%
Dow Jones Industrial Average(R)                              -6.86%      8.38%          10.21%         49.53%       69.01%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 14.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.52% during the 12-month period covered by this report. During the same period, the Dow Jones Industrial Average(R) (the
"Benchmark") generated a return of -6.86%. The largest sector allocation by weight in the Fund was the Information Technology sector, with an average portfolio weight of 22.8%. This sector also contributed the most to the Fund's return, contributing -6.1%. The largest positive contribution to the Fund's return came from the Health Care sector, which contributed 2.6% to the Fund's return.

-----------------------------
Dow Jones Industrial Average(R) Equal Weight Index ("Index") is a product of S&P
Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First Trust. S&P(R) is a registered trademark of Standard & Poor's Financial
Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones
Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         22.8%
Industrials                                    13.7
Health Care                                    13.3
Financials                                     13.2
Consumer Staples                               13.1
Consumer Discretionary                         10.2
Communication Services                          6.7
Energy                                          3.6
Materials                                       3.4
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NIKE, Inc., Class B                             3.6%
Chevron Corp.                                   3.6
Boeing (The) Co.                                3.6
Caterpillar, Inc.                               3.5
Verizon Communications, Inc.                    3.5
Merck & Co., Inc.                               3.4
JPMorgan Chase & Co.                            3.4
Honeywell International, Inc.                   3.4
Salesforce, Inc.                                3.4
Travelers (The) Cos., Inc.                      3.4
                                             -------
   Total                                       34.8%
                                             =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  AUGUST 8, 2017 - DECEMBER 31, 2022

                                        Dow Jones Industrial
            First Trust Dow 30           Average (R) Equal            Dow Jones Industrial
             Equal Weight ETF               Weight Index                   Average(R)
08/17            $10,000                      $10,000                       $10,000
12/17             11,102                       11,124                        11,302
06/18             11,024                       11,069                        11,219
12/18             11,004                       11,079                        10,908
06/19             12,615                       12,739                        12,588
12/19             13,676                       13,849                        13,674
06/20             12,342                       12,576                        12,521
12/20             14,552                       14,874                        15,004
06/21             16,500                       16,922                        17,072
12/21             17,263                       17,753                        18,146
06/22             14,914                       15,372                        15,526
12/22             15,966                       16,486                        16,901


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor
Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc.
(the "Index Provider"). The Index is calculated and maintained by Nasdaq, Inc.
The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index utilizes the Index Provider's risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: momentum, value, quality and volatility. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio after the Index changes are made public. The Fund's shares are listed for trading on CBOE BZX Exchange, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL         CUMULATIVE
                                                                                  TOTAL RETURNS         TOTAL RETURNS
                                                                  1 Year            Inception             Inception
                                                                  Ended             (7/25/18)             (7/25/18)
                                                                  12/31/22         to 12/31/22           to 12/31/22
FUND PERFORMANCE
NAV                                                               -20.37%             8.54%                43.81%
Market Price                                                      -20.37%             8.54%                43.86%

INDEX PERFORMANCE
The Lunt Capital Large Cap Factor Rotation Index                  -19.84%             9.34%                48.62%
Nasdaq US 500 Large Cap Index(TM)                                 -19.45%             8.72%                44.88%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 14.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -20.37% during the 12-month period covered by this report. During the same period, the Nasdaq US 500 Large Cap Index(TM) (the
"Benchmark") generated a return of -19.45%. The largest sector allocation by weight was the Financials sector, with an average portfolio weight of 17.0%. The
Energy and Information Technology sectors were also highly weighted, at 15.5%
each. The Information Technology sector contributed most to the Fund's return, contributing -10.2%. The largest positive contribution to the Fund's return came from the Energy sector, contributing 4.3% to the Fund's return.

-----------------------------
Lunt Capital Management, Inc. ("Lunt") and the Lunt Capital Large Cap Factor
Rotation Index ("Lunt Index") are trademarks of Lunt and have been licensed for use for certain purposes by First Trust. The First Trust Lunt U.S. Factor
Rotation ETF is based on the Lunt Index and is not sponsored, endorsed, sold or promoted by Lunt, and Lunt makes no representation regarding the advisability of trading in such fund. Lunt has contracted with Nasdaq, Inc. to calculate and maintain the Lunt Index. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the
Fund particularly, or the ability of the Lunt Index to track general stock performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                     23.4%
Energy                                         16.6
Health Care                                    11.7
Industrials                                    10.2
Consumer Staples                               10.1
Information Technology                          9.1
Consumer Discretionary                          8.4
Materials                                       4.6
Communication Services                          2.7
Utilities                                       1.6
Real Estate                                     1.6
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Occidental Petroleum Corp.                      2.3%
O'Reilly Automotive, Inc.                       2.2
Cheniere Energy, Inc.                           2.0
Marathon Petroleum Corp.                        2.0
LPL Financial Holdings, Inc.                    1.8
EQT Corp.                                       1.7
Texas Pacific Land Corp.                        1.5
Hess Corp.                                      1.4
Marathon Oil Corp.                              1.3
W.R. Berkley Corp.                              1.2
                                             -------
   Total                                       17.4%
                                             =======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 JULY 25, 2018 - DECEMBER 31, 2022

            First Trust Lunt U.S.       Lunt Capital Large Cap          Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index(TM)
07/18              $10,000                     $10,000                     $10,000
12/18                8,791                       8,813                       8,869
06/19               10,828                      10,901                      10,567
12/19               11,459                      11,578                      11,711
06/20               11,988                      12,168                      11,509
12/20               14,899                      15,184                      14,220
06/21               17,627                      18,031                      16,261
12/21               18,060                      18,540                      17,985
06/22               13,895                      14,313                      14,185
12/22               14,381                      14,862                      14,488


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GROWTH STRENGTH ETF (FTGS)

The First Trust Growth Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Growth Strength Index(TM) (the "Index").
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts ("REITs") that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider"). The
Index seeks to provide exposure to a mix of domestic equities with filters for liquidity, return on equity, long-term debt, revenue and cash flow growth.
Companies that do not meet requirements for maximum metrics on those criteria are filtered out of, or excluded from, the Index, according to the Index
Provider. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on The Nasdaq Stock Market
LLC. The first day of secondary market trading in shares of the Fund was October
26, 2022.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/25/22)
                                                                                                         to 12/31/22
FUND PERFORMANCE
NAV                                                                                                         1.20%
Market Price                                                                                                1.39%

INDEX PERFORMANCE
The Growth Strength Index(TM)                                                                               1.13%
S&P 500(R) Index                                                                                           -0.15%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 14.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.20% for the period from the Fund's inception date of October 25, 2022 through December 31, 2022. During the same period, the S&P 500(R) Index (the "Benchmark") generated a return of -0.15%.
During the same period, the Fund was most heavily weighted towards investments in the Semiconductors & Semiconductor Equipment industry, which had an average weight of 15.6%. Investments in the Biotechnology industry generated a contribution of 1.5% to the Fund's to return, which was the greatest positive contribution of any industry. The largest negative contribution to the Fund's return was from the Automobiles industry, which contributed -0.9% to the Fund's return during the period.

-----------------------------
Nasdaq(R) and The Growth Index(TM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the
"Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GROWTH STRENGTH ETF (FTGS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         30.4%
Health Care                                    26.3
Energy                                         14.6
Industrials                                     6.3
Materials                                       5.5
Real Estate                                     4.2
Financials                                      4.0
Communication Services                          3.5
Consumer Discretionary                          3.4
Consumer Staples                                1.8
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Horizon Therapeutics PLC                        3.4%
KLA Corp.                                       2.5
Broadcom, Inc.                                  2.4
Hologic, Inc.                                   2.3
Etsy, Inc.                                      2.3
Applied Materials, Inc.                         2.3
NVIDIA Corp.                                    2.3
Abbott Laboratories                             2.2
Pfizer, Inc.                                    2.2
Incyte Corp.                                    2.2
                                             -------
   Total                                       24.1%
                                             =======


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        OCTOBER 25, 2022 - DECEMBER 31, 2022

            First Trust Growth       The Growth Strength       S&P 500(R)
               Strength ETF               Index(TM)              Index
10/25/22         $10,000                   $10,000              $10,000
12/31/22          10,120                    10,113                9,985


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX AEROSPACE & DEFENSE ETF (MISL)

The First Trust Indxx Aerospace & Defense ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx US Aerospace & Defense Index
(the "Index"). Under normal market conditions, the Fund will invest at least 80%
of its net assets (plus any borrowings for investment purposes) in the common stocks that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index.
The Index is developed, maintained and sponsored by Indxx, Inc. (the "Index
Provider").

According to the Index Provider, the Index's starting universe consists of U.S.
companies engaged in business activities associated with the following aerospace and defense sub-themes, as identified by the Index Provider as Advanced
Aerospace & Defense and are (1) Hypersonic: Companies involved in developing
Hypersonic warfare weapons technology for defense related applications; (2)
Directed Energy: Companies involved in developing weapons like high power microwaves, laser technology products and electromagnetic weapons for defense related applications; (3) Space Technologies: Companies involved in developing rockets, satellites and launch vehicles; (4) Unmanned Aerial Vehicle/Advanced
Air Mobility: Companies that develop military aircrafts guided by remote control or programmed autonomously and companies involved in developing an air transportation system that moves cargo and people for defense related applications; or (5) Autonomous, Cybersecurity and C5ISR Systems: Companies
involved in providing autonomous, cybersecurity, and C5ISR solutions for improving national security, enhancing public safety and designing better combat results. These sub-themes also include the commercial (non-government/defense)
application of such activities. According to the Index Provider, the starting universe also includes Traditional Aerospace & Defense companies that manufacture construction materials, electronics, and telecommunications equipment used in the manufacture of aircraft for both defense and commercial aviation. From the starting universe, only companies that derive at least 50% of revenues from aerospace and defense activities in one or more of the sub-themes identified above will be eligible for inclusion in the Index, according to the
Index Provider. These companies have their principal business strategies and/or growth prospects inextricably linked to aerospace and defense. The top 50 securities are selected and weighted. The Index is rebalanced quarterly and reconstituted semi-annually, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was October 26, 2022.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/25/22)
                                                                                                         to 12/31/22
FUND PERFORMANCE
NAV                                                                                                         7.34%
Market Price                                                                                                7.44%

INDEX PERFORMANCE
Indxx US Aerospace & Defense Index                                                                          7.40%
S&P 500(R) Index                                                                                           -0.15%
S&P Composite 1500 Aerospace & Defense Index                                                                9.23%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 14.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 7.34% for the period from the Fund's inception date of October 25, 2022 through December 31, 2022. During the same period, the S&P 500(R) Index (the "Benchmark") generated a return of -0.15%.
During the same period, the Fund was most heavily weighted towards investments in the Aerospace & Defense sub-industry. This sub-industry also contributed the most to the Fund's return, at 7.3%. The largest, and only negative, contribution to the Fund's return came from the Alternative Carriers sub-industry. This sub-industry had an average weight of 0.5% and contributed a relatively negligible -0.1% to the Fund's total return.

-----------------------------
Indxx and Indxx US Aerospace & Defense Index ("Index") are trademarks of Indxx,
Inc. ("Indxx") and have been licensed for use for certain purposes by First
Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product.
The Index is determined, composed and calculated by Indxx without regard to
First Trust or the Fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX AEROSPACE & DEFENSE ETF (MISL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                    99.6%
Communication Services                          0.4
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Boeing (The) Co.                                9.6%
Lockheed Martin Corp.                           8.4
Raytheon Technologies Corp.                     8.2
Northrop Grumman Corp.                          7.9
General Dynamics Corp.                          7.5
TransDigm Group, Inc.                           4.1
Howmet Aerospace, Inc.                          4.1
Leidos Holdings, Inc.                           4.0
Textron, Inc.                                   4.0
HEICO Corp.                                     3.7
                                             -------
   Total                                       61.5%
                                             =======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          OCTOBER 25, 2022 - DECEMBER 31, 2022

               First Trust Indxx          Indxx Aerospace &       S&P 500(R)           S&P Composite 1500
            Aerospace & Defense ETF         Defense Index           Index           Aerospace & Defense Index
10/25/22            $10,000                    $10,000             $10,000                   $10,000
12/31/22             10,734                     10,740               9,985                    10,923


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Dividend Strength ETF, First Trust Dow 30 Equal
Weight ETF, First Trust Lunt U.S. Factor Rotation ETF, First Trust Growth
Strength ETF, or First Trust Indxx Aerospace & Defense ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs;
and (2) ongoing costs, including management fees, distribution and/or service
(12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                        EXPENSE RATIO       EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE        DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE      SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2022      DECEMBER 31, 2022      PERIOD           PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DIVIDEND STRENGTH ETF (FTDS)
Actual                                              $1,000.00            $1,056.90          0.70% (a)           $3.63
Hypothetical (5% return before expenses)            $1,000.00            $1,021.68          0.70% (a)           $3.57

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                              $1,000.00            $1,070.50          0.50%               $2.61
Hypothetical (5% return before expenses)            $1,000.00            $1,022.68          0.50%               $2.55

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)
Actual                                              $1,000.00            $1,034.90          0.65%               $3.33
Hypothetical (5% return before expenses)            $1,000.00            $1,021.93          0.65%               $3.31



-----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED        EXPENSES PAID
                                                                                        EXPENSE RATIO     DURING THE PERIOD
                                                    BEGINNING             ENDING         BASED ON THE   OCTOBER 25, 2022 (c)
                                                  ACCOUNT VALUE        ACCOUNT VALUE    NUMBER OF DAYS           TO
                                               OCTOBER 25, 2022 (c)  DECEMBER 31, 2022  IN THE PERIOD   DECEMBER 31, 2022 (d)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST GROWTH STRENGTH ETF (FTGS)
Actual                                              $1,000.00            $1,012.00          0.60%               $1.12
Hypothetical (5% return before expenses)            $1,000.00            $1,022.18          0.60%               $3.06

FIRST TRUST INDXX AEROSPACE & DEFENSE ETF (MISL)
Actual                                              $1,000.00            $1,073.40          0.60%               $1.16
Hypothetical (5% return before expenses)            $1,000.00            $1,022.18          0.60%               $3.06


(a)   These expense ratios reflect an expense cap. See Note 3 in Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).

(c)   Inception date.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October
      25, 2022 through December 31, 2022), multiplied by 68/365. Hypothetical expenses are assumed for the most recent six-month period.

                                                                         Page 15


FIRST TRUST DIVIDEND STRENGTH ETF (FTDS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 3.7%
       1,492 General Dynamics Corp.            $      370,180
       1,448 Huntington Ingalls Industries,
                Inc.                                  334,025
                                               --------------
                                                     704,205
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.0%
       2,186 United Parcel Service, Inc.,
                Class B                               380,014
                                               --------------
             BANKS -- 13.3%
       5,539 Comerica, Inc.                           370,282
       2,547 Cullen/Frost Bankers, Inc.               340,534
       5,426 East West Bancorp, Inc.                  357,573
       5,000 Popular, Inc.                            331,600
      18,542 Regions Financial Corp.                  399,766
      10,096 Synovus Financial Corp.                  379,105
       7,569 Zions Bancorp N.A.                       372,092
                                               --------------
                                                    2,550,952
                                               --------------
             BUILDING PRODUCTS -- 2.2%
       7,220 A.O. Smith Corp.                         413,273
                                               --------------
             CAPITAL MARKETS -- 6.3%
         606 BlackRock, Inc.                          429,430
       4,543 Northern Trust Corp.                     402,010
       3,530 T. Rowe Price Group, Inc.                384,982
                                               --------------
                                                    1,216,422
                                               --------------
             CHEMICALS -- 2.0%
       3,824 Celanese Corp.                           390,966
                                               --------------
             CONTAINERS & PACKAGING -- 2.1%
       3,095 Packaging Corp. of America               395,881
                                               --------------
             DISTRIBUTORS -- 2.0%
       2,229 Genuine Parts Co.                        386,754
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.8%
      11,244 Corning, Inc.                            359,133
       3,150 TE Connectivity Ltd.                     361,620
                                               --------------
                                                      720,753
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.0%
       8,141 First Industrial Realty Trust,
                Inc.                                  392,885
                                               --------------
             FOOD PRODUCTS -- 2.1%
       3,986 Bunge Ltd.                               397,683
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.2%
       2,647 Quest Diagnostics, Inc.                  414,097
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.8%
       3,791 Texas Roadhouse, Inc.                    344,791
                                               --------------
             INSURANCE -- 10.4%
       5,936 Aflac, Inc.                              427,036
      10,265 Fidelity National Financial, Inc.        386,169
       5,387 Hartford Financial Services Group
                (The), Inc.                           408,496

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
       4,591 Principal Financial Group, Inc.   $      385,277
       2,054 Travelers (The) Cos., Inc.               385,105
                                               --------------
                                                    1,992,083
                                               --------------
             MACHINERY -- 10.6%
       1,903 Caterpillar, Inc.                        455,883
       1,555 Cummins, Inc.                            376,761
       4,126 PACCAR, Inc.                             408,350
       1,344 Parker-Hannifin Corp.                    391,104
       1,742 Snap-on, Inc.                            398,029
                                               --------------
                                                    2,030,127
                                               --------------
             MULTILINE RETAIL -- 1.8%
       2,274 Target Corp.                             338,917
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 9.5%
       2,090 Chevron Corp.                            375,134
       2,907 ConocoPhillips                           343,026
       7,097 Ovintiv, Inc.                            359,889
       3,604 Phillips 66                              375,104
       2,833 Valero Energy Corp.                      359,395
                                               --------------
                                                    1,812,548
                                               --------------
             PHARMACEUTICALS -- 2.2%
       3,783 Merck & Co., Inc.                        419,724
                                               --------------
             PROFESSIONAL SERVICES -- 1.9%
       4,957 Robert Half International, Inc.          365,975
                                               --------------
             ROAD & RAIL -- 6.4%
       2,469 Landstar System, Inc.                    402,200
       1,740 Norfolk Southern Corp.                   428,771
       1,900 Union Pacific Corp.                      393,433
                                               --------------
                                                    1,224,404
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 5.7%
      13,420 Intel Corp.                              354,691
       3,127 QUALCOMM, Inc.                           343,782
       4,302 Skyworks Solutions, Inc.                 392,041
                                               --------------
                                                    1,090,514
                                               --------------
             SPECIALTY RETAIL -- 4.2%
       5,676 Best Buy Co., Inc.                       455,272
       3,077 Williams-Sonoma, Inc.                    353,609
                                               --------------
                                                      808,881
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.7%
       5,517 NetApp, Inc.                             331,351
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          19,123,200
             (Cost $19,161,319)                --------------

             MONEY MARKET FUNDS -- 0.1%
      13,124 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (a)                      13,124
             (Cost $13,124)                    --------------

Page 16                 See Notes to Financial Statements


FIRST TRUST DIVIDEND STRENGTH ETF (FTDS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

             DESCRIPTION                           VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%       $   19,136,324
             (Cost $19,174,443)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                  (9,023)
                                               --------------
             NET ASSETS -- 100.0%              $   19,127,301
                                               ==============

(a)   Rate shown reflects yield as of December 31, 2022.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                    LEVEL 2       LEVEL 3
                                                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                  VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                                                 12/31/2022          PRICES          INPUTS        INPUTS
                                               -------------------------------------------------------------
Common Stocks*...............................  $    19,123,200  $     19,123,200  $         --  $         --
Money Market Funds...........................           13,124            13,124            --            --
                                               -------------------------------------------------------------
Total Investments............................  $    19,136,324  $     19,136,324  $         --  $         --
                                               =============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 17


FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.6%
      29,639 Boeing (The) Co. (a)              $    5,645,933
                                               --------------
             BANKS -- 3.4%
      40,263 JPMorgan Chase & Co.                   5,399,268
                                               --------------
             BEVERAGES -- 3.4%
      84,275 Coca-Cola (The) Co.                    5,360,733
                                               --------------
             BIOTECHNOLOGY -- 3.2%
      19,097 Amgen, Inc.                            5,015,636
                                               --------------
             CAPITAL MARKETS -- 3.2%
      14,817 Goldman Sachs Group (The), Inc.        5,087,862
                                               --------------
             CHEMICALS -- 3.4%
     106,000 Dow, Inc.                              5,341,340
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.3%
     109,806 Cisco Systems, Inc.                    5,231,158
                                               --------------
             CONSUMER FINANCE -- 3.2%
      34,575 American Express Co.                   5,108,456
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.5%
     142,278 Verizon Communications, Inc.           5,605,753
                                               --------------
             ENTERTAINMENT -- 3.1%
      56,984 Walt Disney (The) Co. (a)              4,950,770
                                               --------------
             FOOD & STAPLES RETAILING -- 6.4%
     131,615 Walgreens Boots Alliance, Inc.         4,917,136
      36,619 Walmart, Inc.                          5,192,208
                                               --------------
                                                   10,109,344
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.3%
       9,869 UnitedHealth Group, Inc.               5,232,347
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
      19,561 McDonald's Corp.                       5,154,910
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.4%
      35,259 Procter & Gamble (The) Co.             5,343,854
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 6.6%
      42,313 3M Co.                                 5,074,175
      25,144 Honeywell International, Inc.          5,388,359
                                               --------------
                                                   10,462,534
                                               --------------

SHARES       DESCRIPTION                            VALUE
-------------------------------------------------------------
             INSURANCE -- 3.4%
      28,663 Travelers (The) Cos., Inc.        $    5,374,026
                                               --------------
             IT SERVICES -- 6.6%
      36,186 International Business Machines
                Corp.                               5,098,245
      25,497 Visa, Inc., Class A                    5,297,257
                                               --------------
                                                   10,395,502
                                               --------------
             MACHINERY -- 3.5%
      23,412 Caterpillar, Inc.                      5,608,579
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.6%
      31,674 Chevron Corp.                          5,685,166
                                               --------------
             PHARMACEUTICALS -- 6.8%
      30,278 Johnson & Johnson                      5,348,609
      48,917 Merck & Co., Inc.                      5,427,341
                                               --------------
                                                   10,775,950
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.1%
     188,428 Intel Corp.                            4,980,152
                                               --------------
             SOFTWARE -- 6.7%
      21,682 Microsoft Corp.                        5,199,777
      40,585 Salesforce, Inc. (a)                   5,381,165
                                               --------------
                                                   10,580,942
                                               --------------
             SPECIALTY RETAIL -- 3.3%
      16,604 Home Depot (The), Inc.                 5,244,540
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.1%
      37,430 Apple, Inc.                            4,863,280
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.6%
      48,630 NIKE, Inc., Class B                    5,690,196
                                               --------------
             TOTAL INVESTMENTS -- 100.0%          158,248,231
             (Cost $162,019,452)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    25,807
                                               --------------
             NET ASSETS -- 100.0%              $  158,274,038
                                               ==============

(a)   Non-income producing security.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                    LEVEL 2       LEVEL 3
                                                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                  VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                                                 12/31/2022          PRICES          INPUTS        INPUTS
                                               -------------------------------------------------------------
Common Stocks*...............................  $   158,248,231  $    158,248,231  $         --  $         --
                                               =============================================================


* See Portfolio of Investments for industry breakout.

Page 18                 See Notes to Financial Statements


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.0%
       3,013 Lockheed Martin Corp.             $    1,465,795
       2,094 Northrop Grumman Corp.                 1,142,507
                                               --------------
                                                    2,608,302
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.5%
      16,867 Expeditors International of
                Washington, Inc.                    1,752,819
       4,547 FedEx Corp.                              787,540
       8,160 United Parcel Service, Inc.,
                Class B                             1,418,534
                                               --------------
                                                    3,958,893
                                               --------------
             AIRLINES -- 0.3%
      23,200 Southwest Airlines Co. (a)               781,144
                                               --------------
             AUTOMOBILES -- 1.1%
     118,572 Ford Motor Co.                         1,378,992
      45,970 General Motors Co.                     1,546,431
                                               --------------
                                                    2,925,423
                                               --------------
             BANKS -- 1.9%
      31,313 Citigroup, Inc.                        1,416,287
      27,959 Citizens Financial Group, Inc.         1,100,746
      87,389 Regions Financial Corp.                1,884,107
      16,821 Wells Fargo & Co.                        694,539
                                               --------------
                                                    5,095,679
                                               --------------
             BEVERAGES -- 1.2%
      12,313 Coca-Cola (The) Co.                      783,230
       5,448 Constellation Brands, Inc.,
                Class A                             1,262,574
      11,964 Monster Beverage Corp. (a)             1,214,705
                                               --------------
                                                    3,260,509
                                               --------------
             BIOTECHNOLOGY -- 1.7%
      18,737 AbbVie, Inc.                           3,028,087
       4,178 Moderna, Inc. (a)                        750,452
       1,104 Regeneron Pharmaceuticals,
                Inc. (a)                              796,525
                                               --------------
                                                    4,575,064
                                               --------------
             BUILDING PRODUCTS -- 1.0%
      10,300 Carlisle Cos., Inc.                    2,427,195
         784 Trane Technologies PLC                   131,783
                                               --------------
                                                    2,558,978
                                               --------------
             CAPITAL MARKETS -- 6.8%
       1,018 BlackRock, Inc.                          721,385
       5,974 Blackstone, Inc.                         443,211
      64,450 Carlyle Group (The), Inc.              1,923,188
       9,681 Cboe Global Markets, Inc.              1,214,675
       6,283 CME Group, Inc.                        1,056,549
       1,791 FactSet Research Systems, Inc.           718,567
      44,444 Franklin Resources, Inc.               1,172,433
      22,232 Intercontinental Exchange, Inc.        2,280,781
      22,276 LPL Financial Holdings, Inc.           4,815,403
       5,316 Moody's Corp.                          1,481,144
      13,457 State Street Corp.                     1,043,859
      11,778 T. Rowe Price Group, Inc.              1,284,509
                                               --------------
                                                   18,155,704
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             CHEMICALS -- 3.9%
      10,454 Albemarle Corp.                   $    2,267,055
       8,528 Celanese Corp.                           871,903
      30,031 CF Industries Holdings, Inc.           2,558,641
      27,353 Dow, Inc.                              1,378,318
      14,553 DuPont de Nemours, Inc.                  998,772
      17,227 LyondellBasell Industries N.V.,
                Class A                             1,430,358
      21,712 Mosaic (The) Co.                         952,505
                                               --------------
                                                   10,457,552
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
         295 Cintas Corp.                             133,228
       9,584 Republic Services, Inc.                1,236,240
       3,328 Rollins, Inc.                            121,605
       8,421 Waste Management, Inc.                 1,321,087
                                               --------------
                                                    2,812,160
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.4%
       4,417 Motorola Solutions, Inc.               1,138,305
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.4%
       7,325 Quanta Services, Inc.                  1,043,812
                                               --------------
             CONSUMER FINANCE -- 1.2%
      17,205 Capital One Financial Corp.            1,599,377
      50,235 Synchrony Financial                    1,650,722
                                               --------------
                                                    3,250,099
                                               --------------
             CONTAINERS & PACKAGING -- 0.4%
      31,012 International Paper Co.                1,073,946
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.0%
     143,559 AT&T, Inc.                             2,642,921
                                               --------------
             ELECTRIC UTILITIES -- 0.7%
      26,741 Evergy, Inc.                           1,682,811
       1,403 NextEra Energy, Inc.                     117,291
                                               --------------
                                                    1,800,102
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.4%
       1,681 Amphenol Corp., Class A                  127,992
         723 CDW Corp.                                129,113
       5,459 Keysight Technologies, Inc. (a)          933,871
                                               --------------
                                                    1,190,976
                                               --------------
             ENTERTAINMENT -- 0.2%
      62,138 Warner Bros Discovery, Inc. (a)          589,068
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
      16,607 Equity LifeStyle Properties, Inc.      1,072,812
       9,662 Extra Space Storage, Inc.              1,422,053
       2,094 Public Storage                           586,718
      35,496 VICI Properties, Inc.                  1,150,071
                                               --------------
                                                    4,231,654
                                               --------------

                        See Notes to Financial Statements                Page 19


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             FOOD & STAPLES RETAILING -- 1.9%
      54,721 Albertsons Cos., Inc., Class A    $    1,134,914
         249 Costco Wholesale Corp.                   113,668
      19,214 Kroger (The) Co.                         856,560
      53,457 Walgreens Boots Alliance, Inc.         1,997,153
       7,845 Walmart, Inc.                          1,112,343
                                               --------------
                                                    5,214,638
                                               --------------
             FOOD PRODUCTS -- 4.2%
      20,958 Archer-Daniels-Midland Co.             1,945,950
      34,007 Conagra Brands, Inc.                   1,316,071
       9,810 Hershey (The) Co.                      2,271,702
       8,470 J.M. Smucker (The) Co.                 1,342,156
      55,231 Kraft Heinz (The) Co.                  2,248,454
      35,739 Tyson Foods, Inc., Class A             2,224,753
                                               --------------
                                                   11,349,086
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 1.3%
      14,871 Abbott Laboratories                    1,632,687
      16,007 Edwards Lifesciences Corp. (a)         1,194,282
       1,390 IDEXX Laboratories, Inc. (a)             567,065
                                               --------------
                                                    3,394,034
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.1%
       5,122 AmerisourceBergen Corp.                  848,767
      16,119 Cardinal Health, Inc.                  1,239,068
      11,347 Centene Corp. (a)                        930,567
       7,327 Cigna Corp.                            2,427,728
      22,343 CVS Health Corp.                       2,082,144
       1,586 Elevance Health, Inc.                    813,570
       5,155 UnitedHealth Group, Inc.               2,733,078
                                               --------------
                                                   11,074,922
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.2%
          75 Chipotle Mexican Grill, Inc. (a)         104,062
       5,991 McDonald's Corp.                       1,578,808
      23,134 MGM Resorts International                775,683
       8,618 Starbucks Corp.                          854,906
                                               --------------
                                                    3,313,459
                                               --------------
             HOUSEHOLD DURABLES -- 1.5%
      22,799 D.R. Horton, Inc.                      2,032,303
      22,052 Lennar Corp., Class A                  1,995,706
                                               --------------
                                                    4,028,009
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.7%
      10,195 Colgate-Palmolive Co.                    803,264
      11,051 Kimberly-Clark Corp.                   1,500,173
      14,305 Procter & Gamble (The) Co.             2,168,066
                                               --------------
                                                    4,471,503
                                               --------------
             INSURANCE -- 13.5%
      35,357 Aflac, Inc.                            2,543,583
       5,462 Allstate (The) Corp.                     740,647
      40,981 American International Group,
                Inc.                                2,591,638
       4,344 Aon PLC, Class A                       1,303,808
      15,498 Arch Capital Group Ltd. (a)              972,964

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
      10,982 Arthur J. Gallagher & Co.         $    2,070,546
      28,144 Brown & Brown, Inc.                    1,603,364
      10,458 Chubb Ltd.                             2,307,035
      22,277 Cincinnati Financial Corp.             2,280,942
      33,605 Hartford Financial Services Group
                (The), Inc.                         2,548,267
      22,752 Loews Corp.                            1,327,124
       1,599 Markel Corp. (a)                       2,106,667
      18,295 Marsh & McLennan Cos., Inc.            3,027,457
      33,271 MetLife, Inc.                          2,407,822
      18,370 Principal Financial Group, Inc.        1,541,610
      11,183 Prudential Financial, Inc.             1,112,261
      13,247 Travelers (The) Cos., Inc.             2,483,680
      45,571 W.R. Berkley Corp.                     3,307,088
                                               --------------
                                                   36,276,503
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.4%
      12,377 Alphabet, Inc., Class A (a)            1,092,023
                                               --------------
             IT SERVICES -- 3.8%
       5,386 Accenture PLC, Class A                 1,437,200
       4,498 Automatic Data Processing, Inc.        1,074,392
       6,583 Broadridge Financial Solutions,
                Inc.                                  882,978
         317 EPAM Systems, Inc. (a)                   103,894
       1,182 Fiserv, Inc. (a)                         119,465
       2,535 Gartner, Inc. (a)                        852,115
       9,816 International Business Machines
                Corp.                               1,382,976
       6,426 Jack Henry & Associates, Inc.          1,128,149
       5,015 Mastercard, Inc., Class A              1,743,866
      13,717 Paychex, Inc.                          1,585,136
                                               --------------
                                                   10,310,171
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.1%
       3,057 Danaher Corp.                            811,389
       7,799 IQVIA Holdings, Inc. (a)               1,597,937
       2,178 Mettler-Toledo International,
                Inc. (a)                            3,148,190
         223 Thermo Fisher Scientific, Inc.           122,804
                                               --------------
                                                    5,680,320
                                               --------------
             MACHINERY -- 2.6%
       5,063 Cummins, Inc.                          1,226,714
       4,775 Dover Corp.                              646,583
       6,238 IDEX Corp.                             1,424,323
       8,316 Illinois Tool Works, Inc.              1,832,015
      16,106 Otis Worldwide Corp.                   1,261,261
       8,379 Stanley Black & Decker, Inc.             629,430
                                               --------------
                                                    7,020,326
                                               --------------
             MEDIA -- 0.9%
      21,435 Fox Corp., Class A                       650,981
     104,589 Paramount Global, Class B              1,765,462
                                               --------------
                                                    2,416,443
                                               --------------
             METALS & MINING -- 0.3%
       6,895 Steel Dynamics, Inc.                     673,641
                                               --------------

Page 20                 See Notes to Financial Statements


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES -- 0.4%
      18,902 Dominion Energy, Inc.             $    1,159,071
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 16.6%
      49,271 APA Corp.                              2,299,970
      36,300 Cheniere Energy, Inc.                  5,443,548
      27,999 ConocoPhillips                         3,303,882
      48,822 Devon Energy Corp.                     3,003,041
       1,005 Diamondback Energy, Inc.                 137,464
      17,034 EOG Resources, Inc.                    2,206,244
     136,526 EQT Corp.                              4,618,675
      26,787 Hess Corp.                             3,798,932
     128,608 Marathon Oil Corp.                     3,481,418
      46,516 Marathon Petroleum Corp.               5,413,997
      95,913 Occidental Petroleum Corp.             6,041,560
      14,860 Ovintiv, Inc.                            753,551
       1,717 Texas Pacific Land Corp.               4,025,043
                                               --------------
                                                   44,527,325
                                               --------------
             PERSONAL PRODUCTS -- 1.0%
      10,854 Estee Lauder (The) Cos., Inc.,
                Class A                             2,692,986
                                               --------------
             PHARMACEUTICALS -- 2.5%
       8,354 Eli Lilly & Co.                        3,056,227
      14,516 Merck & Co., Inc.                      1,610,550
      37,265 Pfizer, Inc.                           1,909,459
                                               --------------
                                                    6,576,236
                                               --------------
             PROFESSIONAL SERVICES -- 2.1%
      29,022 Booz Allen Hamilton Holding
                Corp.                               3,033,380
       1,662 CoStar Group, Inc. (a)                   128,439
      13,332 Leidos Holdings, Inc.                  1,402,393
       6,345 Verisk Analytics, Inc.                 1,119,385
                                               --------------
                                                    5,683,597
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.9%
      33,937 Intel Corp.                              896,955
       2,051 KLA Corp.                                773,288
      22,064 Micron Technology, Inc.                1,102,759
      37,767 ON Semiconductor Corp. (a)             2,355,528
                                               --------------
                                                    5,128,530
                                               --------------
             SOFTWARE -- 0.3%
         718 Cadence Design Systems, Inc. (a)         115,339
       2,469 Microsoft Corp.                          592,116
         382 Synopsys, Inc. (a)                       121,969
                                               --------------
                                                      829,424
                                               --------------
             SPECIALTY RETAIL -- 3.6%
      13,612 Best Buy Co., Inc.                     1,091,818
       5,548 Home Depot (The), Inc.                 1,752,391
       3,425 Lowe's Cos., Inc.                        682,397
       6,987 O'Reilly Automotive, Inc. (a)          5,897,238
       1,888 TJX (The) Cos., Inc.                     150,285
                                               --------------
                                                    9,574,129
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.2%
      18,023 Apple, Inc.                       $    2,341,729
     147,195 Hewlett Packard Enterprise Co.         2,349,232
      37,049 Western Digital Corp. (a)              1,168,896
                                               --------------
                                                    5,859,857
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.0%
      22,741 NIKE, Inc., Class B                    2,660,924
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.3%
       1,469 W.W. Grainger, Inc.                      817,131
                                               --------------
             WATER UTILITIES -- 0.5%
      26,765 Essential Utilities, Inc.              1,277,493
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
       3,528 T-Mobile US, Inc. (a)                    493,920
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         267,745,992
             (Cost $267,182,275)               --------------

             MONEY MARKET FUNDS -- 0.1%
     148,861 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 4.10% (b)                     148,861
             (Cost $148,861)                   --------------

             TOTAL INVESTMENTS -- 100.0%          267,894,853
             (Cost $267,331,136)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   129,647
                                               --------------
             NET ASSETS -- 100.0%              $  268,024,500
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2022.

                        See Notes to Financial Statements                Page 21


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                    LEVEL 2       LEVEL 3
                                                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                  VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                                                 12/31/2022          PRICES          INPUTS        INPUTS
                                               -------------------------------------------------------------
Common Stocks*...............................  $   267,745,992  $    267,745,992  $         --  $         --
Money Market Funds...........................          148,861           148,861            --            --
                                               -------------------------------------------------------------
Total Investments............................  $   267,894,853  $    267,894,853  $         --  $         --
                                               =============================================================


* See Portfolio of Investments for industry breakout.

Page 22                 See Notes to Financial Statements


FIRST TRUST GROWTH STRENGTH ETF (FTGS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AIR FREIGHT & LOGISTICS -- 4.2%
         213 Expeditors International of
                Washington, Inc.               $       22,135
         119 United Parcel Service, Inc.,
                Class B                                20,687
                                               --------------
                                                       42,822
                                               --------------
             AUTOMOBILES -- 1.1%
          92 Tesla, Inc. (a)                           11,333
                                               --------------
             BIOTECHNOLOGY -- 11.6%
         134 AbbVie, Inc.                              21,656
         310 Horizon Therapeutics PLC (a)              35,278
         280 Incyte Corp. (a)                          22,489
          28 Regeneron Pharmaceuticals,
                Inc. (a)                               20,202
          66 Vertex Pharmaceuticals, Inc. (a)          19,059
                                               --------------
                                                      118,684
                                               --------------
             CAPITAL MARKETS -- 2.1%
         196 Raymond James Financial, Inc.             20,943
                                               --------------
             CHEMICALS -- 1.5%
         184 CF Industries Holdings, Inc.              15,677
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.1%
         360 Copart, Inc. (a)                          21,920
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.0%
         660 Weyerhaeuser Co.                          20,460
                                               --------------
             FOOD & STAPLES RETAILING -- 1.8%
          41 Costco Wholesale Corp.                    18,716
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.5%
         208 Abbott Laboratories                       22,836
         316 Hologic, Inc. (a)                         23,640
                                               --------------
                                                       46,476
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.9%
          39 Elevance Health, Inc.                     20,006
          39 Humana, Inc.                              19,975
                                               --------------
                                                       39,981
                                               --------------
             INSURANCE -- 2.0%
         277 W.R. Berkley Corp.                        20,102
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.5%
         196 Alphabet, Inc., Class A (a)               17,293
         152 Meta Platforms, Inc., Class A (a)         18,292
                                               --------------
                                                       35,585
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 2.3%
         196 Etsy, Inc. (a)                            23,477
                                               --------------
             IT SERVICES -- 1.9%
          73 Accenture PLC, Class A                    19,479
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.2%
          40 Thermo Fisher Scientific, Inc.    $       22,028
                                               --------------
             METALS & MINING -- 3.9%
         146 Nucor Corp.                               19,244
         213 Steel Dynamics, Inc.                      20,810
                                               --------------
                                                       40,054
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 14.6%
         114 Chevron Corp.                             20,462
         159 ConocoPhillips                            18,762
         666 Coterra Energy, Inc.                      16,364
         266 Devon Energy Corp.                        16,362
         146 EOG Resources, Inc.                       18,910
         187 Exxon Mobil Corp.                         20,626
         678 Marathon Oil Corp.                        18,353
         155 Valero Energy Corp.                       19,663
                                               --------------
                                                      149,502
                                               --------------
             PHARMACEUTICALS -- 4.1%
         274 Bristol-Myers Squibb Co.                  19,714
         440 Pfizer, Inc.                              22,546
                                               --------------
                                                       42,260
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 2.1%
         285 CBRE Group, Inc., Class A (a)             21,934
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 15.1%
         240 Applied Materials, Inc.                   23,371
          44 Broadcom, Inc.                            24,602
          78 Enphase Energy, Inc. (a)                  20,667
          68 KLA Corp.                                 25,638
         159 NVIDIA Corp.                              23,236
         301 ON Semiconductor Corp. (a)                18,773
         171 QUALCOMM, Inc.                            18,800
                                               --------------
                                                      155,087
                                               --------------
             SOFTWARE -- 11.7%
          65 Adobe, Inc. (a)                           21,875
          98 Autodesk, Inc. (a)                        18,313
         125 Cadence Design Systems, Inc. (a)          20,080
         368 Fortinet, Inc. (a)                        17,992
          82 Microsoft Corp.                           19,665
          67 Synopsys, Inc. (a)                        21,392
                                               --------------
                                                      119,317
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.7%
         134 Apple, Inc.                               17,411
                                               --------------
             TOTAL INVESTMENTS -- 99.9%             1,023,248
             (Cost $1,015,794)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                     1,223
                                               --------------
             NET ASSETS -- 100.0%              $    1,024,471
                                               ==============

(a)   Non-income producing security.

                        See Notes to Financial Statements                Page 23


FIRST TRUST GROWTH STRENGTH ETF (FTGS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                    LEVEL 2       LEVEL 3
                                                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                  VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                                                 12/31/2022          PRICES          INPUTS        INPUTS
                                               -------------------------------------------------------------
Common Stocks*...............................  $     1,023,248  $      1,023,248  $         --  $         --
                                               =============================================================


* See Portfolio of Investments for industry breakout.

Page 24                 See Notes to Financial Statements


FIRST TRUST INDXX AEROSPACE & DEFENSE ETF (MISL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 86.3%
         356 AAR Corp. (a)                     $       15,984
         816 Aerojet Rocketdyne Holdings,
                Inc. (a)                               45,639
         254 AeroVironment, Inc. (a)                   21,758
       1,126 Boeing (The) Co. (a)                     214,492
         390 Curtiss-Wright Corp.                      65,126
         122 Ducommun, Inc. (a)                         6,095
         678 General Dynamics Corp.                   168,219
         536 HEICO Corp.                               82,351
         852 Hexcel Corp.                              50,140
       2,322 Howmet Aerospace, Inc.                    91,510
         336 Huntington Ingalls Industries,
                Inc.                                   77,508
         284 Kaman Corp.                                6,333
       1,278 Kratos Defense & Security
                Solutions, Inc. (a)                    13,189
         344 L3Harris Technologies, Inc.               71,624
         384 Lockheed Martin Corp.                    186,812
         752 Maxar Technologies, Inc.                  38,908
         586 Mercury Systems, Inc. (a)                 26,218
         326 Moog, Inc., Class A                       28,610
         322 Northrop Grumman Corp.                   175,686
       1,050 Parsons Corp. (a)                         48,562
       1,816 Raytheon Technologies Corp.              183,271
       4,756 Rocket Lab USA, Inc. (a)                  17,930
       1,066 Spirit AeroSystems Holdings, Inc.,
                Class A                                31,554

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             AEROSPACE & DEFENSE (CONTINUED)
       1,252 Textron, Inc.                     $       88,642
         146 TransDigm Group, Inc.                     91,929
         658 Triumph Group, Inc. (a)                    6,922
       2,624 Virgin Galactic Holdings,
                Inc. (a)                                9,132
         614 Woodward, Inc.                            59,319
                                               --------------
                                                    1,923,463
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.4%
       1,856 AST SpaceMobile, Inc. (a)                  8,946
                                               --------------
             PROFESSIONAL SERVICES -- 13.3%
         238 CACI International, Inc.,
                Class A (a)                            71,540
       1,410 KBR, Inc.                                 74,448
         844 Leidos Holdings, Inc.                     88,780
         560 Science Applications International
                Corp.                                  62,121
                                               --------------
                                                      296,889
                                               --------------
             TOTAL INVESTMENTS -- 100.0%            2,229,298
             (Cost $2,138,941)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                       823
                                               --------------
             NET ASSETS -- 100.0%              $    2,230,121
                                               ==============

(a)   Non-income producing security.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                    LEVEL 2       LEVEL 3
                                                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                  VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                                                 12/31/2022          PRICES          INPUTS        INPUTS
                                               -------------------------------------------------------------
Common Stocks*...............................  $     2,229,298  $      2,229,298  $         --  $         --
                                               =============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 25


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2022


                                             FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                               DIVIDEND           DOW 30          LUNT U.S.           GROWTH       INDXX AEROSPACE
                                               STRENGTH        EQUAL WEIGHT    FACTOR ROTATION       STRENGTH         & DEFENSE
                                                 ETF               ETF               ETF               ETF               ETF
                                                (FTDS)            (EDOW)            (FCTR)            (FTGS)            (MISL)
                                           ----------------  ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.....................  $   19,136,324    $  158,248,231    $  267,894,853    $    1,023,248     $  2,229,298
Cash......................................              --            30,635                --             1,379            1,571
Receivables:
   Dividends..............................          43,940            61,077           292,792               383              251
   Investment securities sold.............              --                --         2,785,589                --              125
Prepaid expenses..........................           3,763                --                --                --               --
                                            --------------    --------------    --------------    --------------     ------------
   Total Assets...........................      19,184,027       158,339,943       270,973,234         1,025,010        2,231,245
                                            --------------    --------------    --------------    --------------     ------------

LIABILITIES:
Payables:
   Audit and tax fees.....................          28,515                --                --                --               --
   Licensing fees.........................          15,013                --                --                --               --
   Shareholder reporting fees.............           1,876                --                --                --               --
   Investment advisory fees...............             396            65,905           156,912               539            1,124
   Trustees' fees.........................              40                --                --                --               --
   Capital shares redeemed................              --                --         2,791,822                --               --
Other liabilities.........................          10,886                --                --                --               --
                                            --------------    --------------    --------------    --------------     ------------
   Total Liabilities......................          56,726            65,905         2,948,734               539            1,124
                                            --------------    --------------    --------------    --------------     ------------
NET ASSETS................................  $   19,127,301    $  158,274,038    $  268,024,500    $    1,024,471     $  2,230,121
                                            ==============    ==============    ==============    ==============     ============

NET ASSETS CONSIST OF:
Paid-in capital...........................  $   23,113,674    $  170,102,886    $  417,365,220    $    1,013,856     $  2,138,654
Par value.................................           4,500            54,978            96,000               500            1,000
Accumulated distributable earnings
   (loss).................................      (3,990,873)      (11,883,826)     (149,436,720)           10,115           90,467
                                            --------------    --------------    --------------    --------------     ------------
NET ASSETS................................  $   19,127,301    $  158,274,038    $  268,024,500    $    1,024,471     $  2,230,121
                                            ==============    ==============    ==============    ==============     ============
NET ASSET VALUE, per share................  $        42.50    $        28.79    $        27.92    $        20.49     $      22.30
                                            ==============    ==============    ==============    ==============     ============
Number of shares outstanding (unlimited
   number of shares authorized, par value
   $0.01 per share).......................         450,002         5,497,756         9,600,002            50,002          100,002
                                            ==============    ==============    ==============    ==============     ============
Investments, at cost......................  $   19,174,443    $  162,019,452    $  267,331,136    $    1,015,794     $  2,138,941
                                            ==============    ==============    ==============    ==============     ============


Page 26                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2022


                                             FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                               DIVIDEND           DOW 30          LUNT U.S.           GROWTH       INDXX AEROSPACE
                                               STRENGTH        EQUAL WEIGHT    FACTOR ROTATION       STRENGTH         & DEFENSE
                                                 ETF               ETF               ETF               ETF               ETF
                                                (FTDS)            (EDOW)            (FCTR)          (FTGS) (a)        (MISL) (a)
                                           ----------------  ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends.................................  $      517,487    $    3,295,350    $    7,316,341    $        3,302     $      3,607
Securities lending income (net of fees)...             248                --                --                --               --
Foreign withholding tax...................            (785)               --            (1,218)               --               --
                                            --------------    --------------    --------------    --------------     ------------
   Total investment income................         516,950         3,295,350         7,315,123             3,302            3,607
                                            --------------    --------------    --------------    --------------     ------------

EXPENSES:
Investment advisory fees..................          95,572           671,705 (b)     2,667,939 (b)         1,156 (b)        1,908(b)
Audit and tax fees........................          27,960                --                --                --               --
Shareholder reporting fees................          20,532                --                --                --               --
Custodian fees............................          14,332                --                --                --               --
Accounting and administration fees........          13,145                --                --                --               --
Licensing fees............................          11,298                --                --                --               --
Trustees' fees and expenses...............           7,150                --                --                --               --
Listing fees..............................           6,530                --                --                --               --
Transfer agent fees.......................             956                --                --                --               --
Legal fees................................             438                --                --                --               --
Registration and filing fees..............              83                --                --                --               --
Other expenses............................           1,237                --                --                --               --
                                            --------------    --------------    --------------    --------------     ------------
   Total expenses.........................         199,233           671,705         2,667,939             1,156            1,908
   Less fees waived and expenses reimbursed
      by the investment advisor...........         (65,440)               --                --                --               --
                                            --------------    --------------    --------------    --------------     ------------
   Net expenses...........................         133,793           671,705         2,667,939             1,156            1,908
                                            --------------    --------------    --------------    --------------     ------------
NET INVESTMENT INCOME (LOSS)..............         383,157         2,623,645         4,647,184             2,146            1,699
                                            --------------    --------------    --------------    --------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................        (856,569)       (3,348,953)     (127,589,041)            2,655              101
   In-kind redemptions....................         921,741         5,976,848        11,316,423                --               --
                                            --------------    --------------    --------------    --------------     ------------
Net realized gain (loss)..................          65,172         2,627,895      (116,272,618)            2,655              101
                                            --------------    --------------    --------------    --------------     ------------
Net change in unrealized appreciation
   (depreciation) on investments..........      (3,516,779)      (16,343,947)      (18,358,590)            7,454           90,357
                                            --------------    --------------    --------------    --------------     ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)............................      (3,451,607)      (13,716,052)     (134,631,208)           10,109           90,458
                                            --------------    --------------    --------------    --------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............  $   (3,068,450)   $  (11,092,407)   $ (129,984,024)   $       12,255     $     92,157
                                            ==============    ==============    ==============    ==============     ============


(a)   Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial
      Statements).

                        See Notes to Financial Statements                Page 27


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FIRST TRUST                         FIRST TRUST
                                                                         DIVIDEND                             DOW 30
                                                                         STRENGTH                          EQUAL WEIGHT
                                                                            ETF                                 ETF
                                                                          (FTDS)                              (EDOW)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2022       12/31/2021         12/31/2022       12/31/2021
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
Net investment income (loss)................................  $      383,157   $      176,263     $    2,623,645   $    1,722,405
Net realized gain (loss)....................................          65,172        4,384,304          2,627,895        4,385,378
Net change in unrealized appreciation (depreciation)........      (3,516,779)        (272,120)       (16,343,947)       8,652,152
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................      (3,068,450)       4,288,447        (11,092,407)      14,759,935
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (419,147)        (162,991)        (2,633,200)      (1,719,752)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       2,147,136       18,455,594         72,258,682       75,916,321
Cost of shares redeemed.....................................      (4,755,506)     (13,606,364)       (38,301,275)     (22,908,579)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      (2,608,370)       4,849,230         33,957,407       53,007,742
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      (6,095,967)       8,974,686         20,231,800       66,047,925

NET ASSETS:
Beginning of period.........................................      25,223,268       16,248,582        138,042,238       71,994,313
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   19,127,301   $   25,223,268     $  158,274,038   $  138,042,238
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         500,002          400,002          4,347,756        2,647,756
Shares sold.................................................          50,000          400,000          2,450,000        2,500,000
Shares redeemed.............................................        (100,000)        (300,000)        (1,300,000)        (800,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         450,002          500,002          5,497,756        4,347,756
                                                              ==============   ==============     ==============   ==============


(a)   Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 28                  See Notes to Financial Statements



             FIRST TRUST                FIRST TRUST      FIRST TRUST
              LUNT U.S.                    GROWTH           INDXX
           FACTOR ROTATION                STRENGTH       AEROSPACE &
                 ETF                        ETF          DEFENSE ETF
               (FCTR)                      (FTGS)           (MISL)
   -------------------------------     -------------------------------
     Year Ended       Year Ended        Period Ended     Period Ended
     12/31/2022       12/31/2021       12/31/2022 (a)   12/31/2022 (a)
   --------------   --------------     --------------   --------------

   $    4,647,184   $    1,848,939     $        2,146   $        1,699
     (116,272,618)      32,626,101              2,655              101
      (18,358,590)       2,900,642              7,454           90,357
   --------------   --------------     --------------   --------------

     (129,984,024)      37,375,682             12,255           92,157
   --------------   --------------     --------------   --------------

       (4,905,611)      (1,580,945)            (2,140)          (1,690)
   --------------   --------------     --------------   --------------

      197,817,866    1,095,761,531          1,014,356        2,139,654
     (457,908,923)    (599,707,580)                --               --
   --------------   --------------     --------------   --------------

     (260,091,057)     496,053,951          1,014,356        2,139,654
   --------------   --------------     --------------   --------------
     (394,980,692)     531,848,688          1,024,471        2,230,121

      663,005,192      131,156,504                 --               --
   --------------   --------------     --------------   --------------
   $  268,024,500   $  663,005,192     $    1,024,471   $    2,230,121
   ==============   ==============     ==============   ==============

       18,650,002        4,450,002                 --               --
        6,050,000       31,600,000             50,002          100,002
      (15,100,000)     (17,400,000)                --               --
   --------------   --------------     --------------   --------------
        9,600,002       18,650,002             50,002          100,002
   ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 29


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DIVIDEND STRENGTH ETF (FTDS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    50.45     $    40.62     $    36.20     $    29.22     $    32.85
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.90           0.39           0.35           0.40           0.34
Net realized and unrealized gain (loss)             (7.87)          9.80           4.47           6.99          (3.64)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (6.97)         10.19           4.82           7.39          (3.30)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.98)         (0.36)         (0.40)         (0.41)         (0.33)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    42.50     $    50.45     $    40.62     $    36.20     $    29.22
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                   (13.75)%        25.12%         13.65%         25.36%        (10.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   19,127     $   25,223     $   16,249     $   18,100     $   13,151
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        1.04%          1.08%          1.16%          1.02%          1.57%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                2.00%          0.84%          1.04%          1.20%          1.03%
Portfolio turnover rate (b)                           225% (c)        98%           125%           119%           110%

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    31.75     $    27.19     $    26.11     $    21.43     $    22.00
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.55           0.48           0.50           0.47           0.40
Net realized and unrealized gain (loss)             (2.96)          4.56           1.08           4.70          (0.58)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (2.41)          5.04           1.58           5.17          (0.18)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.55)         (0.48)         (0.50)         (0.49)         (0.39)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    28.79     $    31.75     $    27.19     $    26.11     $    21.43
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    (7.52)%        18.63%          6.41%         24.27%         (0.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  158,274     $  138,042     $   71,994     $   43,077     $   12,859
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net expenses to average net assets          0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                1.95%          1.70%          2.11%          1.99%          2.33%
Portfolio turnover rate (b)                            17%            14%            31%            13%            16%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Dividend Strength
      ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   The variation in the portfolio turnover rate is due to the change in the
      Fund's underlying index effective April 29, 2022, which resulted in a complete rebalance of the Fund's portfolio.

Page 30                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------   PERIOD ENDED
                                                  2022           2021           2020           2019      12/31/2018 (a)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    35.55     $    29.47     $    22.80     $    17.67     $    20.23
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.38           0.17           0.12           0.23           0.12
Net realized and unrealized gain (loss)             (7.62)          6.07           6.68           5.12          (2.56)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (7.24)          6.24           6.80           5.35          (2.44)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.39)         (0.16)         (0.13)         (0.22)         (0.12)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    27.92     $    35.55     $    29.47     $    22.80     $    17.67
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                   (20.37)%        21.22%         30.02%         30.35%        (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  268,025     $  663,005     $  131,157     $   62,696     $   28,269
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.65%          0.65%          0.65%          0.65%          0.65% (c)
Ratio of net expenses to average net assets          0.65%          0.65%          0.65%          0.65%          0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                1.13%          0.52%          0.42%          1.17%          1.48% (c)
Portfolio turnover rate (d)                           379%           307%           460%           246%           183%

FIRST TRUST GROWTH STRENGTH ETF (FTGS)

                                              PERIOD ENDED
                                             12/31/2022 (a)
                                              ------------
Net asset value, beginning of period           $    20.29
                                               ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.04
Net realized and unrealized gain (loss)              0.20
                                               ----------
Total from investment operations                     0.24
                                               ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.04)
                                               ----------
Net asset value, end of period                 $    20.49
                                               ==========
TOTAL RETURN (b)                                    1.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    1,024
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60% (c)
Ratio of net expenses to average net assets          0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                1.11% (c)
Portfolio turnover rate (d)                            25%


(a)   Inception dates for FCTR and FTGS are July 25, 2018 and October 25, 2022,
      respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 31


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


FIRST TRUST INDXX AEROSPACE & DEFENSE ETF (MISL)

                                              PERIOD ENDED
                                             12/31/2022 (a)
                                              ------------
Net asset value, beginning of period           $    20.79
                                               ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.02
Net realized and unrealized gain (loss)              1.51
                                               ----------
Total from investment operations                     1.53
                                               ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.02)
                                               ----------
Net asset value, end of period                 $    22.30
                                               ==========
TOTAL RETURN (b)                                     7.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    2,230
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60% (c)
Ratio of net expenses to average net assets          0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                0.53% (c)
Portfolio turnover rate (d)                             2%


(a)   Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 32                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-three exchange-traded funds. This report covers the five funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust Dividend Strength ETF - (The Nasdaq Stock Market LLC
           ("Nasdaq") ticker "FTDS")(1)
        First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
           ticker "EDOW")
        First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
           ticker "FCTR")
        First Trust Growth Strength ETF (Nasdaq ticker "FTGS")(2)
        First Trust Indxx Aerospace & Defense ETF (NYSE Arca ticker "MISL")(2)

      (1)   Effective on April 29, 2022, First Trust Total US Market AlphaDEX(R)
            ETF (Nasdaq ticker "TUSA") changed its name and ticker to First
            Trust Dividend Strength ETF (Nasdaq ticker "FTDS").

      (2)   Commenced investment operations on October 25, 2022.

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                      INDEX
First Trust Dividend Strength ETF                         The Dividend Strength Index(TM)(3)
First Trust Dow 30 Equal Weight ETF                       Dow Jones Industrial Average(R) Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Large Cap Factor Rotation Index
First Trust Growth Strength ETF                           The Growth Strength Index(TM)
First Trust Indxx Aerospace & Defense ETF                 Indxx US Aerospace & Defense Index


      (3)   Prior to April 29, 2022, the index was Nasdaq AlphaDEX(R) Total US
            Market Index.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments.
Each Fund's investments are valued as follows:

                                                                         Page 33


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

      2)    the type of security;

      3)    the size of the holding;

      4)    the initial cost of the security;

      5)    transactions in comparable securities;

      6)    price quotes from dealers and/or third-party pricing services;

      7)    relationships among various securities;

      8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      9)    an analysis of the issuer's financial statements;

     10)    the existence of merger proposals or tender offers that might affect the value of the security; and

     11)    other relevant factors.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A
Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net

                                                                         Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

of any rebate and securities lending agent fees) for lending its securities.
Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral.
The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, none of the Funds had securities in the securities lending program. During the fiscal period ended December 31, 2022, only FTDS participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the
U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal period ended December 31, 2022 were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2022.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or
NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2022 was as follows:


                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dividend Strength ETF                                      $      419,147        $         --        $          --
First Trust Dow 30 Equal Weight ETF                                         2,633,200                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                   4,905,611                  --                   --
First Trust Growth Strength ETF                                                 2,140                  --                   --
First Trust Indxx Aerospace & Defense ETF                                       1,690                  --                   --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                                            Distributions        Distributions
                                                                     Distributions paid         paid                 paid
                                                                       from Ordinary        from Capital          from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dividend Strength ETF                                      $      162,991        $         --        $          --
First Trust Dow 30 Equal Weight ETF                                         1,719,752                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                   1,580,945                  --                   --


As of December 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dividend Strength ETF                                      $           --        $ (3,921,145)       $     (69,728)
First Trust Dow 30 Equal Weight ETF                                                --          (5,157,811)          (6,726,015)
First Trust Lunt U.S. Factor Rotation ETF                                       9,593        (144,354,832)          (5,091,481)
First Trust Growth Strength ETF                                                 2,542                 119                7,454
First Trust Indxx Aerospace & Defense ETF                                         212                  --               90,255


G. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FTDS, EDOW, and FCTR, the taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. For FTGS and MISL, the taxable period ended 2022 remains open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable
Fund's shareholders.


                                                                Non-Expiring
                                                                Capital Loss
                                                                Carryforward
                                                             ------------------
First Trust Dividend Strength ETF                              $    3,921,145
First Trust Dow 30 Equal Weight ETF*                                5,157,811
First Trust Lunt U.S. Factor Rotation ETF                         144,354,832
First Trust Growth Strength ETF                                            --
First Trust Indxx Aerospace & Defense ETF                                  --


* $3,196,504 of First Trust Dow 30 Equal Weight ETF's non-expiring net capital losses is subject to loss limitation resulting from reorganization activity.
This limitation generally reduces the utilization of these losses to a maximum of $212,620 per year.

                                                                         Page 37


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended December 31, 2022, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2022, the adjustments for each Fund were as follows:


                                                                                     Accumulated
                                                                Accumulated          Net Realized
                                                               Net Investment        Gain (Loss)            Paid-in
                                                               Income (Loss)        on Investments          Capital
                                                             ------------------    ----------------    -----------------
First Trust Dividend Strength ETF                              $       20,502        $   (842,201)       $     821,699
First Trust Dow 30 Equal Weight ETF                                     6,902          (5,578,257)           5,571,355
First Trust Lunt U.S. Factor Rotation ETF                                  --          12,232,440          (12,232,440)
First Trust Growth Strength ETF                                            --                  --                   --
First Trust Indxx Aerospace & Defense ETF                                  --                  --                   --


As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                            Gross                Gross           Net Unrealized
                                                                          Unrealized           Unrealized         Appreciation
                                                     Tax Cost            Appreciation        (Depreciation)      (Depreciation)
                                                ------------------    ------------------    ----------------    -----------------
First Trust Dividend Strength ETF                 $   19,206,052        $      999,018        $ (1,068,746)       $     (69,728)
First Trust Dow 30 Equal Weight ETF                  164,974,246            11,325,952         (18,051,967)          (6,726,015)
First Trust Lunt U.S. Factor Rotation ETF            272,986,334            10,779,753         (15,871,234)          (5,091,481)
First Trust Growth Strength ETF                        1,015,794                56,768             (49,314)               7,454
First Trust Indxx Aerospace & Defense ETF              2,139,043               131,377             (41,122)              90,255


H. EXPENSES

Expenses that are directly related to First Trust Dividend Strength ETF are charged directly to the Fund. Expenses for First Trust Dow 30 Equal Weight ETF,
First Trust Lunt U.S. Factor Rotation ETF, First Trust Growth Strength ETF, and
First Trust Indxx Aerospace & Defense ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                      LICENSOR
First Trust Dividend Strength ETF                         Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                       S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Management, Inc.
First Trust Growth Strength ETF                           Nasdaq, Inc.
First Trust Indxx Aerospace & Defense ETF                 Indxx, Inc.


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Dividend
Strength ETF is required to pay licensing fees, which are shown on the
Statements of Operations.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Effective November 1, 2022, the management fee payable by First Trust Dividend
Strength ETF to First Trust for these services will be reduced at certain levels of First Trust Dividend Strength ETF's net assets ("breakpoints") and calculated pursuant to the schedule below:


                               Breakpoints
-------------------------------------------------------------------------
Fund net assets up to and including $2.5 billion                           0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion   0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion   0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion  0.4625%
Fund net assets greater than $10 billion up to and including $15 billion   0.4500%
Fund net assets greater than $15 billion                                   0.4250%


Prior to November 1, 2022, First Trust Dividend Strength ETF paid First Trust an annual management fee of 0.50% of the Fund's average daily net assets.

For the First Trust Dividend Strength ETF, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement
("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund
(excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70%
of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2024.

Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.
These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the
Recovery Agreement.

For First Trust Dow 30 Equal Weight ETF, First Trust Lunt U.S. Factor Rotation
ETF, First Trust Growth Strength ETF, and First Trust Indxx Aerospace & Defense
ETF, First Trust is paid an annual unitary management fee of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management
Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund's net assets ("breakpoints") and calculated pursuant to the schedule below:


                               Breakpoints                                  EDOW      FCTR     FTGS    MISL
-------------------------------------------------------------------------  ---------------------------------
Fund net assets up to and including $2.5 billion                           0.5000%  0.65000%  0.600%  0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion   0.4875%  0.63375%  0.585%  0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion   0.4750%  0.61750%  0.570%  0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion  0.4625%  0.60125%  0.555%  0.555%
Fund net assets greater than $10 billion up to and including $15 billion   0.4500%  0.58500%  0.540%  0.540%
Fund net assets greater than $15 billion                                   0.4250%  0.55250%  0.510%  0.510%


Prior to November 1, 2022, for the First Trust Dow 30 Equal Weight ETF, First
Trust Lunt U.S. Factor Rotation ETF, First Trust Growth Strength ETF, and First
Trust Indxx Aerospace & Defense ETF, First Trust was paid an annual unitary management fee of 0.50%, 0.65%, 0.60%, and 0.60%, respectively, of such Fund's average daily net assets.

                                                                         Page 39


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended December 31, 2022 the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dividend Strength ETF                                 $    43,463,888   $    43,485,643
First Trust Dow 30 Equal Weight ETF                                    23,442,783        23,243,481
First Trust Lunt U.S. Factor Rotation ETF                           1,572,700,297     1,573,476,988
First Trust Growth Strength ETF                                           261,708           261,027
First Trust Indxx Aerospace & Defense ETF                                  32,225            32,465


For the fiscal period ended December 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dividend Strength ETF                                 $     2,141,151   $     4,725,952
First Trust Dow 30 Equal Weight ETF                                    71,953,500        38,181,126
First Trust Lunt U.S. Factor Rotation ETF                             198,179,002       457,525,110
First Trust Growth Strength ETF                                         1,012,577                --
First Trust Indxx Aerospace & Defense ETF                               2,139,080                --


                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2022

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024 for FTDS,
EDOW, and FCTR, and October 20, 2024 for FTGS and MISL.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 41


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Dividend Strength ETF, First Trust Dow 30 Equal Weight ETF, First Trust
Lunt U.S. Factor Rotation ETF, First Trust Growth Strength ETF, and First Trust
Indxx Aerospace & Defense ETF (the "Funds"), each a series of First Trust
Exchange-Traded Fund, including the portfolios of investments, as of December
31, 2022, the related statements of operations, the statements of the changes in net assets, and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.


---------------------------------------------------------------------------------------------------------------------
INDIVIDUAL FUNDS                                              STATEMENTS OF CHANGES IN
INCLUDED IN THE TRUST              STATEMENTS OF OPERATIONS          NET ASSETS              FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
First Trust Dividend Strength ETF  For the year ended        For the years ended         For the years ended
                                   December 31, 2022         December 31, 2022 and 2021  December 31, 2022, 2021,
First Trust Dow 30 Equal Weight                                                          2020, 2019, and 2018
  ETF

First Trust Lunt U.S. Factor       For the year ended        For the years ended         For the years ended
  Rotation ETF                     December 31, 2022         December 31, 2022 and 2021  December 31, 2022, 2021,
                                                                                         2020, 2019, and the period
                                                                                         from July 25, 2018
                                                                                         (commencement of operations)
                                                                                         through December 31, 2018

First Trust Growth Strength ETF    For the period from October 25, 2022 (commencement of operations) through
                                   December 31, 2022

First Trust Indxx Aerospace &
  Defense ETF
---------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2023

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                Dividends Received Deduction
                                                                ----------------------------
First Trust Dividend Strength ETF                                         100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%
First Trust Growth Strength ETF                                            70.53%
First Trust Indxx Aerospace & Defense ETF                                 100.00%


For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                 Qualified Dividend Income
                                                                ----------------------------
First Trust Dividend Strength ETF                                         100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%
First Trust Growth Strength ETF                                            70.53%
First Trust Indxx Aerospace & Defense ETF                                 100.00%


A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2022, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

                                                                         Page 43


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in

                                                                         Page 45


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

                        FIRST TRUST GROWTH STRENGTH ETF

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of
First Trust Growth Strength ETF (the "Fund"), for an initial two-year term at a meeting held on September 19, 2022. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the
Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the
Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the
Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund
Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The
Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund's investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940
Act, as well as the Fund's compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.
Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the
Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.60% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs.
Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the
Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be most comparable to two other index ETFs managed by the Advisor, each of which pays an advisory fee equal to an annual rate of 0.50% of its average daily net assets and is subject to an expense cap of 0.65% or 0.70% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement.
The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the
Advisor's estimate of the profitability of the Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable.
The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the
Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the
Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

                                                                         Page 47


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                   FIRST TRUST INDXX AEROSPACE & DEFENSE ETF

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of
First Trust Indxx Aerospace & Defense ETF (the "Fund"), for an initial two-year term at a meeting held on September 19, 2022. The Board determined that the
Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the
Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the
Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the
Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate,
First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund
Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The
Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund's investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940
Act, as well as the Fund's compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.
Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the
Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.60% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs.
Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group.
With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be distinct compared to other funds in the First Trust Fund Complex, but similar to another index ETF managed by the Advisor that pays a unitary fee equal to an annual rate of 0.60% of its average daily net assets given each strategy's focus on U.S. listed stocks within a thematic segment of the market. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement.
The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the
Advisor's estimate of the profitability of the Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable.
The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the
Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the
Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (as applicable to a specific Fund, the "Amendment" and collectively, the
"Amendments") of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First
Trust Advisors L.P. (the "Advisor") on behalf of the following three series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Dividend Strength ETF (FTDS)
        First Trust Dow 30 Equal Weight ETF (EDOW)
        First Trust Lunt U.S. Factor Rotation ETF (FCTR)

The Board approved the Amendment for each Fund at a meeting held on October 24,
2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022.
Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the
October meeting.

In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendments is to modify the advisory fee rate for FTDS and the unitary fee rate for each of EDOW and FCTR under the applicable Agreement by introducing a breakpoint schedule pursuant to which the advisory fee rate paid by FTDS and the unitary fee rate paid by each of EDOW and FCTR to the Advisor will be reduced as assets of such Fund meet certain thresholds. The Board noted the
Advisor's representations that the quality and quantity of the services provided to each Fund by the Advisor under the applicable Agreement will not be reduced or modified as a result of the applicable Amendment, and that the obligations of the Advisor under each Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the applicable Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the applicable Agreement were fair and reasonable and that the continuation of the applicable Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board noted that with respect to FTDS, the Advisor had previously agreed to waive management fees and reimburse certain expenses for a specified period to prevent the Fund's expense ratio from exceeding a particular expense cap, that the expense cap for the Fund would continue following entry into the Amendment, and that under the current terms of the expense cap, expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred under certain conditions.
The Board noted that in connection with the Amendment, the Advisor agreed to amend the terms of the expense cap to eliminate its ability to recover any fees waived or expenses reimbursed.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.

                                                                         Page 49


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Growth Strength
ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, approved the
Agreement for an initial two-year period ending October 20, 2024 at a meeting held on September 19, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the approval of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Indxx Aerospace
& Defense ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, approved the
Agreement for an initial two-year period ending October 20, 2024 at a meeting held on September 19, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the approval of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS             OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical Group,       222      None
(1951)                                           Physician & Officer, Wheaton Orthopedics
                              o Since Inception  (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors               222      Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                       Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                            Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMIS Hong
                                                                                                          Kong Ltd., and Futures
                                                                                                          Industry Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       222      Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                    of Advocate Home Health
                              o Since 2021       Continuing Health Division (Integrated                   Services, Advocate Home
                                                 Healthcare System)                                       Care Products and Advocate
                                                                                                          Hospice; Director and
                                                                                                          Board Chair of Aurora At
                                                                                                          Home (since 2018);
                                                                                                          Director of Advocate
                                                                                                          Physician Partners
                                                                                                          Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care Hospitals;
                                                                                                          and Director of Senior
                                                                                                          Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          222      Formerly, Director of
(1956)                                           and Management Consulting)                               Trust Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        222      None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust            222      None
Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception  L.P., Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 51


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer,
(1966)                Executive Officer                                    First Trust Advisors L.P. and First Trust Portfolios
                                                   o Since January 2016    L.P.; Chief Financial Officer, BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                    First Trust Portfolios L.P.
                      Accounting Officer           o Since January 2016

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 53

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
--------------------------------------------------------------------------------

FT Cboe Vest Gold Strategy Quarterly Buffer ETF (BGLD)

------------------
Annual Report
For the Year Ended
December 31, 2022
------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the "Trust") described in this report (FT Cboe Vest Gold Strategy Quarterly Buffer ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended December 31, 2022.

The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500(R) Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.

A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the "Fed")
described this as a "soft landing," stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the
Federal Funds rate has been since 2008.

The economic impact of the Fed's tighter monetary policy quickly became evident.
Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product ("GDP") growth rate since March
2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing
12-month rate on the Consumer Price Index ("CPI"), appears to be responding to the Fed's tightening. After peaking at 9.1% in June 2022, the CPI rate fell to
6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly
125,000 employees have lost their jobs since June 2022 as more than 120 U.S.
companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.

Since 1928, the S&P 500(R) Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the
U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)

The investment objective of the FT Cboe Vest Gold Strategy Quarterly Buffer ETF
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) Gold Trust (the
"Underlying ETF"), up to a predetermined upside cap of 6.31% (before fees, expenses and taxes) and 6.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -15% (before fees, expenses and taxes) over the period from
December 1, 2022 to February 28, 2023 (the "Target Outcome Period"). Under
normal market conditions, the Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the "Subsidiary") that holds FLexible EXchange(R)
Options ("FLEX Options") that reference the price performance of the Underlying
ETF. The Fund does not invest directly in FLEX Options on the Underlying ETF.
The Fund gains exposure to these investments exclusively by investing in the
Subsidiary. The Fund will invest up to approximately 25% of its total assets in the Subsidiary.

Subsequent Target Outcome Periods will begin on the day the prior Target Outcome
Period ends and will end on the approximate three-month anniversary of that new
Target Outcome Period. On the first day of each new Target Outcome Period, the
Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Target
Outcome Period. An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a
Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange,
Inc., under the ticker symbol "BGLD."


----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL           CUMULATIVE
                                                           1 Year        TOTAL RETURNS          TOTAL RETURNS
                                                            Ended     Inception (1/20/21)    Inception (1/20/21)
                                                          12/31/22        to 12/31/22            to 12/31/22
FUND PERFORMANCE
NAV                                                         -2.41%          -3.97%                 -7.58%
Market Price                                                -2.46%          -4.02%                 -7.68%

INDEX PERFORMANCE
LBMA Gold Price                                             -0.43%          -1.18%                 -2.28%
S&P 500(R) Index - Price Return                            -19.44%          -0.16%                 -0.32%
----------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD) (CONTINUED)

--------------------------------------------------------
FUND ALLOCATION                          % OF NET ASSETS
--------------------------------------------------------
U.S. Treasury Bills                            92.1%
Money Market Funds                              0.2
Purchased Options                               8.8
Written Options                                (1.5)
Net Other Assets and Liabilities                0.4
                                             -------
   Total                                      100.0%
                                             =======


                         Performance of a $10,000 Initial Investment
                            January 20, 2021 - December 31, 2022

                FT Cboe Vest
               Gold Strategy                                   S&P 500(R) Index -
            Quarterly Buffer ETF        LBMA Gold Price           Price Return
1/20/21           $10,000                   $10,000                 $10,000
6/30/21             9,645                     9,478                  11,157
12/31/21            9,469                     9,814                  12,374
6/30/22             9,174                     9,778                   9,828
12/31/22            9,242                     9,772                   9,968


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest Gold Strategy Quarterly Buffer ETF ("BGLD" or the
"Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite
240, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately
$10 billion under management or committed to management as of December 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2021.

                                  MARKET RECAP

For the Fund's fiscal year ended December 31, 2022 (the "period"), global stock markets fell sharply, as inflation rates soared to levels not seen in decades and central bankers began hiking interest rates to combat it.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the period down 18.1%. Mid- and small-cap stocks, as measured by the S&P Midcap
400(R) Index and the Russell 2000(R) Small Cap Index lost 13.1% and 20.5%, respectively. The Nasdaq 100 Index, a tech-heavy market measure, fell 32.4%.
International stock markets were down as well during the period, as exemplified by drops in the major foreign market indices: the MSCI EAFE Index (a broad measure of international stocks in developed markets, excluding the U.S.)
declined by 14.5%, while the MSCI Emerging Markets Index fell 20.0%.

During the period, gold, as measured by the price return of SPDR(R) Gold Shares
ETF (ticker "GLD"), declined 0.8%.

U.S. economic data suggested a softening economy. Gross domestic product ("GDP")
growth in the three most recent quarterly reports (first quarter 2022 through third quarter 2022) came in at seasonally adjusted annualized rates of -1.6%,
-0.6%, and 3.2%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 0.4% GDP growth in 2023 (versus 2022).

The U.S. unemployment rate continues to linger around 50-year lows. Throughout the current period, the unemployment rate trended lower. The rate was 3.9% in
December 2021 but had declined to 3.5% by December 2022.

In an effort to reduce higher-than-target inflation rates, the Federal Reserve
(the "Fed") aggressively increased the Federal Funds target rate in 2022, increasing the target range by 4.25% (from a range of 0%-0.25% to a range of
4.25%-4.50%).

U.S. inflation levels, which had accelerated dramatically in 2021, began to fall in the latter half of 2022. As the year began, inflation (as measured by the
Consumer Price Index (CPI - Year-over-Year)) was running at 7.0%. By June 2022, inflation reached 9.1%, before falling to 6.5% by December 2022. The overheated housing market also began to respond to the Fed's aggressive interest rate hikes, with the four most recent monthly price reports (July through October
2022) each showing declining home prices (as measured by the S&P Case-Shiller
U.S. National Home Price Index).

Over the period, implied volatilities in U.S. equity markets rose, illustrated by an increase in the Cboe Volatility Index ("VIX") from 17.2% to 21.7%. For the period, the VIX averaged 25.6%.

PERFORMANCE ANALYSIS

The following table provides information pertaining to the caps and performance for each of the quarterly Target Outcome Periods during the year ended December
31, 2022. The Fund's cap is reset quarterly, at the end of February, May,
August, and November. The table shows the caps that went into effect on each of the quarterly start dates. Caps are shown both pre and post expenses.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2022 (UNAUDITED)

For each quarterly target outcome period the Fund's performance is generally impacted by a number of factors. These factors include GLD performance, the Cap and Buffer levels, and expenses.


          TARGET                                                                                             BGLD ACTUAL
     OUTCOME PERIODS              CAPS                         CAPS            GLD       BGLD ACTUAL   BGLD TARGET   VS. TARGET
   START           END       BEFORE EXPENSES   EXPENSES   AFTER EXPENSES   PERFORMANCE   PERFORMANCE   PERFORMANCE   (VARIANCE)
-------------------------------------------------------------------------------------------------------------------------------
  11/30/2021     2/28/2022        3.90%         0.22%         3.68%           7.78%         3.71%         3.68%        0.03%
   2/28/2022     5/31/2022        7.01%         0.23%         6.78%          -4.06%        -4.19%        -4.29%        0.10%
   5/31/2022     8/31/2022        9.00%         0.23%         8.77%          -6.94%        -5.14%        -5.23%        0.09%
   8/31/2022    11/30/2022        6.92%         0.23%         6.69%           3.48%         3.36%         3.25%        0.11%
  11/30/2022     2/28/2023        6.31%         0.22%         6.09%           6.09%**       1.84%**        N/A*         N/A*


*     The target outcome period beginning November 30, 2022, had not been completed as of December 31, 2022. This target outcome period will end on
      February 28, 2023.

**    Performance from 11/30/22 through 12/31/22.

MARKET AND FUND OUTLOOK

The Fed still has work to do to bring down inflation rates to acceptable levels.
The Fed has been signaling to the market that there will be additional interest rate hikes in 2023. The Fed's December 2022 "dot plot" that shows where they think the Federal Funds target rate will be in the future, shows that they expect the target range to be 5.00-5.25% by the end of 2023, or 0.75% higher than the current target range. This may be a headwind for equities and fixed income securities in the coming year.

Many fixed income investments still provide investors with negative real yields
(i.e., nominal yield less inflation.) This continues to bode poorly for future fixed income returns, in our opinion. In response, investors may be looking to reallocate away from fixed income.

Gold, historically thought of as the predominant inflation hedge, now competes with cryptocurrencies such as Bitcoin for that honor. While gold prices were relatively flat in 2022, it was certainly a better asset class than equities, on a total return basis, and as such, did provide some inflation protection.

The Fund is an alternative that investors should consider. The Fund is designed to protect investors against certain downside movements in gold prices as measured by GLD, while limiting the investor's participation in larger upside moves in GLD. In the current market environment, which includes elevated inflation rates, the continuing Fed tightening cycle, and negative real yields, the Fund, in appropriate allocations, could be a suitable alternative to either equity and/or fixed income investments.

                                                                          Page 5


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2022     DECEMBER 31, 2022       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
Actual                                               $1,000.00          $1,007.30            0.90%            $4.55
Hypothetical (5% return before expenses)             $1,000.00          $1,020.67            0.90%            $4.58


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)

CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022


  PRINCIPAL                                                                             STATED         STATED
    VALUE                                  DESCRIPTION                                  COUPON        MATURITY        VALUE
-------------   ------------------------------------------------------------------   ------------   ------------   ------------
U.S. TREASURY BILLS -- 92.1%
$  11,938,600   U.S. Treasury Bill (a)............................................       (b)          02/23/23     $ 11,866,836
                (Cost $11,866,169)                                                                                 ------------



   SHARES                                                 DESCRIPTION                                                 VALUE
-------------   ------------------------------------------------------------------------------------------------   ------------
MONEY MARKET FUNDS -- 0.2%
       20,173   Dreyfus Government Cash Management Fund, Institutional Shares - 4.19% (c).......................         20,173
                (Cost $20,173)                                                                                     ------------

                TOTAL INVESTMENTS -- 92.3%......................................................................     11,887,009
                (Cost $11,886,342)                                                                                 ------------



  NUMBER OF                                                             NOTIONAL       EXERCISE      EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE          DATE          VALUE
-------------   ---------------------------------------------------   ------------   ------------   ------------   ------------
CALL OPTIONS PURCHASED -- 8.8%
          767   SPDR(R) Gold Shares................................   $ 13,011,388   $     156.57     02/28/23        1,130,182
                (Cost $899,404)                                                                                    ------------

WRITTEN OPTIONS -- (1.5)%

CALL OPTIONS WRITTEN -- (1.5)%
         (767)  SPDR(R) Gold Shares................................    (13,011,388)        175.21     02/28/23         (192,083)
                (Premiums received $140,072)                                                                       ------------

PUT OPTIONS WRITTEN -- (0.0)%
         (767)  SPDR(R) Gold Shares................................    (13,011,388)        140.09     02/28/23           (4,602)
                (Premiums received $17,673)                                                                        ------------

                TOTAL WRITTEN OPTIONS...........................................................................       (196,685)
                (Premiums received $157,745)                                                                       ------------

                NET OTHER ASSETS AND LIABILITIES -- 0.4%........................................................         58,097
                                                                                                                   ------------
                NET ASSETS -- 100.0%............................................................................   $ 12,878,603
                                                                                                                   ============


(a)   This security or a portion of this security is segregated as collateral for written options contracts. At December 31, 2022, the segregated value of this security amounts to $1,682,867.

(b)   Zero coupon security.

(c)   Rate shown reflects yield as of December 31, 2022.

                        See Notes to Financial Statements                 Page 7


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to
Consolidated Financial Statements):


                                                      ASSETS TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2022         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
U.S. Treasury Bills..................................   $   11,866,836   $           --   $   11,866,836   $           --
Money Market Funds...................................           20,173           20,173               --               --
                                                        --------------   --------------   --------------   --------------
Total Investments....................................       11,887,009           20,173       11,866,836               --
Call Options Purchased...............................        1,130,182               --        1,130,182               --
                                                        --------------   --------------   --------------   --------------
Total................................................   $   13,017,191   $       20,173   $   12,997,018   $           --
                                                        ==============   ==============   ==============   ==============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2022         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
Call Options Written.................................   $     (192,083)  $           --   $     (192,083)  $           --
Put Options Written..................................           (4,602)              --           (4,602)              --
                                                        --------------   --------------   --------------   --------------
Total................................................   $     (196,685)  $           --   $     (196,685)  $           --
                                                        ==============   ==============   ==============   ==============


Page 8                  See Notes to Financial Statements


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2022


ASSETS:
Investments, at value..................................................    $    11,887,009
Options contracts purchased, at value..................................          1,130,182
Cash...................................................................             67,456
Dividends receivables..................................................                109
                                                                           ---------------
   Total Assets........................................................         13,084,756
                                                                           ---------------

LIABILITIES:
Options contracts written, at value....................................            196,685
Investment advisory fees payables......................................              9,468
                                                                           ---------------
   Total Liabilities...................................................            206,153
                                                                           ---------------
NET ASSETS.............................................................    $    12,878,603
                                                                           ===============

NET ASSETS CONSIST OF:
Paid-in capital........................................................    $    12,670,633
Par value..............................................................              7,000
Accumulated distributable earnings (loss)..............................            200,970
                                                                           ---------------
NET ASSETS.............................................................    $    12,878,603
                                                                           ===============
NET ASSET VALUE, per share.............................................    $         18.40
                                                                           ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            700,002
                                                                           ===============
Investments, at cost...................................................    $    11,886,342
                                                                           ===============
Premiums paid on options contracts purchased...........................    $       899,404
                                                                           ===============
Premiums received on options contracts written.........................    $       157,745
                                                                           ===============


                        See Notes to Financial Statements                 Page 9


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022


INVESTMENT INCOME:
Dividends..............................................................    $        14,684
Interest...............................................................            172,118
                                                                           ---------------
   Total investment income.............................................            186,802
                                                                           ---------------

EXPENSES:
Investment advisory fees...............................................            132,159
                                                                           ---------------
   Total expenses......................................................            132,159
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)...........................................             54,643
                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................               (366)
   Purchased options contracts.........................................           (900,187)
   Written options contracts...........................................            486,203
                                                                           ---------------
Net realized gain (loss)...............................................           (414,350)
                                                                           ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................                195
   Purchased options contracts.........................................           (105,038)
   Written options contracts...........................................               (969)
                                                                           ---------------
Net change in unrealized appreciation (depreciation)...................           (105,812)
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (520,162)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $      (465,519)
                                                                           ===============


Page 10                 See Notes to Financial Statements


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS


                                                                                YEAR             PERIOD
                                                                                ENDED             ENDED
                                                                             12/31/2022      12/31/2021 (a)
                                                                           ---------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................    $        54,643   $       (72,171)
Net realized gain (loss)...............................................           (414,350)         (702,490)
Net change in unrealized appreciation (depreciation)...................           (105,812)          298,317
                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from operations........           (465,519)         (476,344)
                                                                           ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................            (31,758)               --
Return of capital......................................................            (16,277)               --
                                                                           ---------------   ---------------
Total distributions to shareholders....................................            (48,035)               --
                                                                           ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         14,891,168        23,206,989
Cost of shares redeemed................................................        (19,479,127)       (4,750,529)
                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................         (4,587,959)       18,456,460
                                                                           ---------------   ---------------
Total increase (decrease) in net assets................................         (5,101,513)       17,980,116

NET ASSETS:
Beginning of period....................................................         17,980,116                --
                                                                           ---------------   ---------------
End of period..........................................................    $    12,878,603   $    17,980,116
                                                                           ===============   ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................            950,002                --
Shares sold............................................................            800,000         1,200,002
Shares redeemed........................................................         (1,050,000)         (250,000)
                                                                           ---------------   ---------------
Shares outstanding, end of period......................................            700,002           950,002
                                                                           ===============   ===============


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 11


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)

CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR             PERIOD
                                                                      ENDED             ENDED
                                                                   12/31/2022      12/31/2021 (a)
                                                                 ---------------   ---------------
Net asset value, beginning of period...........................     $   18.93         $   19.99
                                                                    ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.08             (0.08)
Net realized and unrealized gain (loss)........................         (0.54)            (0.98)
                                                                    ---------         ---------
Total from investment operations...............................         (0.46)            (1.06)
                                                                    ---------         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.05)               --
Return of capital..............................................         (0.02)               --
                                                                    ---------         ---------
Total distributions............................................         (0.07)               --
                                                                    ---------         ---------
Net asset value, end of period.................................     $   18.40         $   18.93
                                                                    =========         =========
TOTAL RETURN (b)...............................................         (2.41)%           (5.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  12,879         $  17,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.90%             0.90% (c)
Ratio of net investment income (loss) to average net assets....          0.37%            (0.87)% (c)
Portfolio turnover rate (d)....................................             0%                0%


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-three exchange-traded funds. This report covers the FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), which trades under the ticker "BGLD" on the Cboe BZX Exchange, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) Gold Trust (the
"Underlying ETF"), up to a predetermined upside cap of 6.31% (before fees, expenses and taxes) and 6.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -15% (before fees, expenses and taxes) over the period from
December 1, 2022 to February 28, 2023 (the "Target Outcome Period"). Prior to
December 1, 2022, the Fund's investment objective included an upside cap of
3.90%, 7.01%, 9.00% and 6.92% (before fees, expenses and taxes) and 3.68%,
6.78%, 8.77 and 6.69% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and a Target Outcome Period of December 1, 2021 to February 28,
2022, March 1, 2022 to May 31, 2022, June 1, 2022 to August 31, 2022 and
September 1, 2022 to November 30, 2022, respectively. Under normal market conditions, the Fund will invest substantially all of its assets in U.S.
Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the "Subsidiary") that holds FLexible EXchange(R)
Options ("FLEX Options") that reference the price performance of the Underlying
ETF. The Subsidiary is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Fund does not invest directly in FLEX Options on the
Underlying ETF. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund will invest up to approximately 25% of its total assets in the Subsidiary. As of December 31, 2022, the Fund invested
20.87% of the Fund's total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the
United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor") in accordance with valuation procedures approved by the
Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of
Investments. The Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a
      FLEX Option contract occurs, the trade price will be used to value such
      FLEX Option contracts in lieu of the model price.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

      U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Shares of open-end funds are valued based on NAV per share.

If the Fund's investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The
Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2022, is included with the Fund's Consolidated Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the
Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX
Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in "Options contracts written, at value"
on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as "Net realized gain (loss) on written options contracts" on the Consolidated Statement of Operations. When the Subsidiary
purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in "Net realized gain (loss) on purchased options contracts"
on the Consolidated Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid annually by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended December
31, 2022 and the fiscal period ended December 31, 2021 was as follows:

Distributions paid from:                        2022           2021
Ordinary income                             $     31,758   $         --
Capital gains                                         --             --
Return of capital                                 16,277             --

As of December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income               $         --
Accumulated capital and other gain (loss)         (2,991)
Net unrealized appreciation (depreciation)       195,286

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under
Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021 and
2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Fund had $210 of non- expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Fund had no net late year ordinary or capital losses.

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the
Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain
(loss). These adjustments are primarily due to the difference between book and tax treatments of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for the Fund were as follows:

                  Accumulated      Accumulated
                 Net Investment    Net Realized       Paid-in
                 Income (Loss)     Gain (Loss)        Capital
                 --------------   --------------   --------------
                   $ (19,959)       $ 414,140       $ (394,181)

As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                       Gross           Gross        Net Unrealized
                                    Unrealized       Unrealized      Appreciation
                    Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                 --------------   --------------   --------------   --------------
                  $ 11,886,342      $  234,226      $  (38,940)       $  195,286


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's and the
Subsidiary's investment portfolios, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective
November 1, 2022, the annual unitary management fee payable by the Fund to First
Trust for these services will be reduced at certain levels of the Fund's net assets ("breakpoints") and calculated pursuant to the schedule below.


                               Breakpoints
-------------------------------------------------------------------------
Fund net assets up to and including $2.5 billion                            0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion    0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion    0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion   0.8325%
Fund net assets greater than $10 billion                                    0.8100%


Prior to November 1, 2022, the Fund paid First Trust an annual unitary management fee equal to 0.9000% of its average daily net assets. The Subsidiary does not pay First Trust a separate management fee.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal year ended December 31, 2022, were $0 and $0, respectively.

For the fiscal year ended December 31, 2022, the Fund did not have any in-kind purchases or sales.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at
December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and
Liabilities.


                                                   ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                        ----------------------------------------   ----------------------------------------
                                              CONSOLIDATED                               CONSOLIDATED
DERIVATIVES                             STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
-----------------   -----------------   ------------------------   -------------   ------------------------   -------------
                    Commodity           Options contracts                          Options contracts
Options             Risk                purchased, at value        $   1,130,182   written, at value          $     196,685


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

CONSOLIDATED STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
COMMODITY RISK EXPOSURE
Net realized gain (loss) on:
   Purchased options contracts                                   $   (900,187)
   Written options contracts                                          486,203
Net change in unrealized appreciation (depreciation) on:
   Purchased options contracts                                       (105,038)
   Written options contracts                                             (969)

During the fiscal year ended December 31, 2022, the premiums for purchased options contracts opened were $4,142,564 and the premiums for purchased options contracts closed, exercised and expired were $4,439,126.

During the fiscal year ended December 31, 2022, the premiums for written options contracts opened were $937,375 and the premiums for written options contracts closed, exercised and expired were $1,100,817.

The Fund does not have the right to offset financial assets and liabilities related to options contracts on the Consolidated Statement of Assets and
Liabilities.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2022

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying consolidated statement of assets and liabilities of FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), a
series of the First Trust Exchange-Traded Fund, including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended December 31, 2022, and the period from January 20, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31,
2022, and the period from January 20, 2021 (commencement of operations) through
December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2023

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2022, the following percentages of ordinary income (including the short-term capital gain) distribution paid by the
Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

         Dividend Received Deduction           Qualified Dividend Income
         ---------------------------           -------------------------
                    0.00%                                0.00%

Distributions paid to foreign shareholders during the Fund's fiscal year ended
December 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

                                   DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by SPDR(R) Gold Shares,
SPDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the
SPDR(R) Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX
Options.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Advisory Agreement Amendment") of the Investment Management Agreement (the
"Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the amendment (the "Sub-Advisory Agreement Amendment" and together with the Advisory
Agreement Amendment, the "Amendments") of the Investment Sub-Advisory Agreement
(the "Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the FT Cboe Vest Gold Strategy Quarterly ETF (the
"Fund").

The Board approved the Amendments at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Advisory Agreement Amendment, the Board considered that the purpose of the Advisory Agreement Amendment is to modify the unitary fee rate for the Fund under the Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. In reviewing the
Sub-Advisory Agreement Amendment, the Board considered that the purpose of the
Sub-Advisory Agreement Amendment is to modify the sub-advisory fee rate for the
Fund under the Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the Advisory Agreement Amendment. The Board noted the
Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement will not be reduced or modified as a result of the Advisory Agreement Amendment and the Sub-Advisory Agreement Amendment, and
that the obligations of the Advisor under the Advisory Agreement and the obligations of the Sub-Advisor under the Sub-Advisory Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreements were fair and reasonable and that the continuation of the
Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Cboe Vest Gold Strategy Quarterly Buffer
ETF (the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $7,203. This figure is comprised of $279 paid (or to be paid) in fixed compensation and
$6,924 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $3,799 paid (or to be paid) to senior management of First Trust Advisors L.P. and
$3,404 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the
Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS             OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical Group,       222      None
(1951)                                           Physician & Officer, Wheaton Orthopedics
                              o Since Inception  (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors               222      Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                       Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                            Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMIS Hong
                                                                                                          Kong Ltd., and Futures
                                                                                                          Industry Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       222      Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                    of Advocate Home Health
                              o Since 2021       Continuing Health Division (Integrated                   Services, Advocate Home
                                                 Healthcare System)                                       Care Products and Advocate
                                                                                                          Hospice; Director and
                                                                                                          Board Chair of Aurora At
                                                                                                          Home (since 2018);
                                                                                                          Director of Advocate
                                                                                                          Physician Partners
                                                                                                          Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care Hospitals;
                                                                                                          and Director of Senior
                                                                                                          Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          222      Formerly, Director of
(1956)                                           and Management Consulting)                               Trust Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        222      None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust            222      None
Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception  L.P., Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer,
(1966)                Executive Officer                                    First Trust Advisors L.P. and First Trust Portfolios
                                                   o Since January 2016    L.P.; Chief Financial Officer, BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                    First Trust Portfolios L.P.
                      Accounting Officer           o Since January 2016

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 27


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
--------------------------------------------------------------------------------

FT Cboe Vest Gold Strategy Target Income ETF(R) (IGLD)

------------------
Annual Report
For the Year Ended
December 31, 2022
------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                               DECEMBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the "Trust") described in this report (FT Cboe Vest Gold Strategy Target Income ETF(R); hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest Gold Strategy Target Income ETF(R) (the "Fund"), which contains detailed information about the Fund for the twelve months ended December 31, 2022.

The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500(R) Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.

A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the "Fed")
described this as a "soft landing," stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the
Federal Funds rate has been since 2008.

The economic impact of the Fed's tighter monetary policy quickly became evident.
Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product ("GDP") growth rate since March
2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing
12-month rate on the Consumer Price Index ("CPI"), appears to be responding to the Fed's tightening. After peaking at 9.1% in June 2022, the CPI rate fell to
6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly
125,000 employees have lost their jobs since June 2022 as more than 120 U.S.
companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.

Since 1928, the S&P 500(R) Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the
U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)

The FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund") seeks to deliver participation in the price returns of the SPDR(R) Gold Trust (the
"Underlying ETF") while providing a consistent level of income. The Fund's investments principally include short-term U.S. Treasury securities, cash and cash equivalents, and the shares of a wholly-owned subsidiary ("Subsidiary")
that holds FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. In seeking to achieve its objective, the Fund, through the Subsidiary, will generally purchase or sell FLEX Options.
FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. In combination, the purchased call and sold put options generally provide exposure to price returns of the
Underlying ETF both on the upside and downside. The Fund's investment sub-advisor is Cboe Vest Financial LLC. Additionally, as a means to generate income, the Fund will employ a "partial covered call strategy" that seeks to sell call options having a strike price roughly equal to the value of the
Underlying ETF at the inception of the Fund or each subsequent roll of the strategy (such options are said to be "at-the-money") on only a portion of the notional value of the call options purchased by the Fund. To execute this strategy, the Fund will sell call options with an expiration date less than or equal to approximately one month in the future (the "Target Income Period"). The amount of call options sold by the Fund is based on a calculation designed to result in the Fund generating income over the Target Income Period on the average assets of the Fund from premiums from writing call options that is approximately 3.85% higher annually than the annual yield from one-month U.S.
Treasury securities, before Fund fees and expenses. The Fund is classified as
"non-diversified" under the Investment Company Act of 1940, as amended. Shares of the Fund are listed on the Cboe BZX Exchange, Inc. under the ticker symbol
"IGLD."


------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL          CUMULATIVE
                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                          1 Year Ended    Inception (3/2/21)    Inception (3/2/21)
                                                            12/31/22         to 12/31/22           to 12/31/21
FUND PERFORMANCE
NAV                                                          -3.26%             -0.12%                -0.22%
Market Price                                                 -2.40%              0.52%                 0.96%

INDEX PERFORMANCE
LBMA Gold Price                                              -0.43%              2.62%                 4.85%
S&P 500(R) Index - Price Return                             -19.44%             -0.43%                -0.80%
------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)

--------------------------------------------------------
FUND ALLOCATION                          % OF NET ASSETS
--------------------------------------------------------
U.S. Treasury Bills                           137.9%
Money Market Funds                              1.5
Purchased Options                               1.0
Written Options                               (42.0)
Net Other Assets and Liabilities                1.6
                                             -------
   Total                                      100.0%
                                             =======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 2, 2021 - DECEMBER 31, 2022

                FT Cboe Vest
               Gold Strategy                                     S&P 500(R) Index -
            Target Income ETF(R)         LBMA Gold Price            Price Return
3/2/21            $10,000                    $10,000                  $10,000
6/30/21            10,029                     10,170                   11,104
12/31/21           10,314                     10,530                   12,315
6/30/22            10,231                     10,492                    9,781
12/31/22            9,978                     10,485                    9,920


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest Gold Strategy Target Income ETF(R) ("IGLD" or the
"Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street,
Suite 240, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $10 billion under management or committed to management as of
December 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2021.

                                  MARKET RECAP

For the Fund's fiscal year ended December 31, 2022 (the "period"), global stock markets fell sharply, as inflation rates soared to levels not seen in decades and central bankers began hiking interest rates to combat it.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the period down 18.11%. Mid- and small-cap stocks, as measured by the S&P Midcap
400(R) Index and the Russell 2000(R) Small Cap Index, lost 13.1% and 20.5%, respectively. The Nasdaq 100 Index, a tech-heavy market measure, fell 32.4%.
International stock markets were down as well, as exemplified by drops in the major foreign market indices: the MSCI EAFE Index (a broad measure of international stocks in developed markets, excluding the U.S.) declined by
14.5%, while the MSCI Emerging Markets Index fell 20.0%.

During the period, gold, as measured by the price return of SPDR(R) Gold Shares
ETF ("GLD," the "Underlying ETF"), declined 0.8%.

U.S. economic data suggested a softening economy. Gross domestic product ("GDP")
growth in the three most recent quarterly reports (first quarter 2022 through third quarter 2022) came in at seasonally adjusted annualized rates of -1.6%,
-0.6%, and 3.2%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 0.4% GDP growth in 2023 (versus 2022).

The U.S. unemployment rate continues to linger around 50-year lows. Throughout the current period, the unemployment rate trended lower. The rate was 3.9% in
December 2021 but had declined to 3.5% by December 2022.

In an effort to reduce higher-than-target inflation rates, the Federal Reserve
(the "Fed") aggressively increased the Federal Funds target rate in 2022, increasing the target range by 4.25% (from a range of 0%-0.25% to a range of
4.25%-4.50%).

U.S. inflation levels, which had accelerated dramatically in 2021, began to fall in the latter half of 2022. As the year began, inflation (as measured by the
Consumer Price Index (CPI - Year over Year)) was running at 7.0%. By June 2022, inflation reached 9.1%, before falling to 6.5% by December 2022. The overheated housing market also began to respond to the Fed's aggressive interest rate hikes, with the four most recent monthly price reports (July through October
2022) each showing declining home prices (as measured by the S&P Case-Shiller
U.S. National Home Price Index).

Over the period, implied volatilities in U.S. equity markets rose, illustrated by an increase in the Cboe Volatility Index ("VIX") from 17.2% to 21.7%. For the period, the VIX averaged 25.6%.

PERFORMANCE ANALYSIS

Generally, the Fund holds securities with the economic equivalent to a long position in GLD. In addition, the Fund generally sells (writes) a certain amount of one-month at-the-money covered call options on GLD each month to generate income.

The size of the covered call position may be expressed as a percentage of the long GLD position. This percentage is referred to as the IGLD Overwrite
Percentage. At each month-end this percentage is determined such that the targeted amount of premium collected from writing the options is approximately
3.85% over the 1-month treasury yield, divided by twelve. Thus, each month's


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2022 (UNAUDITED)

IGLD Overwrite Percentage is impacted by the market price of the options at the time the options are sold. The higher the price of the options, the fewer options that are needed to be sold to raise the targeted premium amount. Should the short calls end the month in-the-money, the Fund will be negatively impacted by the amount the calls are in-the-money.

The net effect of the long GLD position and the partial overwrite of options allows the Fund to participate in GLD rallies at a rate of 100% less the IGLD
Overwrite Percentage. For example, if the IGLD Overwrite Percentage is 20%, the
Fund generally participates in 80% of the GLD rally for the month.

The following table provides information pertaining to the Fund's covered call overwrite percentage and performance for each of the monthly reset periods during the period. The Fund's overwrite percentage is reset at the end of each month. The table shows the overwrite percentages that went into effect on each of the monthly start dates.

For each monthly reset period the Fund's performance is generally impacted by a number of factors. These factors include GLD performance, implied volatility of
GLD, the overwrite percentage, and expenses.


                  MONTHLY PERIODS                            GLD          IGLD       IGLD OVERWRITE
                START         END          EXPENSES      PERFORMANCE   PERFORMANCE     PERCENTAGE
              -------------------------------------------------------------------------------------
              12/31/2021    1/31/2022       0.08%          -1.68%        -1.18%          23.78%
               1/31/2022    2/28/2022       0.07%           6.12%         4.20%          20.79%
               2/28/2022    3/31/2022       0.08%           1.27%         2.41%          16.62%
               3/31/2022    4/30/2022       0.07%          -2.07%        -1.77%          16.68%
               4/30/2022    5/31/2022       0.08%          -3.26%        -2.99%          19.08%
               5/31/2022    6/30/2022       0.07%          -1.57%        -1.30%          22.26%
               6/30/2022    7/31/2022       0.07%          -2.59%        -2.29%          20.39%
               7/31/2022    8/31/2022       0.08%          -2.94%        -2.48%          30.51%
               8/31/2022    9/30/2022       0.07%          -2.89%        -2.23%          27.79%
               9/30/2022   10/31/2022       0.08%          -1.78%        -1.42%          26.22%
              10/31/2022   11/30/2022       0.07%           8.49%         5.86%          30.93%
              11/30/2022   12/31/2022       0.07%           2.93%         0.31%          38.80%


MARKET AND FUND OUTLOOK

The Fed still has work to do to bring down inflation rates to acceptable levels.
The Fed has been signaling to the market that there will be additional interest rate hikes in 2023. The Fed's December 2022 "dot plot" that shows where they think the Federal Funds target rate will be in the future, shows that they expect the target range to be 5.00-5.25% by the end of 2023, or 0.75% higher than the current target range. This may be a headwind for equities and fixed income securities in the coming year.

Many fixed income investments still provide investors with negative real yields
(i.e., nominal yield less inflation.) This continues to bode poorly for future fixed income returns, in our opinion. In response, some investors may be looking to reallocate away from fixed income.

Gold, historically thought of as the predominant inflation hedge, now competes with cryptocurrencies such as Bitcoin for that honor. While gold prices were relatively flat in 2022, it was certainly a better asset class than equities, on a total return basis, and as such, did provide some inflation protection.

We believe the Fund is an alternative that investors should consider. The Fund seeks to deliver participation in the price returns of the SPDR Gold Trust while providing a consistent level of income. The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that are consistent with the premiums received from covered calls written pursuant the Fund's investment strategy. The policy has no impact on the Fund's investment strategy and may reduce the Fund's net asset value. The policy may be amended at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund's distributions could consist of return of capital in order to maintain the distribution rate.
For the fiscal period ended December 31, 2022, 100% of the Fund's distributions were characterized as return of capital. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

In the current market environment, which includes elevated inflation rates, a continuing Fed tightening cycle, and negative real yields, the Fund, in appropriate allocations, may be a suitable alternative in an investor's portfolio to either equity and/or fixed income investments.

                                                                          Page 5


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest Gold Strategy Target Income ETF(R) (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2022     DECEMBER 31, 2022       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
Actual                                               $1,000.00          $  975.30            0.85%            $4.23
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%            $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2022


  PRINCIPAL                                                                             STATED         STATED
    VALUE                                  DESCRIPTION                                  COUPON        MATURITY        VALUE
-------------   ------------------------------------------------------------------   ------------   ------------   ------------
U.S. TREASURY BILLS -- 137.9%
$  55,462,400   U.S. Treasury Bill (a)............................................       (b)          11/30/23     $ 53,180,391
                (Cost $53,166,790)                                                                                 ------------



   SHARES                                                 DESCRIPTION                                                 VALUE
-------------   ------------------------------------------------------------------------------------------------   ------------
MONEY MARKET FUNDS -- 1.5%
      576,012   Dreyfus Government Cash Management Fund, Institutional Shares - 4.19% (c).......................        576,012
                (Cost $576,012)                                                                                    ------------

                TOTAL INVESTMENTS -- 139.4%.....................................................................     53,756,403
                (Cost $53,742,802)                                                                                 ------------



  NUMBER OF                                                             NOTIONAL       EXERCISE      EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE          DATE          VALUE
-------------   ---------------------------------------------------   ------------   ------------   ------------   ------------
CALL OPTIONS PURCHASED -- 1.0%

        2,300   SPDR(R) Gold Shares................................   $ 39,017,200   $     244.50     11/30/23          391,000
                (Cost $389,249)                                                                                    ------------

WRITTEN OPTIONS -- (42.0)%

CALL OPTIONS WRITTEN -- (0.7)%
         (749)  SPDR(R) Gold Shares................................    (12,706,036)        169.64     01/31/23         (253,162)
                (Premiums received $252,192)                                                                       ------------

PUT OPTIONS WRITTEN -- (41.3)%
       (2,300)  SPDR(R) Gold Shares................................    (39,017,200)        244.50     11/30/23      (15,948,200)
                (Premiums received $16,032,270)                                                                    ------------

                TOTAL WRITTEN OPTIONS...........................................................................    (16,201,362)
                (Premiums received $16,284,462)                                                                    ------------

                NET OTHER ASSETS AND LIABILITIES -- 1.6%........................................................        623,723
                                                                                                                   ------------
                NET ASSETS -- 100.0%............................................................................   $ 38,569,764
                                                                                                                   ============


(a)   This security or a portion of this security is segregated as collateral for written options contracts. At December 31, 2022, the segregated value of this security amounts to $24,917,464.

(b)   Zero coupon security.

(c)   Rate shown reflects yield as of December 31, 2022.

                        See Notes to Financial Statements                 Page 7


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2022

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to
Consolidated Financial Statements):


                                                      ASSETS TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                             TOTAL           LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                          12/31/2022         PRICES          INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
U.S. Treasury Bills..................................   $   53,180,391   $           --   $   53,180,391   $           --
Money Market Funds...................................          576,012          576,012               --               --
                                                        --------------   --------------   --------------   --------------
Total Investments....................................       53,756,403          576,012       53,180,391               --
Call Options Purchased...............................          391,000               --          391,000               --
                                                        --------------   --------------   --------------   --------------
Total................................................   $   54,147,403   $      576,012   $   53,571,391   $           --
                                                        ==============   ==============   ==============   ==============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                             TOTAL           LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                          12/31/2022         PRICES          INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
Call Options Written.................................   $     (253,162)  $           --   $     (253,162)  $           --
Put Options Written..................................      (15,948,200)              --      (15,948,200)              --
                                                        --------------   --------------   --------------   --------------
Total................................................   $  (16,201,362)  $           --   $  (16,201,362)  $           --
                                                        ==============   ==============   ==============   ==============


Page 8                  See Notes to Financial Statements


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2022


ASSETS:
Investments, at value..................................................    $    53,756,403
Options contracts purchased, at value..................................            391,000
Cash...................................................................                765
Receivables:
   Investment securities sold..........................................          3,980,931
   Dividends...........................................................              4,049
   Capital shares sold.................................................                379
                                                                           ---------------
   Total Assets........................................................         58,133,527
                                                                           ---------------

LIABILITIES:
Options contracts written, at value....................................         16,201,362
Payables:
   Capital shares redeemed.............................................          1,881,630
   Investment securities purchased.....................................          1,451,556
   Investment advisory fees............................................             29,215
                                                                           ---------------
   Total Liabilities...................................................         19,563,763
                                                                           ---------------
NET ASSETS.............................................................    $    38,569,764
                                                                           ===============

NET ASSETS CONSIST OF:
Paid-in capital........................................................    $    38,546,357
Par value..............................................................             20,500
Accumulated distributable earnings (loss)..............................              2,907
                                                                           ---------------
NET ASSETS.............................................................    $    38,569,764
                                                                           ===============
NET ASSET VALUE, per share.............................................    $         18.81
                                                                           ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................          2,050,002
                                                                           ===============
Investments, at cost...................................................    $    53,742,802
                                                                           ===============
Premiums paid on options contracts purchased...........................    $       389,249
                                                                           ===============
Premiums received on options contracts written.........................    $    16,284,462
                                                                           ===============


                        See Notes to Financial Statements                 Page 9


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022


INVESTMENT INCOME:
Interest...............................................................    $       583,719
Dividends..............................................................             21,811
                                                                           ---------------
   Total investment income.............................................            605,530
                                                                           ---------------

EXPENSES:
Investment advisory fees...............................................            335,205
                                                                           ---------------
   Total expenses......................................................            335,205
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)...........................................            270,325
                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................            (53,433)
   Purchased options contracts.........................................           (336,354)
   Written options contracts...........................................         (1,041,575)
                                                                           ---------------
Net realized gain (loss)...............................................         (1,431,362)
                                                                           ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................             28,311
   Purchased options contracts.........................................             83,890
   Written options contracts...........................................           (832,493)
                                                                           ---------------
Net change in unrealized appreciation (depreciation)...................           (720,292)
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         (2,151,654)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $    (1,881,329)
                                                                           ===============


Page 10                 See Notes to Financial Statements


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS


                                                                                YEAR             PERIOD
                                                                                ENDED             ENDED
                                                                             12/31/2022      12/31/2021 (a)
                                                                           ---------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................    $       270,325   $      (128,375)
Net realized gain (loss)...............................................         (1,431,362)         (300,603)
Net change in unrealized appreciation (depreciation)...................           (720,292)          818,744
                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from operations........         (1,881,329)          389,766
                                                                           ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................                 --                --
Return of capital......................................................         (1,725,727)         (446,336)
                                                                           ---------------   ---------------
Total distributions to shareholders....................................         (1,725,727)         (446,336)
                                                                           ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         21,210,170        36,504,705
Cost of shares redeemed................................................        (10,509,533)       (4,971,952)
                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................         10,700,637        31,532,753
                                                                           ---------------   ---------------
Total increase (decrease) in net assets................................          7,093,581        31,476,183

NET ASSETS:
Beginning of period....................................................         31,476,183                --
                                                                           ---------------   ---------------
End of period..........................................................    $    38,569,764   $    31,476,183
                                                                           ===============   ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................          1,550,002                --
Shares sold............................................................          1,050,000         1,800,002
Shares redeemed........................................................           (550,000)         (250,000)
                                                                           ---------------   ---------------
Shares outstanding, end of period......................................          2,050,002         1,550,002
                                                                           ===============   ===============


(a)   Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 11


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR             PERIOD
                                                                      ENDED             ENDED
                                                                   12/31/2022      12/31/2021 (a)
                                                                 ---------------   ---------------
Net asset value, beginning of period...........................     $   20.31         $   20.14
                                                                    ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.14             (0.08)
Net realized and unrealized gain (loss)........................         (0.79)             0.71
                                                                    ---------         ---------
Total from investment operations...............................         (0.65)             0.63
                                                                    ---------         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Return of capital..............................................         (0.85)            (0.46)
                                                                    ---------         ---------
Total distributions............................................         (0.85)            (0.46)
                                                                    ---------         ---------
Net asset value, end of period.................................     $   18.81         $   20.31
                                                                    =========         =========
TOTAL RETURN (b)...............................................         (3.26)%            3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  38,570         $  31,476
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.85%             0.85% (c)
Ratio of net investment income (loss) to average net assets....          0.69%            (0.76)% (c)
Portfolio turnover rate (d)....................................             0%                0%


(a)   Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12                 See Notes to Financial Statements


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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-three exchange-traded funds. This report covers the FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund"), which trades under the ticker "IGLD" on the Cboe BZX Exchange, Inc. ("Cboe BZX"). The
Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to deliver participation in the price returns of the
SPDR(R) Gold Trust (the "Underlying ETF") while providing a consistent level of income. The Fund's investments principally include short-term U.S. Treasury securities, cash and cash equivalents, and the shares of a wholly-owned subsidiary (the "Subsidiary") that holds FLexible EXchange(R) Options ("FLEX
Options") that reference the price performance of the Underlying ETF. In seeking to achieve its objective, the Fund, through the Subsidiary, will generally purchase or sell FLEX Options. In combination, the purchased call and sold put options generally provide exposure to price returns of the Underlying ETF both on the upside and downside. The Subsidiary is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Fund may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2022, the Fund invested
19.60% of the Fund's total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the
United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor") in accordance with valuation procedures approved by the
Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of
Investments. The Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a
      FLEX Option contract occurs, the trade price will be used to value such
      FLEX Option contracts in lieu of the model price.

      U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Shares of open-end funds are valued based on NAV per share.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

If the Fund's investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The
Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2022, is included with the Fund's Consolidated Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the
Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX
Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in "Options contracts written, at value"
on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as "Net realized gain (loss) on written options contracts" on the Consolidated Statement of Operations. When the Subsidiary


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in "Net realized gain (loss) on purchased options contracts"
on the Consolidated Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended December
31, 2022 and the fiscal period ended December 31, 2021 was as follows:

Distributions paid from:                        2022           2021
Ordinary income                             $         --   $         --
Capital gains                                         --             --
Return of capital                              1,725,727        446,336

As of December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income               $         --
Accumulated capital and other gain (loss)        (42,405)
Net unrealized appreciation (depreciation)       114,456

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under
Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021 and
2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Fund had $24,837 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the
Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain
(loss). These adjustments are primarily due to the difference between book and

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

tax treatments of income and gains on various investment securities held by the
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for the Fund were as follows:

                  Accumulated      Accumulated
                 Net Investment    Net Realized       Paid-in
                 Income (Loss)     Gain (Loss)        Capital
                 --------------   --------------   --------------
                  $ (265,796)      $ 1,405,043     $ (1,139,247)

As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                      Gross            Gross        Net Unrealized
                                    Unrealized       Unrealized      Appreciation
                    Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                 --------------   --------------   --------------   --------------
                  $ 53,742,802      $  114,456          $    --       $  114,456


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's and the
Subsidiary's investment portfolios, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective
November 1, 2022, the annual unitary management fee payable by the Fund to First
Trust for these services will be reduced at certain levels of the Fund's net assets ("breakpoints") and calculated pursuant to the schedule below:


                               Breakpoints
-------------------------------------------------------------------------
Fund net assets up to and including $2.5 billion                            0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion    0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion    0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion   0.78625%
Fund net assets greater than $10 billion                                    0.76500%


Prior to November 1, 2022, the Fund paid First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. The Subsidiary does not pay First Trust a separate management fee.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. Effective November 1, 2022, during any period in which the Advisor's unitary management fee is reduced in accordance with the breakpoints described above, the sub-advisory fee (which is based on the
Advisor's management fee) paid to Cboe Vest will be reduced to reflect the reduction in the Advisor's management fee.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal year ended December 31, 2022, were $0 and $0, respectively.

For the fiscal year ended December 31, 2022, the Fund did not have any in-kind purchases or sales.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at
December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and
Liabilities.


                                                   ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                       -----------------------------------------   ----------------------------------------
                                             CONSOLIDATED                                CONSOLIDATED
DERIVATIVES                             STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE        LIABILITIES LOCATION          VALUE         LIABILITIES LOCATION         VALUE
-----------------   -----------------  ------------------------    -------------   ------------------------   -------------
                    Commodity          Options contracts                           Options contracts
Options             Risk               purchased, at value         $     391,000   written, at value          $  16,201,362


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

CONSOLIDATED STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
COMMODITY RISK EXPOSURE
Net realized gain (loss) on:
   Purchased options contracts                                   $   (336,354)
   Written options contracts                                       (1,041,575)
Net change in unrealized appreciation (depreciation) on:
   Purchased options contracts                                         83,890
   Written options contracts                                         (832,493)

During the fiscal year ended December 31, 2022, the premiums for purchased options contracts opened were $561,026 and the premiums for purchased options contracts closed, exercised and expired were $392,066.

During the fiscal year ended December 31, 2022, the premiums for written options contracts opened were $28,925,330 and the premiums for written options contracts closed, exercised and expired were $27,974,887.

The Fund does not have the right to offset financial assets and liabilities related to options contracts on the Consolidated Statement of Assets and
Liabilities.

                                                                         Page 17


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2022

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying consolidated statement of assets and liabilities of FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund"), a
series of the First Trust Exchange-Traded Fund, including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended December 31, 2022, and the period from March 2, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31,
2022, and the period from March 2, 2021 (commencement of operations) through
December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2023

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19

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ADDITIONAL INFORMATION
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             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2022, the following percentages of ordinary income (including the short-term capital gain) distributions paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

         Dividend Received Deduction           Qualified Dividend Income
         ---------------------------           -------------------------
                    0.00%                                0.00%

Distributions paid to foreign shareholders during the Fund's fiscal year ended
December 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

                                                                         Page 21

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

                                   DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by SPDR(R) Gold Shares,
SPDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the
SPDR(R) Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX
Options.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Advisory Agreement Amendment") of the Investment Management Agreement (the
"Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the amendment (the "Sub-Advisory Agreement Amendment" and together with the Advisory
Agreement Amendment, the "Amendments") of the Investment Sub-Advisory Agreement
(the "Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the FT Cboe Vest Gold Strategy Target Income ETF
(the "Fund").

The Board approved the Amendments at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Advisory Agreement Amendment, the Board considered that the purpose of the Advisory Agreement Amendment is to modify the unitary fee rate for the Fund under the Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. In reviewing the
Sub-Advisory Agreement Amendment, the Board considered that the purpose of the
Sub-Advisory Agreement Amendment is to modify the sub-advisory fee rate for the
Fund under the Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the Advisory Agreement Amendment. The Board noted the
Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement will not be reduced or modified as a result of the Advisory Agreement Amendment and the Sub-Advisory Agreement Amendment, and
that the obligations of the Advisor under the Advisory Agreement and the obligations of the Sub-Advisor under the Sub-Advisory Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreements were fair and reasonable and that the continuation of the
Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of the Fund.

                                                                         Page 23

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Cboe Vest Gold Strategy Target Income
ETF(R) (the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative
Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $19,336. This figure is comprised of $750 paid (or to be paid) in fixed compensation and
$18,586 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $10,198 paid (or to be paid) to senior management of First Trust Advisors L.P. and
$9,138 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the
Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS             OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical Group,       222      None
(1951)                                           Physician & Officer, Wheaton Orthopedics
                              o Since Inception  (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors               222      Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                       Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                            Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMIS Hong
                                                                                                          Kong Ltd., and Futures
                                                                                                          Industry Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       222      Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                    of Advocate Home Health
                              o Since 2021       Continuing Health Division (Integrated                   Services, Advocate Home
                                                 Healthcare System)                                       Care Products and Advocate
                                                                                                          Hospice; Director and
                                                                                                          Board Chair of Aurora At
                                                                                                          Home (since 2018);
                                                                                                          Director of Advocate
                                                                                                          Physician Partners
                                                                                                          Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care Hospitals;
                                                                                                          and Director of Senior
                                                                                                          Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          222      Formerly, Director of
(1956)                                           and Management Consulting)                               Trust Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        222      None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust            222      None
Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception  L.P., Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer,
(1966)                Executive Officer                                    First Trust Advisors L.P. and First Trust Portfolios
                                                   o Since January 2016    L.P.; Chief Financial Officer, BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                    First Trust Portfolios L.P.
                      Accounting Officer           o Since January 2016

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 27


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $397,000 for 2021 and $440,000 for 2022.

(b)	Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

(c)	Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $65,296 for 2021 and $257,000 for 2022. The tax fees were for review of regulated investment company status. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for 2021 and $0 for 2022.

(d)	All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2021 were $65,296 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the fiscal year ended December 31, 2022 were $257,000 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s distributor.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 13, 2023

* Print the name and title of each signing officer under his or her signature.